  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1998.

                                             1933 ACT REGISTRATION NO. 333-16617
                                             1940 ACT REGISTRATION NO. 811-07747
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                                   FORM N-1A

      REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT OF 1933            [_]
      Pre-Effective Amendment No.        [_]
      Post-Effective Amendment No. 3     [X]
                                     and/or

      REGISTRATION STATEMENT UNDER THE
       INVESTMENT COMPANY ACT OF 1940    [_]
      Amendment No. 3                    [X]

                        (Check appropriate box or boxes)

                                --------------

                       NUVEEN FLAGSHIP MULTISTATE TRUST I
               (Exact name of Registrant as Specified in Charter)

  333 West Wacker Drive, Chicago,                      60606
              Illinois                              (Zip Code)
  (Address of Principal Executive
              Office)
       Registrant's Telephone Number, including Area Code: (312) 917-7700
                                              With a copy to:
  Gifford R. Zimmerman, Esq.--Vice            Thomas S. Harman
    President and Secretary
       333 West Wacker Drive             Morgan Lewis & Bockius LLP
      Chicago, Illinois 60606               1800 M Street, N.W.
   (Name and Address of Agent for          Washington, D.C. 20036
              Service)

It is proposed that this filing will become effective (check appropriate box):

[X]
  Immediately upon filing pursu-
  ant to paragraph (b)                  [_]on (date) pursuant to paragraph
                                        [_](a)(1)
                                           75 days after filing pursuant to
                                           paragraph (a)(2)
[_]
                                        [_]
  on September 30, 1998 pursuant           on (date) pursuant to paragraph
  to paragraph (b)                         (a)(2) of Rule 485.

If appropriate, check the following box:

[_]
  60 days after filing pursuant
  to paragraph (a)(1)
[_]
  This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

                               PART A--PROSPECTUS

                    NUVEEN FLAGSHIP MULTISTATE TRUST I

                             333 West Wacker Drive

                            Chicago, Illinois 60606

NUVEEN
Municipal
Bond Funds

September 30, 1998

Prospectus

Dependable, tax-free income to help you keep more of what you earn.


[PHOTO APPEARS HERE]

Arizona

Colorado

New Mexico

NOT FDIC-  May lose value
INSURED    No bank guarantee


Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds
This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                 1
 ...............................................................................
Nuveen Flagship Arizona Municipal Bond Fund                                  2
 ...............................................................................
Nuveen Flagship Colorado Municipal Bond Fund                                 4
 ...............................................................................
Nuveen Flagship New Mexico Municipal Bond Fund                               6
 ...............................................................................
Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                        8
 ...............................................................................
Management Fees                                                              8
 ...............................................................................
What Securities We Invest In                                                 9
 ...............................................................................
How We Select Investments                                                   10
 ...............................................................................
What the Risks Are                                                          10
 ...............................................................................
How We Manage Risk                                                          11
 ...............................................................................

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.
How to Choose a Share Class                                                 13
 ...............................................................................
How to Reduce Your Sales Charge                                             15
 ...............................................................................
How to Buy Shares                                                           15
 ...............................................................................
Systematic Investing                                                        16
 ...............................................................................
Systematic Withdrawal                                                       17
 ...............................................................................
Special Services                                                            17
 ...............................................................................
How to Sell Shares                                                          18
 ...............................................................................
Section 4  General Information
This section summarizes the fund's distribution policies and other general fund information .

Distributions and Taxes                                                     20
 ...............................................................................
Distribution and Service Plans                                              21
 ...............................................................................
Net Asset Value                                                             22
 ...............................................................................
Fund Service Providers                                                      22
 ...............................................................................

Section 5  Financial Highlights

This section provides the fund's financial performance                      23
for the past 5 years.
 ...............................................................................
Appendix Additional State Information                                       26
 ...............................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                          September 30, 1998
Section 1  The Funds


Nuveen Flagship Arizona Municipal Bond Fun

Nuveen Flagship Colorado Municipal Bond Fund

Nuveen Flagship New Mexico Municipal Bond Fund


Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information

A Century of Investment Experience

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                          Section 1 The Funds  1

Nuveen Flagship Arizona Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Arizona bonds. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?
The fund may be a suitable investment for you if you seek to:

 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:
 . Pursue an aggressive, high-growth investment strategy;
 . Invest through an IRA or 401(k) plan;
 . Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/
                           [BAR CHART APPEARS HERE]

Class A  Annual Returns
1988     12.5%
1989      9.9%
1990      5.5%
1991     12.3%
1992     10.2%
1993     13.0%
1994     -5.6%
1995     19.6%
1996      3.3%
1997      9.6%


During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 7.58% and -5.84%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                             Average Annual Total Returns for
                           the Periods Ending December 31, 1997
                           ....................................
Class                       1 Year        5 Year        10 Year
---------------------------------------------------------------
Class A (Offer)              5.03%         6.56%         8.28%
Class A (NAV)                9.63%         7.48%         8.75%
Class B                      4.74%         6.68%         8.27%
Class C                      9.04%         6.89%         8.16%
Class R                      9.84%         7.52%         8.77%
---------------------------------------------------------------
LB Market Benchmark/2/       9.19%         7.36%         8.58%
Lipper Peer Group/3/         8.59%         6.67%         8.22%

2  Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                      A            B          C          R/5/
-----------------------------------------------------------------------------------------
 Maximum Sales Charge Imposed
 on Purchases                                  4.20%/6/      None       None       None
 ........................................................................................
 Maximum Sales Charge Imposed
 on Reinvested Dividends                        None         None       None       None
 ........................................................................................
 Exchange Fees                                  None         None       None       None
 ........................................................................................
 Deferred Sales Charge/7/                       None/8/     5%/9/     1%/10/       None
 ........................................................................................
 Annual Fund Operating Expenses/11/
 Paid From Fund Assets
 Share Class                                     A            B          C          R
-----------------------------------------------------------------------------------------
 Management Fees                                .55%      .55%       55%           .55%
 ........................................................................................
 12b-1 Distribution and Service Fees            .20%      .95%      .75%            --%
 ........................................................................................
 Other Expenses                                 .18%      .18%      .18%           .18%
-----------------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses--Gross+                               .93%     1.68%     1.48%           .73%
+ After Expense Reimbursements
 ........................................................................................
 Reimbursements                                (.10%)    (.17%)    (.13%)         (.10%)
 ........................................................................................
 Total Annual Fund Operating Expenses--Net      .83%     1.51%     1.35%           .63%
 ........................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                       Redemption                     No Redemption
Share Class      A       B      C      R         A       B       C      R
---------------------------------------------------------------------------
1 Year        $  511  $  566  $  151  $ 75    $  511  $  171  $  151  $ 75
 ...........................................................................
3 Years       $  704  $  848  $  468  $233    $  704  $  530  $  468  $233
 ...........................................................................
5 Years       $  913  $1,027  $  808  $406    $  913  $  913  $  808  $406
 ...........................................................................
10 Years      $1,515  $1,788  $1,768  $906    $1,515  $1,788  $1,768  $906
 ...........................................................................

How the Fund Is Invested (as of 5/31/98)


Portfolio Statistics
Weighted Average Maturity                      14.7 years
 .........................................................
Weighted Average Duration                       7.7 years
 .........................................................
Weighted Average Credit Quality                       AA+
 .........................................................
Number of Issues                                      129
 .........................................................

Credit Quality

 .........................................................
AAA                                                   77%
 .........................................................
AA                                                     8%
 .........................................................
A                                                      7%
 .........................................................
BBB/NR                                                 8%
 .........................................................

Industry Diversification (Top 5)

                            [PIE CHART APEARS HERE]


                         Tax Obligation General (28%)
                         U.S. Guaranteed (23%)
                         Other (17%)
                         Health Care (13%)
                         Tax Obligation - Limited (11%)
                         Water/Sewer (8%)

 1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.33%.

 2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

 3. Peer Group returns represent the average annualized returns of the funds in the Lipper Arizona Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

 4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

 7. As a percentage of lesser of purchase price or redemption proceeds.

 8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  3

Nuveen Flagship Colorado Municipal Bond Fund

Fund Overview


Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Colorado bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration my increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:
 . Earn regular monthly tax-free dividends;
 . Preserve investment capital over time;
 . Reduce taxes on investment income;
 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 . Pursue an aggressive, high-growth investment strategy;
 . Invest through an IRA or 401(k) plan;
 . Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/
                           [BAR CHART APPEARS HERE]

                              Class A Annual Returns
1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
12.1%     9.4%     5.3%    11.6%     9.2%    12.9%    -5.8%    18.4%     4.3%    11.9%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.45% and -5.94%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                       Average Annual Total Returns for
                                     the Periods Ending December 31, 1997
                                    ......................................
Class                                1 Year        5 Year        10 Year
--------------------------------------------------------------------------
Class A (Offer)                      7.26%          7.08%         8.28%
Class A (NAV)                       11.92%          8.01%         8.75%
Class B                              7.33%          7.27%         8.27%
Class C                             11.25%          7.58%         8.34%
Class R                             12.21%          8.06%         8.77%
--------------------------------------------------------------------------
LB Market
  Benchmark/2/                       9.19%          7.36%         8.58%
Lipper
  Peer Group/3/                      9.16%          7.19%         8.12%

4  Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                   A           B          C           R/5/
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                 4.20%/6/    None      None           None
 .......................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                      None        None      None           None
 .......................................................................................
Exchange Fees                                None        None      None           None
 .......................................................................................
Deferred Sales Charge/7/                    None/8/     5%/9/     1%/10/          None
 .......................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                      A          B          C          R
---------------------------------------------------------------------------------------
Management Fees                                  .55%      .55%       .55%       .55%
 .......................................................................................
12b-1 Distribution and Service Fees              .20%      .95%       .75%        --%
 .......................................................................................
Other Expenses                                   .26%      .26%       .26%       .26%
---------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                                1.01%     1.76%      1.56%       .81%

+After Expense Reimbursements
 .......................................................................................
Reimbursements                                  (.01%)    (.01%)     (.01%)     (.01%)
 .......................................................................................
Total Annual Fund Operating Expenses--Net       1.00%     1.75%      1.55%       .80%
 .......................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                           No Redemption
 Share Class       A         B       C        R            A        B        C        R
------------------------------------------------------------------------------------------
1 Year           $  519   $  574   $  159   $   83       $  519   $  179   $  159   $   83
3 Years          $  728   $  871   $  493   $  259       $  728   $  554   $  493   $  259
5 Years          $  954   $1,068   $  850   $  450       $  954   $  954   $  850   $  450
10 Years         $1,604   $1,875   $1,856   $1,002       $1,604   $1,875   $1,856   $1,002

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity           20.2 years
 ..............................................
Weighted Average Duration            8.6 years
 ..............................................
Weighted Average Credit Quality             AA
 ..............................................
Number of Issues                            56
 ..............................................

Credit Quality

AAA                                        62%
 ..............................................
AA                                         16%
 ..............................................
A                                           6%
 ..............................................
BBB/NR                                     16%
 ..............................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

Education and Civic    Tax Obligation   Transportation     Other (16%)    U.S. Guaranteed    Housing-
Organization (8%)      General (8%)     (10%)                             (39%)              Multifamily (19%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.44%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Colorado Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1 The Funds  5

Nuveen Flagship New Mexico Municipal Bond Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in New Mexico bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  Reduce taxes on investment income;

 .  Set aside money systematically for
   retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue an aggressive, high-growth
   investment strategy;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.

How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).

Total Returns/1/

[BAR CHART APPEARS HERE]

1993     13.9%
1994     -7.0%
1995     17.8%
1996      4.0%
1997     10.2%


From inception in September, 1992 to December 31, 1997, the highest and lowest quarterly returns were 7.65% and -6.58%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                     Average Annual Total Returns for
                   the Periods Ending December 31, 1997
                   ....................................
Class               1 Year       5 Year      Inception
-------------------------------------------------------
Class A (Offer)      5.62%        6.54%         6.67%
Class A (NAV)       10.20%        7.45%         7.55%
Class B              5.42%        6.67%         6.79%
Class C              9.75%        7.06%         7.16%
Class R             10.69%        7.54%         7.64%
-------------------------------------------------------
LB Market
Benchmark/2/         9.19%        7.36%         7.36%
Lipper
Peer Group/3/        8.45%        6.63%         6.64%

6  Section 1 The Funds

What are the Costs of Investing?



Shareholder Transaction Expenses/4/
Paid Directly From Your Investment
Share Class                                   A        B       C      R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/    None    None    None
 ..........................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None    None    None    None
 ..........................................................................
Exchange Fees                                 None    None    None    None
 ..........................................................................
Deferred Sales Charge/7/                   None/8/   5%/9/  1%/10/    None
 ..........................................................................
Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                   A        B       C       R
--------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%    .55%
 ..........................................................................
12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ..........................................................................
Other Expenses                                .18%    .18%    .18%    .18%
--------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross                                .93%   1.68%   1.48%    .73%
After Expense Reimbursements
 ..........................................................................
Reimbursements                               (.14%)  (.15%)  (.17%)  (.15%)
 ..........................................................................
Total Annual Fund Operating Expenses-Net      .79%   1.53%   1.31%    .58%
 ..........................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
 1 Year        $  511  $  566  $  151  $ 75  $  511  $  171  $  151  $ 75
 .........................................................................
 3 Years       $  704  $  848  $  468  $233  $  704  $  530  $  468  $233
 .........................................................................
 5 Years       $  913  $1,027  $  808  $406  $  913  $  913  $  808  $406
 .........................................................................
 10 Years      $1,515  $1,788  $1,768  $906  $1,515  $1,788  $1,768  $906
 .........................................................................

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity           20.8 years
 ..............................................
Weighted Average Duration            8.0 years
 ..............................................
Weighted Average Credit Quality             AA
 ..............................................
Number of Issues                            64
 ..............................................

Credit Quality
AAA                                        60%
 ..............................................
AA                                         10%
 ..............................................
A                                          16%
 ..............................................
BBB/NR                                     14%
 ..............................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]
Tax Obligation-Limited                (28%)
Other                                 (20%)
Education and Civic Organizations     (17%)
Housing-Single-Family                 (16%)
Utilities                             (13%)
Long-Term Care                         (6%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.58%
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

Section 2  How We Manage Your Money


To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.



Who Manages the Funds

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Michael S. Davern is the portfolio manager for the Arizona, Colorado, and New Mexico Funds. Mr. Davern became a Vice President of Flagship Financial Inc. in 1991, and subsequently became a Vice President of Nuveen Advisory upon the acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Kansas, Louisiana, Michigan, Missouri and Wisconsin Funds.

Management Fees

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus:



Average Daily Net Asset Value                                    Management Fee
 ...............................................................................
For the first $125 million                                              0.5500%
 ...............................................................................
For the next $125 million                                               0.5375%
 ...............................................................................
For the next $250 million                                               0.5250%
 ...............................................................................
For the next $500 million                                               0.5125%
 ...............................................................................
For the next $1 billion                                                 0.5000%
 ...............................................................................
For assets over $2 billion                                              0.4750%
 ...............................................................................


8  Section 2 How We Manage Your Money

For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:

Nuveen Flagship Arizona Municipal Bond Fund                                .45%
 ...............................................................................
Nuveen Flagship Colorado Municipal Bond Fund                               .54%
 ...............................................................................
Nuveen Flagship New Mexico Municipal Bond Fund                             .40%
 ...............................................................................


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Arizona Fund may not invest more than 20% of its net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. The funds may invest in short-term, high quality taxable securities if suitable short-term municipal


                                           Section 2 How We Manage Your Money  9
bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund



10  Section 2 How We Manage Your Money
invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Colorado and New Mexico Funds, which as "non-diversified" funds may concentrate their investments in municipal bonds of certain issuers to a greater extent than the Arizona Fund, which is a diversified fund.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care.

  .  10% in borrowings (33% if used to meet redemptions).

As a diversified fund, the Arizona Fund also may not have more than:

  . 5% in securities of any one issuer (except for U.S. government securities or for 25% of the fund's assets).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

                                          Section 2 How We Manage Your Money  11

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.




12  Section 2 How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 .  the amount of your purchase;

 .  any current holdings of fund shares;

 .  how long you expect to hold the shares;

 .  the amount of any up-front sales charge;

 .  whether a contingent deferred sales charge
   (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                             Authorized Dealer
                                       Sales Charge as % of        Sales Charge as % of      Commission as % of
Amount of Purchase                     Public Offering Price       Net Amount Invested       Public Offering Price
Less than $50,000                             4.20%                       4.38%                     3.70%
 ....................................................................................................................
$50,000 but less than $100,000                4.00%                       4.18%                     3.50%
 ....................................................................................................................
$100,000 but less than $250,000               3.50%                       3.63%                     3.00%
 ....................................................................................................................
$250,000 but less than $500,000               2.50%                       2.56%                     2.00%
 ....................................................................................................................
$500,000 but less than $1,000,000             2.00%                       2.04%                     1.50%
 ....................................................................................................................
$1,000,000 and over                           --(1)                         --                      1.00%(1)
 ....................................................................................................................

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.



                                   Section 3 How You Can Buy and Sell Shares  13

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase          0-1      1-2      2-3    3-4      4-5      5-6
CDSC                           5%       4%       4%     3%       2%       1%
 ..............................................................................
Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


14  Section 3 How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge         Class A Sales Charge           Class R Eligibility
Reductions                   Waivers
 . Rights of accumulation     . Nuveen Defined Portfolio     . Certain employees and
 . Letter of intent              reinvestment                   Directors of Nuveen
 . Group purchase             . Purchases using                 or employees of
                                redemptions from               authorized dealers
                                unrelated funds             . Retirement plans
                             . Certain employees and        . Bank trust departments
                                Directors of Nuveen or
                                employees of authorize
                                dealers
                             . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

                                   Section 3 How You Can Buy and Sell Shares  15

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

[LINE CHART APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.




16  Section 3 How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.




                                 Section 3 How You Can Buy and Sell Shares  17

Fund Direct

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.


How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser
You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;
 .  Your name and account number;
 .  The dollar or share amount you wish to redeem;


18  Section 3 How You Can Buy and Sell Shares

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.


20  Section 4  General Information

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields



                          Tax-Free Yield

 Tax Rate        4.00%      4.50%      5.00%      5.50%      6.00%
 ..................................................................
28.0%            5.56%      6.25%      6.94%      7.64%      8.33%
 ..................................................................
31.0%            5.80%      6.52%      7.25%      7.97%      8.70%
 ..................................................................
36.0%            6.25%      7.03%      7.81%      8.59%      9.37%
 ..................................................................
39.6%            6.62%      7.45%      8.28%      9.11%      9.93%
 ..................................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Services Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to

                                               Section 4 General Information  21
shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

22  Section 4 General Information

Section 5  Financial Highlights

The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Arizona Municipal Bond Fund**


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
  1998             $10.94         $.55         $ .48     $1.03         $(.55)      $(.02)    $(.57)   $11.40        9.56%
  1997              10.73          .56           .27       .83          (.56)       (.06)     (.62)    10.94        7.85
  1996              10.85          .57          (.12)      .45          (.57)        --       (.57)    10.73        4.21
  1995              10.43          .58           .42      1.00          (.58)        --       (.58)    10.85       10.03
  1994              10.81          .60          (.38)      .22          (.60)        --       (.60)    10.43        1.92

Class B (2/97)
  1998              10.94          .47           .47       .94          (.47)       (.02)     (.49)    11.39        8.67
  1997(c)           10.92          .16           .02       .18          (.16)        --       (.16)    10.94        1.64

Class C (2/94)
  1998              10.94          .49           .47       .96          (.49)       (.02)     (.51)    11.39        8.89
  1997              10.73          .50           .27       .77          (.50)       (.06)     (.56)    10.94        7.28
  1996              10.84          .51          (.11)      .40          (.51)        --       (.51)    10.73        3.75
  1995              10.43          .52           .41       .93          (.52)        --       (.52)    10.84        9.32
  1994(c)           11.22          .14          (.79)     (.65)         (.14)        --       (.14)    10.43      (16.61)*

Class R (2/97)
  1998              10.94          .57           .48      1.05          (.57)       (.02)     (.59)    11.04        9.79
  1997(c)           10.92          .19           .02       .21          (.19)        --       (.19)    10.94        1.96

                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (10/86)
  1998                $85,922             .83%           4.87%          16%
  1997                 82,567             .83            5.13           25
  1996                 80,094             .69            5.20           38
  1995                 80,406             .82            5.59           27
  1994                 82,676             .64            5.48           21

Class B (2/97)
  1998                  1,620            1.51            4.15           16
  1997(c)                 347            1.62*           4.43*          25

Class C (2/94)
  1998                  6,328            1.35            4.33           16
  1997                  3,189            1.38            4.58           25
  1996                  1,970            1.23            4.64           38
  1995                  1,621            1.36            5.01           27
  1994(c)               1,122            1.20*           4.36*          21

Class R (2/97)
  1998                 20,504             .63            5.07           16
  1997(c)              19,031             .67*           5.38*          25
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.



                                              Section 5 Financial Highlights  23

Colorado Municipal Bond Fund**


                                    Investment Operations                Less Distributions
                            ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                 Net
                                            Realized
                                                 and                                                  Ending
Year            Beginning          Net    Unrealized                     Net                             Net
Ending          Net Asset   Investment    Investment              Investment     Capital               Asset       Total
May 31,             Value    Income(a)   Gain (Loss)     Total        Income       Gains     Total     Value   Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (5/87)

  1998             $10.15        $.52          $ .66     $1.18         $(.52)      $ --      $(.52)   $10.81       11.85%
  1997               9.79         .53            .35       .88          (.52)        --       (.52)    10.15        9.22
  1996               9.93         .54           (.13)      .41          (.55)        --       (.55)     9.79        4.14
  1995               9.62         .57            .30       .87          (.56)        --       (.56)     9.93        9.54
  1994              10.04         .58           (.37)      .21          (.58)      (.05)      (.63)     9.62        2.03

Class B (2/97)
  1998              10.16         .43            .68      1.11          (.45)        --       (.45)    10.82       11.03
  1997(c)           10.21         .12           (.06)      .06          (.11)        --       (.11)    10.16         .61

Class C (2/97)
  1998              10.15         .46            .66      1.12          (.47)        --       (.47)    10.80       11.17
  1997(c)           10.13         .16            .02       .18          (.16)        --       (.16)    10.15        1.75

Class R (2/97)
  1998              10.16         .54            .66      1.20          (.55)        --       (.55)    10.81       11.98
  1997(c)           10.21         .15           (.06)      .09          (.14)        --       (.14)    10.16         .85
-------------------------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data
                                   ----------------------------------------
Class
(Inception
Date)                                            Ratio of Net
                                     Ratio of      Investment
                       Ending        Expenses          Income
Year                      Net      to Average      to Average    Portfolio
Ending                 Assets             Net             Net     Turnover
May 31,                 (000)       Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------
Class A (5/87)

  1998                $37,285            1.00%          4.84%           19%
  1997                 31,229             .74           5.31            27
  1996                 33,637             .55           5.41            70
  1995                 34,982             .50           5.99            38
  1994                 35,796             .37           5.71            42

Class B (2/97)
  1998                  1,661            1.75           4.06            19
  1997(c)                 444            1.53*          4.60*           27

Class C (2/97)
  1998                    875            1.55           4.25            19
  1997(c)                 103            1.31*          4.94*           27

Class R (2/97)
  1998                    750             .80           5.03            19
  1997(c)                 413             .58*          5.60*           27
---------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.


24  Section 5 Financial Highlights

New Mexico Municipal Bond Fund**


                         Investment Operations                  Less Distributions
               ----------------------------------------   -----------------------------
Class
(Inception
Date)
                                             Net
                                        Realized                                                                        Ratio of
                                             and                                         Ending              Ending     Expenses
Year           Beginning         Net  Unrealized                 Net                        Net                 Net   to Average
Ending         Net Asset  Investment  Investment          Investment  Capital             Asset     Total    Assets          Net
May 31,            Value   Income(a)  Gain (Loss)  Total      Income    Gains     Total   Value  Return(b)    (000)    Assets(a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)

  1998            $10.16        $.50        $.51   $1.01      $(.50)      $--    $(.50)  $10.67    10.17%   $54,959         .79%
  1997              9.81         .51         .35     .86       (.51)       --     (.51)   10.16     8.90     50,807         .77
  1996             10.01         .51        (.19)    .32       (.52)       --     (.52)    9.81     3.18     51,173         .68
  1995              9.68         .52         .33     .85       (.52)       --     (.52)   10.01     9.25     52,150         .67
  1994             10.04         .53        (.33)    .20       (.53)      (.03)   (.56)    9.68     1.92     51,167         .40

Class B (2/97)

  1998             10.15         .43         .52     .95       (.43)       --     (.43)   10.67     9.46      1,408        1.53
  1997(c)          10.24         .12        (.10)    .02       (.11)       --     (.11)   10.15      .18        657        1.54*

Class C (2/97)

  1998             10.16         .45         .51     .96       (.45)       --     (.45)   10.67     9.60      1,487        1.31
  1997(c)          10.23         .12        (.08)    .04       (.11)       --     (.11)   10.16      .43        155        1.34*

Class R (2/97)

  1998             10.17         .53         .53    1.06       (.53)       --     (.53)   10.70    10.59        466         .58
 1997(c)           10.23         .14        (.07)   (.07)      (.13)       --     (.13)   10.17      .71        362         .59*
--------------------------------------------------------------------------------------------------------------------------------




                           Ratios/Supplemental Data
                       ------------------------------------

                                 Ratio of Net
                                 Investment
                                     Income
Year                             to Average    Portfolio
Ending                                  Net     Turnover
May 31,                           Assets(a)         Rate
--------------------------------------------------------
Class A (9/92)

  1998                           4.79%           13%
  1997                           5.07            43
  1996                           5.10            57
  1995                           5.48            38
  1994                           5.24            39

Class B (2/97)

  1998                           4.03            13
  1997(c)                        4.19*           43

Class C (2/97)

  1998                           4.23            13
  1997(c)**                      4.40*           43

Class R (2/97)

  1998                           5.01            13
  1997(c)**                      5.18*           43
--------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.


                                              Section 5 Financial Highlights  25

Appendix  Additional State Information

Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Arizona

Arizona's economy is primarily based on services, tourism and high-tech manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth in the recent past due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Over the last five years, the State has ranked second in the nation in job growth with more than a 30 percent increase and some 380,000 jobs created. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, signs of slowing job growth have surfaced.

The statewide unemployment rate was 4.6 percent, slightly below the U.S. rate of
4.9 percent. Per capita income in 1997 was $22,364.

Arizona maintained a healthy general fund balance for fiscal 1996 of 11.2 percent of general fund revenues despite the previous income tax cuts. In fact, in 1996 income tax revenues rose 1.5 percent from fiscal 1995. The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its independent creditworthiness.

Tax Treatment

The Arizona Fund's regular monthly dividends will not be subject to the Arizona individual income tax to the extent they are paid out of income earned on Arizona municipal bonds or U.S. government securities. You will be subject to Arizona personal income tax, however, to the extent the Arizona Fund distributes any taxable income or realized capital gains, or if you sell or exchange Arizona Fund shares and realize a capital gain on the transaction.


26  Appendix

The treatment of corporate shareholders of the Arizona Fund is similar to that described above.

Colorado

Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The State's economic activity tends to mimic that of the nation as a whole.

Colorado's unemployment rate was a very low 3.3% in 1997, below the national average of 4.9%. Monthly job growth averaged 2.67% from January to June of 1997. Per capita income was $27,051 in 1997.

1996 general fund revenues were $4.3 billion against expenditures of $4.4 billion. 1997 projected revenues are $4.6 billion. There is no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard & Poor's.

Tax Treatment

The Colorado Fund's regular monthly dividends will not be subject to Colorado personal income taxes to the extent they are paid out of income earned on Colorado municipal bonds or U.S. government securities. You will be subject to Colorado personal income taxes, however, to the extent the Colorado fund distributes any taxable income, or if you sell or exchange Colorado Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Colorado Fund is similar to that described above.

New Mexico

New Mexico's major industries include energy resources, tourism, services, crafts, agribusiness, manufacturing and mining. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse and will also remain a major part of the economy.

New Mexico's unemployment rate was 6.2% in 1997, higher than the national average of 4.9%. At the same time, per capita income was $19,587.

1996 audited general fund revenues were $4.3 billion against expenditures of $4.2 billion. As of February 3, 1997, Moody's gives the State's general obligation debt an Aa1 rating while Standard & Poor's gives it an AA+.

Tax Treatment

The New Mexico Fund's regular monthly dividends will not be subject to the New Mexico personal income tax to the extent they are paid out of income earned on New Mexico municipal obligations or U.S. government securities. You will be subject to New Mexico personal income tax, however, to the extent the New Mexico Fund distributes any taxable income or realized capital gains, or if you sell or exchange New Mexico Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the New Mexico Fund is similar to that described above.



                                                                    Appendix  27

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds
Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/

Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07747.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

                                                                 VPR-MS2-NA 9-98

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

                                    NUVEEN

                                   MUNICIPAL
                                  BOND FUNDS

                              September 30, 1998

                                  Prospectus

      Dependable, tax-free income to help you keep more of what you earn.

                             [PHOTO APPEARS HERE]

                                   FLORIDA

                        --------------------------------
                          NOT FDIC-   MAY LOSE VALUE
                          INSURED     NO BANK GUARANTEE
                        --------------------------------

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                          September 30, 1998

SECTION 1   The Fund


                  Nuveen Flagship Florida Municipal Bond Fund


               PROSPECTUS

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

               To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

               A CENTURY OF INVESTMENT EXPERIENCE

               Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                          SECTION 1  The Fund  1

     NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND


     Fund Overview

     Investment Objective


     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How The Fund Pursues Its Objective

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What Are The Risks Of Investing In The Fund?

     The principal risks of investing in the fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Florida bonds. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

          .  Earn regular monthly tax-free dividends;
          .  Preserve investment capital over time;
          .  Reduce taxes on investment income;
          . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

          . Pursue an aggressive, high-growth investment strategy; . Invest through an IRA or 401(k) plan;
          .  Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past seven years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past seven years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                             1991           13.3%
                             1992            8.7%
                             1993           13.3%
                             1994           -5.6%
                             1995           16.4%
                             1996            2.6%
                             1997            8.5%



     From inception in June 1990 to December 31, 1997, the highest and lowest quarterly returns were 6.10% and -5.82%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                             Average Annual Total Returns for
                           the Periods Ending December 31, 1997
                           ......................................
     Class                 1 Year        5 Year        Inception
     ------------------------------------------------------------
     Class A (Offer)       3.89%         5.80%           7.34%
     Class A (NAV)         8.48%         6.72%           7.96%
     Class B               3.81%         5.96%           7.36%
     Class C               7.81%         6.14%           7.37%
     Class R               8.60%         6.74%           7.97%
     ------------------------------------------------------------
     LB Market
        Benchmark/2/       9.19%         7.36%           8.28%
     Lipper
        Peer Group/3/      8.58%         6.88%           7.94%

2    Section 1  The Fund

     What are the Costs of Investing?


     Shareholder Transaction Expenses/4/

     Paid Directly From Your Investment

     Share Class                            A          B          C         R/5/
     ---------------------------------------------------------------------------
     Maximum Sales Charge Imposed
     on Purchases                        4.20%/6/    None       None       None

     Maximum Sales Charge Imposed
     on Reinvested Dividends             None        None       None       None

     Exchange Fees                       None        None       None       None

     Deferred Sales Charge/7/            None/8/       5%/9/     1%/10/    None

     ANNUAL FUND OPERATING EXPENSES/11/

     Paid From Fund Assets

     Share Class                            A          B          C         R
     ---------------------------------------------------------------------------
     Management Fees                      .54%        .54%      .54%       .54%

     12b-1 Distribution and Service Fees  .20%        .95%      .75%        --%

     Other Expenses                       .10%        .10%      .10%       .10%

     Total Operating Expenses             .84%       1.59%     1.39%       .64%


     The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                     No Redemption
     Share Class        A       B       C    R          A       B       C    R
     ---------------------------------------------------------------------------
     1 Year         $  502  $  557  $  142  $ 65    $  502  $  162  $  142  $ 65

     3 Years        $  677  $  821  $  440  $205    $  677  $  502  $  440  $205

     5 Years        $  866  $  980  $  761  $357    $  866  $  866  $  761  $357

     10 Years       $1,414  $1,688  $1,669  $798    $1,414  $1,688  $1,669  $798


     How the Fund Is Invested (as of 5/31/98)

     Portfolio Statistics

     Weighted Average Maturity                                      20.4 years

     Weighted Average Duration                                       6.5 years

     Weighted Average Credit Quality                                       AA+

     Number of Issues                                                      185


     Credit Quality
     AAA                                                                    66%

     AA                                                                      9%

     A                                                                      11%

     BBB/NR                                                                 14%


     Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                      Tax Obligation Limited      (14%)
                      Other                       (39%)
                      Utilities                   (11%)
                      Health Care                 (13%)
                      U.S. Guaranteed             (13%)
                      Housing-Multifamily         (10%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception (see "Financial Highlights" for dates) and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 5/30/98 was 2.46%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Florida Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced Class A sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                        Section 1   The Fund   3

SECTION 2   HOW WE MANAGE YOUR MONEY

          To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

          Who Manages the Fund

          Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.


          Overall investment management strategy and operating policies for the fund is set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

          Thomas J. O'Shaughnessy has been the portfolio manager for the Florida Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983. He currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, and Tennessee Funds.

          Management Fees

          For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to the fund:

          Average Daily Net Asset Value                          Management Fee

          For the first $125 million                                    0.5500%
          For the next $125 million                                     0.5375%
          For the next $250 million                                     0.5250%
          For the next $500 million                                     0.5125%
          For the next $1 billion                                       0.5000%
          For assets over $2 billion                                    0.4750%

4    Section 2  How to Manage Your Money

          For the most recent fiscal year, the fund paid .54% of average net assets to Nuveen Advisory.

          What Securities We Invest In

          The fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

          Municipal Obligations

          The fund invests primarily in municipal bonds that pay interest that is exempt from regular federal income tax. Income from these bonds may be subject to the federal alternative minimum tax.

          States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

          The fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

          Quality Municipal Bonds

          The fund purchases only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. The fund will invest at least 80% of its net assets in investment-grade quality municipal bonds.

          Portfolio Maturity

          The fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The fund normally maintains a weighted average portfolio maturity of 15 to 30 years.

          Short-term Investments

          Under normal market conditions, the fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See: "How We Manage Risk--Hedging and Other Defensive Investment Strategies." The fund may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

          Delivery Transactions


          The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

                                         Section 2  How We Manage Your Money   5

          How We Select Investments

          Nuveen Advisory selects municipal obligations for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

          Portfolio Turnover

          A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

          What the Risks Are

          Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

          Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio
          Maturity."

          Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

          Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

          State concentration risk: because the fund primarily purchases municipal bonds from Florida, the fund also bears investment risk from the

6    Section 2   How We Manage Your Money
          economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. See "Appendix--Additional State Information."

          Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

          How We Manage Risk

          In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of municipal bonds it purchases, and by diversifying its investment portfolios geographically as well as across different industry sectors.

          Investment Limitations

          The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. As a diversified fund, the fund may not have more than:

             . 5% in securities in any one issuer (except for U.S. Government securities or for 25% of the fund's total assets).

             . 25% in any one industry such as electric utilities or health care.

             .   10% in borrowings (33% if used to meet redemptions).

          Hedging and Other Defensive Investment Strategies

          The fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of the fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

          The fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The fund, however, has no present intent to use these strategies.

                                        Section 2  How We Manage Your Money    7

SECTION 3  HOW YOU CAN BUY AND SELL SHARES

               You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

                          How to Choose a Share Class

               In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

                    . the amount of your purchase;

                    . any current holdings of fund shares;

                    . how long you expect to hold the shares;

                    . the amount of any up-front sales charge;

                    . whether a contingent deferred sales charge (CDSC) would
                      apply upon redemption;

                    . the amount of any distribution or service fees that you
                      may incur while you own the shares;

                    . whether you will be reinvesting income or capital gain
                      distributions in additional shares;

                    . whether you qualify for a sales charge waiver or
                      reduction.

               For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

               CLASS A SHARES
               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for the fund is as follows:

                                                                                                    Authorized Dealer
                                                  Sales Charge as % of     Sales Charge as % of     Commission as % of
                Amount of Purchase                Public Offering Price    Net Amount Invested     Public Offering Price
               Less than $50,000                           4.20%                  4.38%                    3.70%
               $50,000 but less than $100,000              4.00%                  4.18%                    3.50%
               $100,000 but less than $250,000             3.50%                  3.63%                    3.00%
               $250,000 but less than $500,000             2.50%                  2.56%                    2.00%
               $500,000 but less than $1,000,000           2.00%                  2.04%                    1.50%
               $1,000,000 and over                          -(1)                    -                      1.00%(1)

8  Section 3  How You Can Buy and Sell Shares

               (1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

               CLASS B SHARES
               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               Years Since Purchase     0-1    1-2     2-3     3-4    4-5    5-6

               CDSC                      5%     4%      4%      3%     2%     1%

               CLASS C SHARES
               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

               CLASS R SHARES
               Under limited circumstances, you may purchase Class R shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

                                   Section 3  How You Can Buy and Sell Shares  9

               How to Reduce Your Sales Charge

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


               Class A Sales Charge       Class A Sales Charge         Class R Eligibility
               Reductions                 Waivers
               . Rights of accumulation   . Nuveen Defined Portfolio   . Certain employees and
                                             reinvestment                 directors of Nuveen or
               . Letter of intent                                         employees of authorized
                                          . Purchases using               dealers
               . Group purchase              redemptions from
                                             unrelated funds           . Bank trust departments

                                          . Retirement plans

                                          . Certain employees and
                                             directors of Nuveen or
                                             employees of authorized
                                             dealers

                                          . Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

               How to Buy Shares


               You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

               THROUGH A FINANCIAL ADVISER
               You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing

10  Section 3  How You Can Buy and Sell Shares
               investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

               BY MAIL
               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

               Systematic Investing

               Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                             [GRAPH APPEARS HERE]

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                                  Section 3  How You Can Buy and Sell Shares  11

               SYSTEMATIC INVESTMENT PLAN
               You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

               PAYROLL DIRECT DEPOSIT PLAN
               You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

               Systematic Withdrawal

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services-Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

               Special Services

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

               EXCHANGING SHARES
               You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               REINSTATEMENT PRIVILEGE
               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed.

12  Section 3  How You Can Buy and Sell Shares

               If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

               FUND DIRECT

               You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

               Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

               How to Sell Shares

               You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               THROUGH YOUR FINANCIAL ADVISER
               You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

               BY TELEPHONE
               If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

                                 Section 3  How You Can Buy and Sell Shares  13

                               By Mail

                               You can sell your shares at any time by sending a
An Important Note About        written request to the appropriate fund, Nuveen
Involuntary Redemption         Investor Services, P.O. Box 5186, Bowling Green
                               Station, New York, NY 10274-5186. Your request
From time to time, the         must include the following information:
fund may establish minimum
account size requirements.     . The fund's name;
The fund reserves the right
to liquidate your account      . Your name and account number;
upon 30 days' written notice
if the value of your account   . The dollar or share amount you wish to redeem;
falls below an established
minimum. The fund presently    . The signature of each owner exactly as it
has set a minimum balance of     appears on the account;
$100 unless you have an
active Nuveen Defined          . The name of the person to whom you want your
Portfolio reinvestment           redemption proceeds paid (if other than to the
account. You will not be         shareholder of record);
assessed a CDSC on an
involuntary redemption.        . The address where you want your redemption
                                 proceeds sent (if other than the address of record);

                               . Any certificates you have for the shares; and

                               . Any required signature guarantees.

                               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

14  Section 3  How You Can Buy and Sell Shares

SECTION 4 GENERAL INFORMATION

          To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

          The fund pays tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

          Payment and Reinvestment Options

          The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

          Taxes and Tax Reporting

          Because the fund invests in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal, state and, in some cases, local income tax. All or a portion of these dividends, however, may be subject to the federal alternative minimum tax (AMT).

          Although the fund does not seek to realize taxable income or capital gains, the fund may realize and distribute taxable income or capital gains from time to time as a result of its normal investment activities. The fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

          Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.


                                              Section 4  General Information  15

          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

          Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

          Buying or Selling Shares Close to a Record Date

          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          Taxable Equivalent Yields

          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

          Taxable Equivalent Of Tax-Free Yields

                                Tax-Free Yield
          --------------------------------------------------------
          Tax Rate      4.00%    4.50%    5.00%    5.50%    6.00%
          --------------------------------------------------------
          28.0%         5.56%    6.25%    6.94%    7.64%    8.33%
          31.0%         5.80%    6.52%    7.25%    7.97%    8.70%
          36.0%         6.25%    7.03%    7.81%    8.59%    9.37%
          39.6%         6.62%    7.45%    8.28%    9.11%    9.93%

          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

          John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

16   Section 4  General Information
          shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Net Asset Value

          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

          Fund Service Providers

          The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

          Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

                                              Section 4  General Information  17

SECTION 5  FINANCIAL HIGHLIGHTS

          The following tables are intended to help you better understand the fund's recent past performance. The tables are excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Florida Municipal Bond Fund**

                            Investment Operations        Less Distributions          Ratios/Supplemental Data
                            ---------------------        ------------------          ------------------------
Class
(Inception
Date)

                                             Net
                                        Realized
                                             and                                    Ending                 Ending
Year           Beginning         Net  Unrealized              Net                      Net                    Net
Ending         Net Asset  Investment  Investment       Investment  Capital           Asset      Total      Assets
May 31,            Value   Income(a) Gain (Loss) Total     Income    Gains  Total    Value  Return(b)       (000)
-------------------------------------------------------------------------------------------------------------------
CLASS A (6/90)

    1998          $10.60       $.56        $.34   $.90     $(.55)   $(.01)  $(.56)  $10.94       8.67%   $292,399
    1997           10.39        .56         .21    .77      (.56)      --    (.56)   10.60       7.59     296,970
    1996           10.63        .57        (.24)   .33      (.57)      --    (.57)   10.39       3.14     318,456
    1995           10.38        .58         .26    .84      (.59)      --    (.59)   10.63       8.43     341,374
    1994           10.76        .60        (.38)   .22      (.60)      --    (.60)   10.38       2.00     372,082

CLASS B (2/97)

    1998           10.61        .48         .35    .83      (.48)    (.01)   (.49)   10.95       7.89       5,266
    1997(c)        10.59        .16         .02    .18      (.16)      --    (.16)   10.61       1.70         785

CLASS C (9/95)

    1998           10.60        .50         .36    .86      (.50)    (.01)   (.51)   10.95       8.20       7,646
    1997           10.39        .50         .21    .71      (.50)      --    (.50)   10.60       7.00       5,130
    1996(c)        10.65        .35        (.26)   .09      (.35)      --    (.35)   10.39       1.30*      1,175

CLASS R (2/97)

    1998           10.60        .58         .35    .93      (.58)    (.01)   (.59)   10.94       8.91      56,428
    1997(c)        10.59        .19         .01    .20      (.19)      --    (.19)   10.60       1.93      54,247
-------------------------------------------------------------------------------------------------------------------

Florida Municipal Bond Fund**

                               Ratios/Supplemental Data
                               ------------------------
Class
(Inception
Date)

                                     Ratio of Net
                        Ratio of       Investment
                        Expenses           Income
Year                  to Average       to Average   Portfolio
Ending                       Net              Net    Turnover
May 31,                Assets(a)        Assets(a)        Rate
--------------------------------------------------------------
CLASS A (6/90)

    1998                    .84%            5.13%         14%
    1997                    .82             5.34          54
    1996                    .83             5.36          94
    1995                    .73             5.71          53
    1994                    .58             5.51          32

CLASS B (2/97)

    1998                   1.59             4.35          14
    1997(c)                1.58*            4.52*         54

CLASS C (9/95)

    1998                   1.39             4.58          14
    1997                   1.35             4.75          54
    1996(c)                1.38*            4.59*         94

CLASS R (2/97)

    1998                    .64             5.33          14
    1997(c)                 .64*            5.55*         54
--------------------------------------------------------------

   *   Annualized.
  ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.
  (a) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
  (b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
  (c)  From commencement of class operations as noted.

18   Section 5   Financial Highlights

APPENDIX   Additional State Information




                    Because the fund primarily purchases Florida municipal bonds, the fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the fund. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

                    FLORIDA

                    Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, although at a more moderate pace. Population growth has slowed but remains relatively high. Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agriculture and tourism industries.

                    Florida's unemployment rate of 4.5% in June 1998 was comparable to the national average of 4.5% in June 1998 and lower than the State's 4.8% rate in June 1997. Florida's 1997 per capita income of $25,255 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed income than on wages, income levels in the State are generally more stable over different phases of economic cycles.

                    A voter-approved amendment to Florida's Constitution that became effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another recent constitutional amendment requires the State to maintain a budget stabilization fund. The fund, which is expected to reach the required 5% level by 1999, provides a counterbalance to the State's reliance on economically-sensitive sales tax revenues. As of July 31, 1998, Florida's general obligation debt carries ratings of AA+ by Standard & Poor's, Aa2 by Moody's, and AA by Fitch.

                                                                     APPENDIX 19

                    Tax Treatment

                    Shares of the Florida fund will not be subject to the Florida intangible personal property tax. The Florida fund holds only Florida municipal bonds and U.S. Government securities. If the Florida fund holds other taxable securities, then your shares in the Florida fund will be subject to the Florida intangible personal property tax, except that the portion of your shares attributable to the Florida fund's investments in U.S. securities will not be subject to the tax. Corporate shareholders of the Florida fund also may be subject to the Florida corporate income tax. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

20 APPENDIX

                    NUVEEN MUTUAL FUNDS


                    Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

                    GROWTH

                    Nuveen Rittenhouse Growth Fund

                    GROWTH AND INCOME

                    European Value Fund
                    Growth and Income Stock Fund
                    Balanced Stock and Bond Fund
                    Balanced Municipal and Stock Fund

                    TAX-FREE INCOME

                    NATIONAL MUNICIPAL BOND FUNDS

                    Long-term
                    Insured Long-term
                    Intermediate-term
                    Limited-term

                    STATE MUNICIPAL BOND FUNDS

                    Arizona              Louisiana            North Carolina
                    California/1/        Maryland             Ohio
                    Colorado             Massachusetts/1/     Pennsylvania
                    Connecticut          Michigan             Tennessee
                    Florida              Missouri             Virginia
                    Georgia              New Jersey           Wisconsin
                    Kansas               New Mexico
                    Kentucky/2/          New York/1/



                    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

                    You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at
                    (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07751.


                    1. Long-term and insured long-term portfolios.

                    2. Long-term and limited-term portfolios.

                                                              VPR-FL-NA 9-98
NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

NUVEEN

Municipal
Bond Funds


September 30, 1998


Prospectus


Dependable, tax-free income
to help you keep more of
what you earn.





                                        [PHOTO APPEARS HERE]




Maryland

Pennsylvania

Virginia



NOT FDIC-   May lose value

INSURED     No bank guarantee

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Maryland Municipal Bond Fund                                            2
--------------------------------------------------------------------------------
Nuveen Flagship Pennsylvania Municipal Bond Fund                               4
--------------------------------------------------------------------------------
Nuveen Flagship Virginia Municipal Bond Fund                                   6
--------------------------------------------------------------------------------


Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                          8
--------------------------------------------------------------------------------
Management Fees                                                                9
--------------------------------------------------------------------------------
What Securities We Invest In                                                   9
--------------------------------------------------------------------------------
How We Select Investments                                                     10
--------------------------------------------------------------------------------
What the Risks Are                                                            11
--------------------------------------------------------------------------------
How We Manage Risk                                                            11
--------------------------------------------------------------------------------


Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                   13
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               15
--------------------------------------------------------------------------------
How to Buy Shares                                                             15
--------------------------------------------------------------------------------
Systematic Investing                                                          16
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         17
--------------------------------------------------------------------------------
Special Services                                                              17
--------------------------------------------------------------------------------
How to Sell Shares                                                            18
--------------------------------------------------------------------------------


Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Distributions and Taxes                                                       20
--------------------------------------------------------------------------------
Distribution and Service Plans                                                21
--------------------------------------------------------------------------------
Net Asset Value                                                               22
--------------------------------------------------------------------------------
Fund Service Providers                                                        22
--------------------------------------------------------------------------------


Section 5  Financial Highlights

This section provides the funds' financial performance for the past
5 years.                                                                      23
--------------------------------------------------------------------------------
Appendix  Additional State Information                                        26
--------------------------------------------------------------------------------

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

                                                          September 30, 1998

Section 1  The Funds


     Nuveen Maryland Municipal Bond Fund

     Nuveen Flagship Pennsylvania Municipal Bond Fund

     Nuveen Flagship Virginia Municipal Bond Fund


Prospectus


This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

A Century of Investment Experience

Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.


                                                         Section 1  The Funds  1

Nuveen Maryland Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Maryland bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .  Earn regular monthly tax-free dividends;

 .  Preserve investment capital over time;

 .  taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .  Pursue an aggressive, high-growth investment strategy;

 .  Invest through an IRA or 401(k) plan;

 .  Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                            Class R Annual Returns

                           [BAR CHART APPEARS HERE]

1993         12.4%
1994         -6.1%
1995         17.2%
1996          3.8%
1997          7.7%


From inception in December 1991 to December 31, 1997, the highest and lowest quarterly returns were 7.40% and -5.70%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1997
                    ------------------------------------
Class               1 Year       5 Year        Inception
--------------------------------------------------------
Class A (Offer)     3.05%        5.52%           6.02%
Class A (NAV)       7.55%        6.43%           6.81%
Class B             2.75%        5.53%           5.93%
Class C             6.92%        5.70%           6.07%
Class R             7.74%        6.69%           7.07%
--------------------------------------------------------
LB Market
  Benchmark/2/      9.19%        7.36%           7.78%
Lipper
  Peer Group/3/     8.47%        6.49%           6.92%


2  Section 1   The Funds

What are the Costs of Investing?


Shareholder Transaction Expenses/4/



Paid Directly From Your Investment
Share Class                                   A          B          C          R/5/
-----------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/    None       None       None
 ...................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None      None       None       None
 ...................................................................................
Exchange Fees                                 None      None       None       None
 ...................................................................................
Deferred Sales Charge/7/                      None/8/     5%/9/      1%/10/   None
 ...................................................................................

Annual Fund Operating Expenses/11/
Paid From Fund Assets
Share Class                                   A          B          C          R
-----------------------------------------------------------------------------------
Management Fees                                .55%      .55%       .55%       .55%
 ...................................................................................
12b-1 Distribution and Service Fees            .20%      .95%       .75%        --%
 ...................................................................................
Other Expenses                                 .25%      .25%       .25%       .25%
-----------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              1.00%     1.75%      1.55%       .80%
-----------------------------------------------------------------------------------
+After Expense Reimbursements
 ...................................................................................
Reimbursements                                (.06%)    (.06%)     (.06%)     (.06%)
 ...................................................................................
Total Annual Fund Operating Expenses--Net      .94%     1.69%      1.49%       .74%
 ...................................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fundOs operating expenses remain the same. Your actual returns and costs may be higher or lower.


                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
-------------------------------------------------------------------------
1 Year         $  518  $  573  $  158  $ 82  $  518  $  178  $  158  $ 82
 .........................................................................
3 Years        $  725  $  868  $  490  $255  $  725  $  551  $  490  $255
 .........................................................................
5 Years        $  949  $1,063  $  845  $444  $  949  $  949  $  845  $444
 .........................................................................
10 Years       $1,593  $1,864  $1,845  $990  $1,593  $1,864  $1,845  $990
 .........................................................................

How the Funds Is Invested (as of 5/31/98)

Portfolio Statistics
Weighted Average Maturity                15.3 years
 ...................................................
Weighted Average Duration                 5.4 years
 ...................................................
Weighted Average Credit Quality                 AA+
 ...................................................
Number of Issues                                 50
 ...................................................

Credit Quality
AAA                                             66%
 ...................................................
AA                                              22%
 ...................................................
A                                                4%
 ...................................................
BBB/NR                                           8%
 ...................................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]


Tax Obligation-      Housing-            U.S. Guaranteed    Health Care (12%)    Other (32%)   Housing-
Limited (11%)        Multifamily (14%)   (19%)                                                 Single-Family
                                                                                               (12%)


1. Class R total returns reflect actual performance for all periods; Class A, B and C total returns reflect actual performance for periods since class inception, and Class R performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.48%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Maryland Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                       Section 1  The Funds  3

Nuveen Flagship Pennsylvania Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Pennsylvania bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

  .  Earn regular monthly tax-free dividends;

  .  Preserve investment capital over time;

  .  Reduce taxes on investment income;

  . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

  .  Pursue an aggressive, high-growth investment strategy;

  .  Invest through an IRA or 401(k) plan;

  .  Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

                            Class A Annual Returns

                           [BAR CHART APPEARS HERE]


1998            13.2%
1989             9.5%
1990             5.1%
1991            11.8%
1992             9.8%
1993            11.1%
1994            -4.2%
1995            15.3%
1996             3.8%
1997            10.0%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 5.63% and -4.45%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.


                         Average Annual Total Returns for
                       the Periods Ending December 31, 1997
                       ------------------------------------
Class                  1 Year        5 Year         10 Year
-----------------------------------------------------------
Class A (Offer)         5.36%        6.06%           7.94%
Class A (NAV)           9.99%        6.98%           8.40%
Class B                 5.39%        6.24%           7.93%
Class C                 9.41%        6.38%           7.80%
Class R                10.21%        7.02%           8.42%
-----------------------------------------------------------
LB Market
  Benchmark/2/          9.19%        7.36%           8.58%
Lipper
  Peer Group/3/         8.67%        7.00%           8.53%


4  Section 1   The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                   A        B       C       R/5/
----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                              4.20%/6/    None    None    None
 ............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None    None    None    None
 ............................................................................
Exchange Fees                                 None    None    None    None
 ............................................................................
Deferred Sales Charge/7/                   None/8/   5%/9/  1%/10/    None
 ............................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A       B       C       R
----------------------------------------------------------------------------
Management Fees                               .55%    .55%    .55%    .55%
 ............................................................................
12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%
 ............................................................................
Other Expenses                                .20%    .20%    .20%    .20%
----------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                              .95%   1.70%   1.50%    .75%

+After Expense Reimbursements
 ............................................................................
Reimbursements                               (.34%)  (.36%)  (.34%)  (.34%)
 ............................................................................
Total Annual Fund Operating Expenses--Net     .61%   1.34%   1.16%    .41%
 ............................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                         Redemption                 No Redemption
 Share Class     A       B       C      R      A       B       C      R
----------------------------------------------------------------------------
 1 Year        $  513  $  568  $  153  $ 77  $  513  $  173  $  153  $ 77
 ............................................................................
 3 Years       $  710  $  854  $  474  $240  $  710  $  536  $  474  $240
 ............................................................................
 5 Years       $  923  $1,037  $  818  $417  $  923  $  923  $  818  $417
 ............................................................................
 10 Years      $1,537  $1,810  $1,791  $930  $1,537  $1,810  $1,791  $930
 ............................................................................

How the Fund is Invested (as of 5/31/98)

Portfolio Statistics
Weighted Average Maturity        22.1 years
 ...........................................
Weighted Average Duration         7.6 years
 ...........................................
Weighted Average Credit Quality          A+
 ...........................................
Number of Issues                        85
 ...........................................

Credit Quality
AAA                                     40%
 ...........................................
AA                                       8%
 ...........................................
A                                       19%
 ...........................................
BBB/NR                                  33%
 ...........................................

Industry Diversification (Top 5)


[pie chart appears here]

Other                                  (37%)
Utilities                              (12%)
Health Care                            (15%)
U.S. Guaranteed                         (8%)
Housing-Single-Family                  (12%)
Education and Civic Organizations      (16%)



1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.93%.
2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.
3. Peer Group returns reflect the performance of the Lipper Pennsylvania Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Pennsylvania Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.
4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."
6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."
7.  As a percentage of lesser of purchase price or redemption proceeds.
8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1  The Funds 5

Nuveen Flagship Virginia Municipal Bond Fund


Fund Overview

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

How the Fund Pursues Its Objective

The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

What are the Risks of Investing in the Fund?

The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated municipal bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Virginia bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

Is This Fund Right For You?

The fund may be a suitable investment for you if you seek to:

 .   Earn regular monthly tax-free dividends;

 .   Preserve investment capital over time;

 .   Reduce taxes on investment income;

 . Set aside money systematically for retirement, estate planning or college funding.

You should not invest in this fund if you seek to:

 .   Pursue an aggressive, high-growth investment strategy;

 .   Invest through an IRA or 401(k) plan;

 .   Avoid fluctuations in share price.


How the Fund Has Performed

The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser/SM/ for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).


Total Returns/1/

[BAR CHART APPEARS HERE]


          Class A Annual Returns

          1988             12.7%
          1989              9.3%
          1990              6.5%
          1991             11.8%
          1992              9.3%
          1993             12.4%
          1994             -5.5%
          1995             16.3%
          1996              4.0%
          1997              9.4%

During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.58% and -5.14%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                            Average Annual Total Returns for
                          the Periods Ending December 31, 1997
Class                     1 Year          5 Year       10 Year
----------------------------------------------------------------
Class A (Offer)             4.79%           6.12%         7.99%
Class A (NAV)               9.41%           7.04%         8.45%
Class B                     4.63%           6.26%         7.98%
Class C                     8.91%           6.45%         7.86%
Class R                     9.62%           7.08%         8.47%
----------------------------------------------------------------
LB Market
 Benchmark/2/               9.19%           7.36%         8.58%
Lipper
 Peer Group/3/              8.98%           6.70%         7.74%


6  Section 1   The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment



Share Class                                    A           B          C          R/5/
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                   4.20%/6/   None       None         None
 .......................................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                        None       None       None         None
 .......................................................................................
Exchange Fees                                  None       None       None         None
 .......................................................................................
Deferred Sales Charge/7/                       None/8/       5%/9/      1%/10/    None
 .......................................................................................

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                    A           B          C          R
---------------------------------------------------------------------------------------
Management Fees                                 .55%       .55%       .55%         .55%
 .......................................................................................
12b-1 Distribution and Service Fees             .20%       .95%       .75%          --%
 .......................................................................................
Other Expenses                                  .15%       .14%       .14%         .15%
---------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses--Gross+                                .90%      1.64%      1.44%         .70%

+After Expense Reimbursements
 .......................................................................................
Reimbursements                                 (.16%)     (.13%)     (.15%)       (.16%)
 .......................................................................................
 .......................................................................................
Total Annual Fund Operating Expenses--Net       .74%      1.51%      1.29%         .54%
 .......................................................................................

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                                     Redemption                               No Redemption
   Share Class         A           B          C         R             A           B           C       R
---------------------------------------------------------------------------------------------------------
 1 Year            $  508      $  562      $  147      $ 72        $  508      $  167      $  147    $ 72
 .........................................................................................................
 3 Years           $  695      $  836      $  456      $224        $  695      $  517      $  456    $224
 .........................................................................................................
 5 Years           $  898      $1,006      $  787      $390        $  898      $  892      $  787    $390
 .........................................................................................................
 10 Years          $1,481      $1,746      $1,724      $871        $1,481      $1,746      $1,724    $871


How the Fund Is Invested (as of 5/31/98)


Portfolio Statistics

Weighted Average Maturity             20.3 years
 ................................................
Weighted Average Duration              6.1 years
 ................................................
Weighted Average Credit Quality              AA-
 ................................................
Number of Issues                             127
 ................................................

Credit Quality

AAA                                          34%
 ................................................
AA                                           30%
 ................................................
A                                            24%
 ................................................
BBB/NR                                       12%
 ................................................

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]


Tax Obligation-    Water/         U.S. Guaranteed   Health Care (14%)   Other (38%)   Education
Limited (15%)      Sewer (14%)    (8%)                                                and Civic
                                                                                      Organizations
                                                                                      (11%)


1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.80%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Virginia Municipal Debt Category.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7. As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.




                                                      Section 1  The Funds  7

Section 2  How We Manage Your Money

To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.

Daniel S. Solender has been the portfolio manager for the Maryland and Virginia Funds since July 1998. Mr. Solender has been a portfolio manager for Nuveen Advisory since 1992. Mr. Solender is currently an Assistant Vice President of Nuveen Advisory, and he manages investments for nineteen Nuveen-sponsored investment companies, including the Connecticut, New York, and New York Insured Funds.

Thomas J. O'Shaughnessy has been the portfolio manager for the Pennsylvania Fund since July 1998. Mr. O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1983. He currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Kentucky, North Carolina, and Tennessee Funds.


8     Section 2   How We Manage Your Money

Management Fee

For providing these services, Nuveen Advisory is paid an annual management fee.
The following schedule applies to each fund described in this prospectus:

Average Daily Net Asset Value                                     Management Fee
For the first $125 million                                               0.5500%
 ................................................................................
For the next $125 million                                                0.5375%
 ................................................................................
For the next $250 million                                                0.5250%
 ................................................................................
For the next $500 million                                                0.5125%
 ................................................................................
For the next $1 billion                                                  0.5000%
 ................................................................................
For assets over $2 billion                                               0.4750%
 ................................................................................


For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:
Nuveen Maryland Municipal Bond Fund                                         .49%
 ................................................................................
Nuveen Flagship Pennsylvania Municipal Bond Fund                            .21%
 ................................................................................
Nuveen Flagship Virginia Municipal Bond Fund                                .39%
 ................................................................................


What Securities We Invest In

Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Municipal Obligations

The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

Quality Municipal Bonds

The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade



                                       Section 2  How We Manage Your Money     9
by the fund's investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The funds may not invest more than 20% of their net assets in these territorial municipal bonds.

Portfolio Maturity

Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average portfolio maturity of 15 to 30 years.

Short-term Investments

Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

How We Select Investments

Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.


10   Section 2   How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."

Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

State concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix -- Additional State Information." These risks may be greater for the funds, because they are "non-diversified" which authorizes them to concentrate their investments in municipal bonds of certain issuers to a greater extent than diversified funds.

Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

How We Manage Risk

In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.



                                       Section 2  How We Manage Your Money    11

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

  . 25% in any one industry such as electric utilities or health care.

  . 10% in borrowings (33% if used to meet redemptions).

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.



12  Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares


You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 . the amount of your purchase;

 . any current holdings of fund shares;

 . how long you expect to hold the shares;

 . the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus is as follows:

                                                                                                     Authorized Dealer
                                            Sales Charge as % of        Sales Charge as % of         Commission as % of
Amount of Purchase                         Public Offering Price         Net Amount Invested        Public Offering Price
 .........................................................................................................................
Less than $50,000                                 4.20%                         4.38%                       3.70%
 .........................................................................................................................
$50,000 but less than $100,000                    4.00%                         4.18%                       3.50%
 .........................................................................................................................
$100,000 but less than $250,000                   3.50%                         3.63%                       3.00%
 .........................................................................................................................
$250,000 but less than $500,000                   2.50%                         2.56%                       2.00%
 .........................................................................................................................
$500,000 but less than $1,000,000                 2.00%                         2.04%                       1.50%
 .........................................................................................................................
$1,000,000 and over                                 --(1)                        --                         1.00%(1)
 .........................................................................................................................

(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1%

                                  Section 3  How You Can Buy and Sell Shares  13
of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.


Years Since Purchase      0-1      1-2       2-3      3-4      4-5      5-6
 ...........................................................................
CDSC                      5%       4%         4%       3%       2%       1%
 ...........................................................................

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.


14  Section 3   How You Can Buy and Sell Shares

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


Class A Sales Charge        Class A Sales Charge          Class R Eligibility
Reductions                  Waivers
 . Rights of accumulation    . Nuveen Defined Portfolio    . Certain employees and
 . Letter of intent            reinvestment                  Directors of Nuveen or
 . Group purchase            . Purchases using               employees of authorized
                              redemptions from              dealers
                              unrelated funds             . Bank trust departments
                            . Retirement plans
                            . Certain employees and
                              Directors of Nuveen or
                              employees of authorized
                              dealers
                            . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.


                                   Section 3 How You Can Buy and Sell Shares  15

By Mail


You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.


                             [GRAPH APPEARS HERE]


One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.


16  Section 3   How You Can Buy and Sell Shares

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.



                                  Section 3  How You Can Buy and Sell Shares  17

Fund Direct

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares


You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone


If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail


You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 . The fund's name;
 . Your name and account number;



18  Section 3   How You Can Buy and Sell Shares

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


                                  Section 3  How You Can Buy and Sell Shares  19

Section 4  General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

20  Section 4  General Information

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent Of Tax-Free Yields

                                Tax-Free Yield


Tax Rate      4.00%      4.50%      5.00%      5.50%      6.00%
28.0%         5.56%      6.25%      6.94%      7.64%      8.33%
 ...............................................................
31.0%         5.80%      6.52%      7.25%      7.97%      8.70%
 ...............................................................
36.0%         6.25%      7.03%      7.81%      8.59%      9.37%
 ...............................................................
39.6%         6.62%      7.45%      8.28%      9.11%      9.93%
 ...............................................................

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

Distribution and Service Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining


                                              Section 4  General Information  21
shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen Advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

22  Section 4   General Information

Section 5  Financial Highlights


The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Maryland Municipal Bond Fund


                         Investment Operations                  Less Distributions
               ----------------------------------------   -----------------------------
Class
(Inception
Date)
                                             Net
---                                     Realized                                                                        Ratio of
                                             and                                         Ending              Ending     Expenses
Year           Beginning         Net  Unrealized                 Net                        Net                 Net   to Average
Ending         Net Asset  Investment  Investment          Investment  Capital             Asset     Total    Assets          Net
May 31,            Value   Income(a)  Gain (Loss)  Total      Income    Gains     Total   Value  Return(b)    (000)    Assets(a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)

  1998            $10.25        $.48       $ .32   $ .80      $(.49)      $--    $(.49)  $10.56     7.95%   $17,427         .94%
  1997(c)          10.25         .16         .01     .17       (.17)       --     (.17)   10.25     1.63     12,977         .95*
  1997(d)          10.43         .46        (.15)    .31       (.49)       --     (.49)   10.25     3.06     11,788        1.00
  1996(d)           9.60         .48         .85    1.33       (.50)       --     (.50)   10.43    14.07      6,860        1.00
  1995(e)           9.84         .20        (.23)   (.03)      (.21)       --     (.21)    9.60     (.26)     1,605        1.00*

Class B (3/97)

  1998             10.25         .41         .31     .72       (.41)       --     (.41)   10.56     7.16      2,332        1.69
  1997(f)          10.29         .10        (.04)    .06       (.10)       --     (.10)   10.25      .83        150        1.70*

Class C (9/94)

  1998             10.24         .43         .32     .75       (.43)       --     (.43)   10.56     7.44      2,606        1.49
  1997(c)          10.24         .15          --     .15       (.15)       --     (.15)   10.24     1.43      2,103        1.50*
  1997(d)          10.42         .39        (.16)    .23       (.41)       --     (.41)   10.24     2.28      1,985        1.75
  1996(d)           9.59         .41         .84    1.25       (.42)       --     (.42)   10.42    13.24      1,438        1.75
  1995(e)           9.75         .16        (.15)    .01       (.17)       --     (.17)    9.59      .12        860        1.75*


Class R (12/91)

  1998             10.26         .51         .32     .83       (.51)       --     (.51)   10.58     8.23     44,599         .74
  1997(c)          10.26         .17          --     .17       (.17)       --     (.17)   10.26     1.68     43,306         .75*
  1997(d)          10.44         .47        (.14)    .33       (.51)       --     (.51)   10.26     3.29     43,738         .75
  1996(d)           9.61         .51         .84    1.35       (.52)       --     (.52)   10.44    14.33     47,389         .75
  1995(d)          10.62         .51       (1.01)   (.50)      (.51)       --     (.51)    9.61    (4.58)    42,741         .75
  1994(d)           9.91         .51         .72    1.23       (.50)     (.02)    (.52)   10.62    12.71     47,822         .75
--------------------------------------------------------------------------------------------------------------------------------




                           Ratios/Supplemental Data
                       ------------------------------------

                                 Ratio of Net
                                 Investment
                                     Income
Year                             to Average    Portfolio
Ending                                  Net     Turnover
May 31                             Assets(a)         Rate
--------------------------------------------------------
Class A (9/94)

  1998                           4.62%            7%
  1997(c)                        4.90*            3
  1997(d)                        4.79             4
  1996(d)                        4.74            17
  1995(e)                        5.26*           35

Class B (3/97)

  1998                           3.85             7
  1997(f)                        4.00*            3

Class C (9/94)

  1998                           4.07             7
  1997(c)                        4.35*            3
  1997(d)                        4.05             4
  1996(d)                        4.04            17
  1995(e)                        4.55*           35


Class R (12/91).

  1998                           4.82             7
  1997(c)                        5.10*            3
  1997(d)                        5.06             4
  1996(d)                        5.07            17
  1995(d)                        5.28            35
  1994(d)                        4.85             4
------------------------------------------------------------------------------------

*    Annualized.


(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  For the four months ended May 31.

(d)  For year ended January 31.

(e)  From commencement of class operations as noted through January 31.

(f)  From commencement of class operations as noted.


                                           Section 5   Financial Highlights  23

Pennsylvania Municipal Bond Fund **




                   Investment Operations                 Less Distributions
              ------------------------------------  ---------------------------

Class
(Inception
Date)

                                        Net
                                   Realized
                                        and                                       Ending               Ending
Year     Beginning         Net   Unrealized                 Net                      Net                  Net
Ending   Net Asset  Investment   Investment          Investment  Capital           Asset       Total   Assets
May 31,      Value   Income(a)  Gain (Loss)   Total      Income    Gains   Total   Value   Return(b)    (000)
-------------------------------------------------------------------------------------------------------------
Class A (10/86)

   1998     $10.25        $.56        $ .45   $1.01       $(.56)   $(.02)  $(.58) $10.68       10.05% $65,826
   1997      10.00         .57          .25     .82        (.57)      --    (.57)  10.25        8.37   55,667
   1996      10.21         .59         (.20)    .39        (.60)      --    (.60)  10.00        3.83   44,392
   1995      10.06         .60          .16     .76        (.61)      --    (.61)  10.21        7.90   42,600
   1994      10.38         .61         (.32)    .29        (.61)      --    (.61)  10.06        2.70   42,226

Class B (2/97)
   1998      10.27         .48          .45     .93        (.48)    (.02)   (.50)  10.70        9.23    2,640
   1997(c)   10.21         .16          .06     .22        (.16)      --    (.16)  10.27        2.18      229

Class C (2/94)
   1998      10.25         .50          .45     .95        (.50)    (.02)   (.52)  10.68        9.50    8,912
   1997       9.99         .51          .26     .77        (.51)      --    (.51)  10.25        7.88    6,320
   1996      10.21         .53         (.21)    .32        (.54)      --    (.54)   9.99        3.16    4,442
   1995      10.06         .54          .16     .70        (.55)      --    (.55)  10.21        7.31    3,118
   1994(c)   10.71         .16         (.64)   (.48)       (.17)      --    (.17)  10.06      (13.46)*  1,697

Class R (2/97)
   1998      10.25         .58          .45    1.03        (.58)    (.02)   (.60)  10.68       10.30   61,180
   1997(c)   10.21         .20          .03     .23        (.19)      --    (.19)  10.25        2.31   57,383

                      Ratios/Supplemental Data
         -------------------------------------

Class
(Inception
Date)
                     Ratio of Net
           Ratio of    Investment
           Expenses        Income
Year     to Average    to Average    Portfolio
Ending          Net           Net    Turnover
May 31,   Assets(a)     Assets(a)     Rate
----------------------------------------------
Class A (10/86)

   1998         .61%         5.28%          20%
   1997         .70          5.61           46
   1996         .79          5.76           65
   1995         .89          6.08           50
   1994         .91          5.80           21

Class B (2/97)
   1998        1.34          4.50           20
   1997(c)     1.35*         4.84*          46

Class C (2/94)
   1998        1.16          4.73           20
   1997        1.25          5.06           46
   1996        1.68          4.85           65
   1995        1.84          5.05           50
   1994(c)     1.68*         4.64*          21

Class R (2/97)
   1998         .41          5.48           20
   1997(c)      .39*         5.83*          46
-------------------------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

24   Section 5   Financial Highlights

Virginia Municipal Bond Fund **


                      Investment Operations       Less Distributions                                   Ratios/Supplemental Data
                  ---------------------------- -------------------------                          ---------------------------------
Class
(Inception
Date)
                                     Net                                                                     Ratio of Net
                                Realized                                                            Ratio of   Investment
                                     and                                 Ending           Ending    Expenses       Income
Year    Beginning        Net  Unrealized              Net                   Net              Net  to Average   to Average Portfolio
Ending  Net Asset Investment  Investment       Investment Capital         Asset     Total Assets         Net          Net Turnover
May 31,     Value  Income(a) Gain (Loss) Total     Income   Gains  Total  Value Return(b)  (000)   Assets(a)    Assets(a)   Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

1998     $10.66      $.56      $  .41    $ .97   $(.56)    $(.01) $(.57) $11.06    9.30%  $133,966    .74%       5.15%       3%
1997      10.40       .58         .25      .83    (.57)      --    (.57)  10.66    8.20    122,252    .74        5.45       23
1996      10.56       .57        (.15)     .42    (.58)      --    (.58)  10.40    4.03    117,677    .83        5.41       17
1995      10.36       .59         .20      .79    (.59)      --    (.59)  10.56    7.99    112,643    .79        5.81       50
1994      10.82       .60        (.31)     .29    (.60)     (.15)  (.75)  10.36    2.62    107,502    .64        5.53       17

Class B (2/97)

1998      10.66       .48         .41      .89    (.48)     (.01)  (.49)  11.06    8.53      3,894   1.51        4.33        3
1997(c)   10.62       .16         .04      .20    (.16)      --    (.16)  10.66    1.94        381   1.47*       4.68*      23

Class C (10/93)

1998      10.65       .50         .42      .92    (.50)     (.01)  (.51)  11.06    8.81     15,660   1.29        4.59        3
1997      10.39       .52         .26      .78    (.52)      --    (.52)  10.65    7.61     11,700   1.29        4.89       23
1996      10.56       .51        (.16)     .35    (.52)      --    (.52)  10.39    3.37     10,978   1.38        4.84       17
1995      10.36       .53         .20      .73    (.53)      --    (.53)  10.56    7.40      6,537   1.34        5.24       50
1994(c)   11.24       .34        (.78)    (.44)   (.34)     (.10)  (.44)  10.36   (7.13)*    4,759   1.14*       4.85*      17

Class R (2/97)

1998      10.66       .59         .41     1.00    (.59)     (.01)  (.60)  11.06    9.54     58,734    .54        5.35        3
1997(c)   10.62       .20        (.04)     .24    (.20)      --    (.20)  10.66    2.26     57,002    .52*       5.69*      23
-----------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.


                                            Section 5   Financial Highlights  25

Appendix  Additional State Information


Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.

Maryland

Maryland has benefited from the expansion in the national economy. The state's once sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages and below neighboring states. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

The State's unemployment rate, which fell to 4.4% in June 1998 from 5.2% in 1997, remains below the national average. Per capita income, which was $28,969 in 1997, is 113% of the national average.

The State's constitution mandates a balanced budget. During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes will be reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1998 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Maryland's general obligation debt carries triple-A ratings from Moody's Standard and Poors, and Fitch.

Tax Treatment

The Maryland Fund's regular monthly dividends will not be subject to Maryland personal income taxes to the extent they are paid out of income earned on Maryland municipal bonds or U.S. government securities. You will be subject to Maryland personal income tax, however, to the extent the Maryland Fund distributes any taxable income, or if you sell or exchange Maryland Fund shares and realize a capital gain on the transaction.


26  Appendix

The treatment of corporate shareholders of the Maryland Fund is similar to that described above.

Pennsylvania

Pennsylvania's economy, which is one of the weaker economies in the Northeast, is expected to continue to lag national economic trends in the near future. The sluggish economy is due in part to continued mergers and acquisitions, expenditure reductions, and layoffs in the healthcare, defense, and telecommunications industries, which are the most important to the Commonwealth's economy.

As of January 1998, Pennsylvania's unemployment rate was 4.6% compared to 4.7% for the United States. Personal income in the Commonwealth for 1996 is $299.0 billion, an increase of 4.9 percent over the previous year. During the same period, national personal income increased at a rate of 5.6 percent. Based on the 1996 personal income estimates, per capita income for 1996 is at $24,803 in the Commonwealth compared to per capita income in the United States of $24,426.

General Fund collections for fiscal year 1997-98 were $676.1 million or 3.9% above estimate, and the General Fund budget for 1998-99 included approximately $218 million of tax cuts. As of April 30, 1998, Pennsylvania's general obligation debt carries ratings of AA- by Standard & Poor's, Aa3 by Moody's, and AA by Fitch.

Tax Treatment

The Pennsylvania Fund's regular monthly dividends will not be subject to the Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax) to the extent they are paid out of income earned on Pennsylvania municipal bonds or U.S. government securities. You will be subject to Pennsylvania personal income tax (and, for Philadelphia residents, the Philadelphia School District income tax), however, to the extent the Pennsylvania Fund distributes any taxable income or realized capital gains, or if you sell or exchange Pennsylvania Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Pennsylvania Fund is similar to that described above.

Virginia

Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors have been offset by employment growth in other sectors, including high technology. The federal government remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

Virginia's unemployment rate was a low 3.1% in June 1998, below the national average of 4.5% in June 1998 and down slightly from the Commomwealth's June 1997 rate of 4.1%. At $26,438 in 1997, per capita income remains above the U.S. average.

The Commonwealth has historically operated on a fiscally conservative basis but had a deficit in fiscal year 1995, largely because of a court decision that required the Commonwealth to refund certain taxes. Large operating surpluses in fiscal years 1996 and 1997 allowed the



                                                                    Appendix  27

Commonwealth to eliminate this deficit by fiscal 1997. In 1998, the Virginia legislature voted to phase out over 5 years the personal property automobile tax collected by local governments. The Commonwealth is expected to reimburse local governments for the revenue losses. As of July 1998, Moody's, S&P, and Fitch each rated the Commonwealth AAA.

Tax Treatment

The Virginia Fund's regular monthly dividends will not be subject to Virginia personal income taxes to the extent they are paid out of income earned on Virginia municipal bonds or U.S. government securities. You will be subject to Virginia personal income tax, however, to the extent the Virginia Fund distributes any taxable income, or if you sell or exchange Virginia Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the Virginia Fund is similar to that described above.



28   Appendix

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term



State Municipal Bond Funds

Arizona                 Louisiana             North Carolina
California/1/           Maryland              Ohio
Colorado                Massachusetts         Pennsylvania
Connecticut             Michigan              Tennessee
Florida                 Missouri              Virginia
Georgia                 New Jersey            Wisconsin
Kansas                  New Mexico
Kentucky/2/             New York/1/

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07751.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com                                                   VPR-MS1-NA 9-98

                                                         SEPTEMBER 30, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST I

NUVEEN FLAGSHIP ARIZONA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP COLORADO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP FLORIDA MUNICIPAL BOND FUND

NUVEEN MARYLAND MUNICIPAL BOND FUND

NUVEEN FLAGSHIP NEW MEXICO MUNICIPAL BOND FUND


NUVEEN FLAGSHIP PENNSYLVANIA MUNICIPAL BOND FUND

NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Flagship Multistate Trust I dated September 30, 1998. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-27
Performance Information.................................................... S-36
Additional Information on the Purchase and Redemption of Fund Shares....... S-45
Distribution and Service Plan.............................................. S-52
Independent Public Accountants and Custodian............................... S-54
Financial Statements....................................................... S-54
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports; each is included herein by reference. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust I. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has eight series: the Nuveen Flagship Arizona Municipal Bond Fund (formerly the Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Colorado Municipal Bond Fund (formerly the Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Florida Municipal Bond Fund (formerly the Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly the Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen Flagship New Mexico Municipal Bond Fund (formerly the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Oklahoma Municipal Bond Fund; the Nuveen Flagship Pennsylvania Municipal Bond Fund (formerly the Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Virginia Municipal Bond Fund (formerly the Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). The Nuveen Oklahoma Municipal Bond Fund has also been organized as a series of the Trust, but has issued no shares to date. Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, except that the Fund may not invest more than 20% of its net assets in unrated bonds and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

YEAR 2000 ISSUES

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1997 and 1998 fiscal years were:

                                                                       FISCAL
                                                                        YEAR
                                                                      1997  1998
                                                                      ----  ----
      Arizona Municipal Bond Fund ................................... 25%    16%
      Colorado Municipal Bond Fund .................................. 27%    19%
      Florida Municipal Bond Fund ................................... 54%    14%
      Maryland Municipal Bond Fund ..................................  4%*    7%
      New Mexico Municipal Bond Fund ................................ 43%    13%
      Pennsylvania Municipal Bond Fund .............................. 46%    20%
      Virginia Municipal Bond Fund .................................. 23%     3%

--------
   *For the year ending January 31. For the four months ending May 31, 1997, the portfolio turnover rate was 3%.

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage its operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO ARIZONA

  Arizona's economy is primarily based on services, tourism and high technology manufacturing. However, the military, agriculture, and mining of primary metals still play a role. The State has experienced phenomenal economic and population growth recently due to an influx of businesses attracted by the State's high quality of life, educated workforce, and friendly business environment. Major employers include Intel Corp., Microchip Technology and Charles Schwab. Over the last five years, the State has ranked second in the nation in job growth with a 33 percent increase which created over 400,000 private sector jobs. The State's leading economic indicators hit an all-time high in April, suggesting that the State's economic growth may continue in the near term. However, the magnitude and duration of the economic turmoil in East Asia may dampen economic growth within the state. According to 1996 estimates, approximately 45% of the State's $10 billion of exports were to Asian countries.

  The statewide unemployment rate was 4.0 percent, at the end of June 1998, slightly below the U.S. rate of 4.5 percent. Additionally, unemployment rates in the State's two largest metropolitan areas, Phoenix-Mesa and Tucson, were a very low 2.4 percent and 2.8 percent, respectively. Statewide personal income grew at a rate of 5.5 percent in 1997 to approximately $22,438. Retail sales in Arizona through May 1998 were up 7.7 percent from the preceeding year.

  The Arizona Constitution restricts the legislature's power to raise revenues by increasing property taxes. The State has also enacted limits on annual spending. At the recent legislative session, the corporate income tax rate was trimmed to 8% from 9% and personal income taxes were cut again.

  The State does not issue general obligation bonds but relies on capital outlays, revenue bonds and other methods to finance projects. Each project is individually rated for its creditworthiness.

FACTORS PERTAINING TO COLORADO

  Colorado's trade and service sectors represent over half of non-agricultural employment in the State's economy and have expanded in the past years. Manufacturing employment is comparatively small and continues to shrink due to the concentration in defense production. The trade and services sectors, led by a healthy tourist industry, helped pull the State out of a recession in the late 1980's which had been caused by contraction in the energy, high technology and construction industries. The State's economic activity tends to mimic that of the nation as a whole albeit less severely, according to Colorado's Office of State Planning and Budgeting.

  Colorado's unemployment rate was a very low 3.4% in June 1998, below the national average of 4.5%. Per capita income grew 5.1% to $27,051 in 1997. Colorado has no outstanding general obligation debt, but outstanding lease obligations are rated A1 by Moody's and A+ by Standard and Poor's.

FACTORS PERTAINING TO FLORIDA

  Florida is one of the nation's fastest growing states. Employment and personal income growth have outpaced the nation since 1991 and recent economic reports indicate that the State continues to experience job growth, albeit at a more moderate pace. Population growth, which reached 30% from 1980 to 1990, has slowed but remains relatively high. Florida has a diverse economy with substantial insurance, banking, healthcare, construction and trade sectors, yet it remains heavily dependent on the agriculture and tourism industries.

  Florida's unemployment rate of 4.5% in June 1998 was comparable to the national average of 4.5% in June 1998 and lower than the State's 4.8% rate in June 1997. Florida's 1997 per capita income of $25,255 is on a par with national averages and slightly above regional levels. Because the State's significant senior population relies more on fixed incomes than on wages, income levels in the State are generally more stable over different phases of economic cycles.

  A voter-approved amendment to Florida's Constitution that be came effective in 1996 limits the rate of growth of state revenues to the growth rate of personal income. Revenues that are pledged to bonds, including new issuance, are exempt from the limitation. Another recent constitutional amendment requires the State to maintain a budget stabilization fund. The fund, which is expected to reach the required 5% level by 1999, provides a counterbalance to the State's reliance on economically-sensitive sales tax revenues. As of July 31, 1998, Florida's general obligation debt carries ratings of AA+ by S&P, Aa2 by Moody's, and AA by Fitch.

FACTORS PERTAINING TO MARYLAND

  Maryland has benefited from the expansion in the national economy. The State's once sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages and below neighboring states. Services, wholesale and retail trade, and government account for most of the State's employment. Unlike in most states, government employment surpasses manufacturing employment in Maryland.

  The State's unemployment rate, which fell to 4.4% in June 1998 from 5.2% in June 1997, remains below the national average. Per capita income, which was $28,969 in 1997, is 113% of the national average.

  The State Constitution mandates a balanced budget. Conservative fiscal policies and recent economic growth have benefited the State's financial position. For example, the State's statutorily-mandated rainy day fund has exceeded its required 5% level recently. The rainy day fund is, however, scheduled to be drawn down to its 5% level in future years. During its spring 1998 term, the Maryland legislature voted to accelerate the income tax reduction it passed in 1997; as a result, income taxes will be reduced by 5% in 1998, more than the 2% reduction originally planned for 1998. The 1988 reduction is part of the total 10% reduction to the State's income tax, which is being phased in through 2002. Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, remains moderate. Maryland's general obligation debt carries triple-A ratings from Moody's, Standard & Poor's, and Fitch.

FACTORS PERTAINING TO NEW MEXICO

  New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing and mining. Energy resource production, including gas and oil sales, was approximately $5.2 billion in 1997. The economy also benefits from the employment and technology base supplied by federal government scientific research facilities at Los Alamos, Albuquerque and White Sands. Tourism generated about $2.3 billion for the state according to a 1991 estimate, a trend that should continue given the large number of state and federal park lands in the State. Finally, crop and livestock production remains diverse given the State's variety of climatic conditions and will also remain a major part of the economy.

  New Mexico's unemployment rate was 6.7% in June 1998, surpassing the national average of 4.5%. At the same time, per capita income rose 4.1% in 1997 to reach $19,587.

  As of June 1998, Moody's rates the state's general obligation debt Aa1, while Standard and Poor's rates it AA+.

FACTORS PERTAINING TO OKLAHOMA

  Oklahoma's principal industries include trade, manufacturing, mineral and energy exploration and production and agriculture. Oklahoma is vulnerable to cyclical fluctuations in oil and gas prices just like any other energy driven economy. Nonfuel mineral represented $338 million in activity in 1994 while tourists spent some $3 billion in the state during the same year.

  Oklahoma's unemployment rate is low compared to the national average. It stood at 4.0% in June 1997 compared to national averages of 4.5%. Per capita income rose 5.0% in 1997 to reach $20,556.

  As of June 1998, Moody's gives the state's general obligation debt an Aa3 rating while S&P gives it an AA rating.

FACTORS PERTAINING TO PENNSYLVANIA

  After several years of trailing the national economy, Pennsylvania's economy has performed fairly well during the past two years. The State's employment growth has approached national levels and income growth has also been good. Part of the growth can be explained by the State's efforts in recent years to reduce its relatively high business taxes. Future growth is, however, expected to moderate. The State's healthcare environment continues to be difficult, particularly in the Philadelphia and Pittsburgh metro areas. A well-publicized example of the pressures in these markets occurred in July 1998 with the bankruptcy filing by AHERF (Allegheny Health, Research, and Education Foundation) on behalf of its eight Philadelphia-area hospitals.

  Pennsylvania's unemployment rate was 4.3% in June 1998, compared with the June 1998 national rate of 4.5% and the State's 5.2% rate in June 1997. Pennsylvania's 1997 per capita income was $26,058, approximately 102% of the national average.

  The Governor must submit a balanced operating budget by law and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The State's financial position has improved modestly. The State made notable additions to its reserves in fiscal 1997, including its rainy day fund and its unreserved/undesignated fund balance. Improved reserves contributed to the decisions by two rating agencies--Moody's and Fitch--to upgrade the State's general obligation rating to Aa3 and AA, respectively, in October 1997. Pennsylvania's general obligation debt also carries a rating of AA- by Standard & Poor's.

FACTORS PERTAINING TO VIRGINIA

  Like the U.S. economy, the Virginia economy is broad-based and composed of several distinct regions. The Commonwealth's economy nearly mirrors the U.S. economy with the services, trade, government, and manufacturing sectors supplying a significant portion of employment. Recent employment losses in the federal government, manufacturing, and mining sectors has been offset by employment growth in other sectors, including high technology. The federal government, however, remains an important employer and has a greater impact on the Commonwealth than it has on most other states.

  Virginia's unemployment rate was a low 3.1% in June 1998, below the national average of 4.5% in June 1998 and down slightly from the June 1997 rate of 4.1%. At $26,438 in 1997, per capita income remains above the U.S. average.

  Virginia's Constitution requires a balanced biennial budget. The Commonwealth has historically operated on a fiscally conservative basis but realized a fund balance deficit in fiscal year 1995, largely as the result of a court decision that required the Commonwealth to refund certain taxes. Large operating surpluses in fiscal years 1996 and 1997 allowed the Commonwealth to eliminate the fund balance deficit by fiscal 1997. Also in fiscal 1997, the balance in the Commonwealth's constitutionally-mandated revenue stabilization fund reached $156.6 million. In 1998, the Virginia legislature voted to phase out over a 5-year period the personal property automobile tax, collected by local governments. The Commonwealth is expected to reimburse local governments for the revenue losses. As of July 31, 1998 Moody's, S&P, and Fitch each rated the Commonwealth AAA.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

SHORT-TERM SECURITIES

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities ("temporary investments"). Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                              POSITIONS
                             AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------             ----------------------
Timothy R.              49  Chairman and  Chairman since July 1, 1996 of The John
 Schwertfeger*               Trustee       Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                     Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                         Nuveen Institutional Advisory Corp.; prior
                                           thereto Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; Chairman and Director (since January
                                           1997) of Nuveen Asset Management, Inc.;
                                           Director (since 1996) of Institutional
                                           Capital Corporation.
Anthony T. Dean*        53  President and President since July 1, 1996 of The John
 333 West Wacker Drive       Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                         Incorporated, Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory Corp.; prior
                                           thereto, Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. and Nuveen Institutional Advisory
                                           Corp.; President and Director (since
                                           January 1997) of Nuveen Asset Management,
                                           Inc.; Chairman and Director (since 1997) of
                                           Rittenhouse Financial Services, Inc.
Robert P. Bremner       58  Trustee       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                       President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    65  Trustee       Executive Director of Manitoga (Center for
 3 West 29th Street                        Russel Wright's Design with Nature);
 New York, NY 10001                        formerly President and Chief Executive
                                           Officer of Blanton-Peale Institute of
                                           Religion and Health.

                          POSITIONS
                         AND OFFICES                PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE     WITH TRUST                DURING PAST FIVE YEARS
----------------  ---    -----------                ----------------------
Peter R.          65  Trustee            Adjunct Professor of Business and Economics,
 Sawers                                   University of Dubuque, Iowa; Adjunct
 22 The                                   Professor, Lake Forest Graduate School of
 Landmark                                 Management, Lake Forest, Illinois;
 Northfield,                              Chartered Financial Analyst; Certified
 IL 60093                                 Management Consultant.
William J.        54  Trustee            Senior Partner, Miller-Valentine Partners,
 Schneider                                Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         50  Trustee            Executive Director, Gaylord and Dorothy
 Stockdale                                Donnelley Foundation (since 1994); prior
 1913 North                               thereto, Executive Director, Great Lakes
 Mohawk St.                               Protection Fund (from 1990 to 1994).
 Chicago,
 IL 60614
Alan G.           37  Vice President     Vice President and General Counsel (since
 Berkshire             and Assistant      September 1997) and Secretary (since May
 333 West              Secretary          1998) of The John Nuveen Company, John
 Wacker                                   Nuveen & Co. Incorporated, Nuveen Advisory
 Drive                                    Corp. and Nuveen Institutional Advisory
 Chicago IL                               Corp., prior thereto, Partner in the law
 60606                                    firm of Kirkland & Ellis.
Michael S.        41  Vice President     Vice President of Nuveen Advisory Corp.
 Davern                                   (since January 1997); prior thereto, Vice
 One South                                President and Portfolio Manager of Flagship
 Main                                     Financial.
 Street
 Dayton, OH
 45402
Lorna C.          53  Vice President     Vice President of John Nuveen & Co.
 Ferguson                                 Incorporated; Vice President (since January
 333 West                                 1998) of Nuveen Advisory Corp. and Nuveen
 Wacker                                   Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.        34  Vice President     Vice President of Nuveen Advisory Corp.
 Fitzgerald                               (since December 1995); Assistant Vice
 333 West                                 President of Nuveen Advisory Corp. (from
 Wacker                                   September 1992 to December 1995), prior
 Drive                                    thereto Assistant Portfolio Manager of
 Chicago,                                 Nuveen Advisory Corp. (from June 1988 to
 IL 60606                                 September 1992).
Stephen D.        44  Vice President and Vice President of John Nuveen & Co.
 Foy                   Controller         Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
J. Thomas         43  Vice President     Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        35  Vice President     Vice President of Nuveen Advisory Corp.
 Huber                                    (since January 1997); prior thereto, Vice
 333 West                                 President and Portfolio Manager of Flagship
 Wacker                                   Financial.
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Steven J. Krupa   41  Vice President Vice President of Nuveen Advisory Corp.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W. Martin   47  Vice President Vice President, Assistant Secretary and
 333 West                             Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President and
 Chicago, IL                          Assistant Secretary of Nuveen Advisory
 60606                                Corp.; Vice President and Assistant
                                      Secretary of Nuveen Institutional Advisory
                                      Corp.; Assistant Secretary of The John
                                      Nuveen Company.
Edward F.         33  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 333 West                             December 1993) of Nuveen Advisory Corp.,
 Wacker Drive                         portfolio manager prior thereto; Vice
 Chicago, IL                          President (since September 1996),
 60606                                previously Assistant Vice President (since
                                      May 1995) of Nuveen Institutional Advisory
                                      Corp., portfolio manager prior thereto.
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow              and Treasurer  Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of
 Chicago, IL                          John Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Secretary and Assistant
 Zimmerman             and Secretary  General Counsel of John Nuveen & Co.
 333 West                             Incorporated; Vice President and Assistant
 Wacker Drive                         Secretary of Nuveen Advisory Corp.; Vice
 Chicago, IL                          President and Assistant Secretary of Nuveen
 60606                                Institutional Advisory Corp.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are also directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $3,992          $66,446
      Lawrence H. Brown........................     $4,238          $79,000
      Anne E. Impellizzeri.....................     $3,992          $73,000
      Margaret K. Rosenheim*...................     $1,368          $29,506(1)
      Peter R. Sawers..........................     $3,992          $73,000
      William J. Schneider.....................     $3,992          $66,446
      Judith M. Stockdale**....................     $2,849          $49,000

--------
*Former trustee; retired July 1997.

  **Elected to the Board in July 1997.

(1) Includes $1,256 in interest accrued on deferred compensation from prior years.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 1, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    21.82%
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Arizona
 Municipal Bond Fund        MLPF&S                                   39.11%
 Class B Shares............ For the sole benefit of its customers
                            Attn Fund Admin Sec 97ND2
                            4800 Deer Lake Dr E FL 3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO OXS-294926                      6.20
                            James L. Emmons
                            Esther Robinson
                            145 W. Glendale
                            Phoenix, AZ 85021-8722
Nuveen Flagship Arizona
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    37.95
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Sigmund J. Grinko                         6.58
                            PO Box 14886
                            Scottsdale, AZ 85267-4886
Nuveen Flagship Arizona                                               5.63
 Municipal Bond Fund        Horace M. Wade
 Class R Shares............ and Christine M. Wade
                            Trst Wade Liv Trust U-A DTD 04-13-98
                            4980 N. Calle Bujia
                            Tucson, AZ 85718-6155
Nuveen Flagship Colorado
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    23.42
 Class A Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Colorado
 Municipal Bond Fund        Mary Ann Davis Evans                      8.11
 Class B Shares............ 505 Lyda Ln
                            Colorado Spgs, CO 80904-1008
                            U S Bancorp Investments                   7.14
                            FBO 180124921
                            100 South Fifth Street Suite 1400
                            Minneapolis, MN 55402-1217
                            Marcella C. Kruse                         6.89
                            1275 S. Birch St. Apt 509
                            Denver, CO 80246-7834
                            Helen May Ferrell                         6.36
                            230 S. Monaco Pkwy #10
                            Denver, CO 80224-1116

                                                                    PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER              OF OWNERSHIP
----------------------      -------------------------              ------------
                            Merrill Lynch, Pierce, Fenner & Smith-     12.29%
                            for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Olde Discount FBO 02606256                  5.38
                            751 Griswold St.
                            Detroit, MI 48226-3224
Nuveen Flagship Colorado
 Municipal Bond Fund Class  Merrill Lynch, Pierce, Fenner & Smith      31.63
 C Shares.................  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            M-A-N-U-A-L S-C-R-U-B MANUAL-SCRUB        17.56%
                            Acct 80257082
                            FAO E. Mueller
                            Trst N. Mueller
                            5035 McIntyre St.
                            Golden, CO 80403-1739
                            John J. Ferrero                             6.20
                            8774 Allison Dr. Apt. A
                            Arvada, CO 80005-4814
                            Olde Discount FBO 02604753                  5.34
                            751 Griswold St.
                            Detroit, MI 48226-3224
Nuveen Flagship Colorado
 Municipal Bond Fund Class  Raymond & Lisa Ann Munyon &                38.66
 R Shares.................  Renee L. Miller TRS
                            UA AUG 28 92
                            Munyon Family Irrevocable Trust
                            7650 Kline Dr.
                            Arvada, CO 80005-3776
                            Homer U. Van Hooser                        22.97
                            250 Bennington Dr.
                            Colorado Springs, CO 80906-3355
                            Joseph N. Emmons                           14.58
                            2428 Virgo Dr.
                            Colorado Springs, CO 80906-1048
                            Harold M. Gott                             13.18
                            Darlene A. Gott JT WROS
                            P.O. Box. 1929
                            Montrose, CO 81402-1929

                                                                    PERCENTAGE
NAME OF FUND AND CLASS     NAME AND ADDRESS OF OWNER               OF OWNERSHIP
----------------------     -------------------------               ------------
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      47.04%
 Class A Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      36.14
 Class B Shares..........  for the sole benefit of
                           its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
                           Donaldson Lufkin Jenrette                   8.56
                           Securities Corporation Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052
                           BT Alex Brown Incorporated FBO              5.74
                           771-16904-17
                           P.O. Box 1346
                           Baltimore MD 21203-1346
Nuveen Flagship Florida
 Municipal Bond Fund       Merrill Lynch, Pierce, Fenner & Smith      64.69
 Class C Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
                           Rolland Eaton TR                            5.12
                           Rolland Eaton Trust
                           U/A DTD 04/06/93
                           15520 Gullane Court SE
                           Fort Myers, FL 33912-3908
Nuveen Maryland Municipal
 Bond Fund                 Merrill Lynch, Pierce, Fenner & Smith       8.88
 Class A Shares..........  for the sole benefit of its customers
                           Attn: Fund Administration #97E83
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484
Nuveen Maryland Municipal
 Bond Fund                 MLPF&S for the benefit of its customers    24.64
 Class B Shares..........  Attn Fund Admn/ 97NB4
                           4800 Deer Lake Dr. E. Fl 3
                           Jacksonville, FL 32246-6484

                                                                     PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER               OF OWNERSHIP
----------------------      -------------------------               ------------
                            Nathan Schofer & Reuben                     5.17%
                            Ambaruch & Phyllis Silvermann TRS
                            UA Jun 10 88
                            Nathan Schofer Revoc Trust
                            3330 W. Leisure World Blvd. #921
                            Silver Spring, Md 20906-5654
Nuveen Maryland Municipal
 Bond Fund                  MLPF&S for the benefit of its customers     9.88
 Class C Shares...........  ATTN: Fund Admn/#97GX7
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
                            Jessie L. & John L. Daniels &               6.39
                            Diane D. Cole & Lynne D. Mella TRS
                            UA Dec 21, 1992
                            Jessie L. Daniels Trust
                            9039 Rouen Ln.
                            Potomac, ND 20854-3135
Nuveen Maryland Municipal
 Bond Fund                  Merrill Lynch, Pierce, Fenner & Smith       7.22
 Class R Shares...........  for the sole benefit of its customers
                            Attn: Fund Admn/#979D5
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith      32.28
 Class A Shares...........  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship New Mexico
 Municipal Bond Fund Class  Merrill Lynch, Pierce, Fenner & Smith      18.97
 B Shares.................  for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. 3 FL 3
                            Jacksonville, FL 32246-6484
                            NFSC FEBO OC8-827983                       10.13
                            Dorothy Tiramani
                            6100 Cortaderia NE Apt 4013
                            Albuquerque, NM 87111-8012

                                                                   PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER           OF OWNERSHIP
----------------------        -------------------------           ------------
                              Raymond James & Assoc Inc for Elite     7.75%
                              Acct. 80274821
                              FAO Brenda M. St. James
                              Vista Del Rio 1620
                              Indian School Rd. NE Apt. 356
                              Albuquerque, NM 87102-1678
                              Pat Frieder and Brian Frieder           6.00
                              JT Ten
                              2200 Artesands NW
                              Albuquerque, NM 87107-0000
                              Smith Barney Inc.                       5.43
                              00123229912
                              388 Greenwich Street
                              New York, NY 10013-2339
Nuveen Flagship New Mexico
 Municipal Bond Fund Class C  Raymond James & Assoc. Inc.            26.70
 Shares...................... for Elite Acct. 50094911 FAO
                              Ann M. Gebhart TTEE
                              UA DTD 9-27-88 AM
                              1421 Pinnacle View Dr. NE
                              Albuquerque, NM 87112-6558
                              Anthony G. Hillerman                   13.45
                              Marie E. Hillerman CO-TTEES
                              UA DTD 02-22-90
                              Anthony G. Marie E. Hillerman
                              Rev TR Hillerman, RV TR
                              1632 Francisca Rd.
                              Albuquerque, NM 87107-7118
                              BA Investment Services FBO              5.64
                              429597591
                              185 Berry St.
                              3rd Floor 12640
                              San Francisco, CA 94107-1729
                              Edward D. Jones & Co. FAO               5.57
                              Russell J. Hayman & EDJ
                              574-00584-1-6
                              P.O. Box 2500
                              Maryland Heights, MO 63043-8500
Nuveen Flagship New Mexico
 Municipal Bond Fund Class R  Mary Swickard                          61.53
 Shares...................... 84 Barcelona Ave.
                              Los Alamos, NM 87544-3428

                                                                       PERCENTAGE
NAME OF FUND AND CLASS    NAME AND ADDRESS OF OWNER                   OF OWNERSHIP
----------------------    -------------------------                   ------------
                          Cecil E. McClelland                            29.91%
                          5916 Inverness Dr.
                          Farmington, NM 87402-5071
                          Herschel W. Rogers & Rosemary E. Rogers Tr.     8.52
                          UA 12/05/96
                          H.W. & R.E. Rogers Rev. Trust
                          4509 Acapulco Dr. NE
                          Albuquerque, NM 87111-2813
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith          40.90
 Bond Fund Class A        for the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith for      46.44
 Bond Fund Class B        the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship
 Pennsylvania Municipal   Merrill Lynch, Pierce, Fenner & Smith          69.46
 Bond Fund Class C        for the sole benefit of its customers
 Shares.................  Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith          28.76
 Class A Shares.........  for the sole benefit of its customers
                          Attn: Fund Administration
                          4800 Deer Lake Dr. E. Fl 3
                          Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith          27.87
 Class B Shares.........  for the sole Benefit of its Customers
                          Attn: Fund Administration
                          4800 Deer Lake Dr E. Fl 3
                          Jacksonville, FL 32246-6484
                          NFSC FEBO DFL-722774                            5.54
                          George J Nozicka Colette M Nozicka
                          4974 Sentinel Drive
                          Bethesda, MD 20816-3597

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    55.55%
 Class C Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484
Nuveen Flagship Virginia
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith     5.83
 Class R Shares............ for the sole benefit of its customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E. Fl 3
                            Jacksonville, FL 32246-6484

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%


  For all Funds, except the Maryland Fund, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices. For the Maryland Fund, Nuveen Advisory has voluntarily agreed through July 31, 1998 to waive fees or reimburse expenses so that the total operating expenses (not counting distribution and service fees) for the fund do not exceed 0.75% of average daily net assets.

  For the last three fiscal years, the Maryland Municipal Bond Fund paid net management fees to Nuveen Advisory as follows:

                              MANAGEMENT FEES NET OF
                               EXPENSE REIMBURSEMENT   FEE WAIVERS AND EXPENSE
                              PAID TO NUVEEN ADVISORY       REIMBURSEMENTS
                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                             ------------------------- ------------------------
                             1/31/96  5/31/97* 5/31/98 1/31/96 5/31/97* 5/31/98
                             -------- -------- ------- ------- -------- -------
Maryland Municipal Bond
 Fund....................... $131,476 332,471  313,921 148,537  81,437  36,658

--------
*For the sixteen month period ended May 31, 1997.

  For the last three fiscal years, the Arizona Municipal Bond Fund, the Colorado Municipal Bond Fund, the Florida Municipal Bond Fund, the New Mexico Municipal Bond Fund, the Pennsylvania Municipal Bond Fund, and the Virginia Municipal Bond Fund paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on 2/1/97, to Nuveen Advisory, as follows:

                               MANAGEMENT FEES NET OF
                             EXPENSE REIMBURSEMENT PAID  FEE WAIVERS AND EXPENSE
                              TO FLAGSHIP FINANCIAL FOR      REIMBURSEMENTS
                                   THE YEAR ENDED          FOR THE YEAR ENDED
                             --------------------------- -----------------------
                             5/31/96  5/31/97   5/31/98  5/31/96 5/31/97 5/31/98
                             ------- --------- --------- ------- ------- -------
Arizona Municipal Bond
 Fund......................   82,113   277,387   493,414 337,926 190,556 108,424
Colorado Municipal Bond
 Fund......................      --     24,740   195,474 257,637 142,072   3,777
Florida Municipal Bond
 Fund......................  980,751 1,238,874 1,936,305 685,218 448,690     --
New Mexico Municipal Bond
 Fund......................   32,291   109,772   217,776 226,537 155,889  79,556
Pennsylvania Municipal Bond
 Fund......................   65,517   101,030   268,015 167,757 277,221 440,918
Virginia Municipal Bond
 Fund......................  310,198   404,706   786,826 312,111 374,624 316,199

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997 a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

MARYLAND

  The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

  The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

  The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

  Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Maryland state and local tax matters.

ARIZONA

  The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

  The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

  The Arizona Fund is not subject to the Arizona corporate income tax.

  Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

  Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Arizona state and local tax matters.

COLORADO

  The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

  The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

  The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

  Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Colorado state and local tax matters.

FLORIDA

  The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

  The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

  The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

  Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, the Fund holds only tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If the Florida Fund holds any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax.

  All distributions by the Florida Fund to corporate shareholders, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

  Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Florida state and local tax matters.

NEW MEXICO

  The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

  The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

  The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

  Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning New Mexico and local tax matters.

PENNSYLVANIA

  The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

  The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

  The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will be subject to the Pennsylvania franchise tax only if it has a sufficient nexus with Pennsylvania. If it is subject to the Pennsylvania franchise tax, it does not expect to pay a material amount of such tax.

  Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School

District income tax (for Philadelphia residents) except for distributions attributable to capital gains in respect to obligations held by the Pennsylvania Fund in excess of six months.

  Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

  Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania and local tax matters.

VIRGINIA

  The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

  The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

  The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

  Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

  If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

  Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Virginia state and local tax matters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                         cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (3% for the Florida Intermediate Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1998
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
      Arizona Municipal Bond Fund
        Class A Shares............. 4.27%       42.70%             7.45%
        Class B Shares ............ 3.71%       42.70%             6.47%
        Class C Shares............. 3.91%       42.70%             6.82%
        Class R Shares............. 4.65%       42.70%             8.12%
      Colorado Municipal Bond Fund
        Class A Shares............. 4.02%       42.60%             7.00%
        Class B Shares ............ 3.45%       42.60%             6.01%
        Class C Shares............. 3.65%       42.60%             6.36%
        Class R Shares............. 4.40%       42.60%             7.67%
      Florida Municipal Bond Fund
        Class A Shares............. 4.09%       39.60%             6.77%
        Class B Shares ............ 3.52%       39.60%             5.83%
        Class C Shares............. 3.72%       39.60%             6.16%
        Class R Shares............. 4.47%       39.60%             7.40%
      Maryland Municipal Bond Fund
        Class A Shares............. 3.87%       42.60%             6.74%
        Class B Shares ............ 3.29%       42.60%             5.73%
        Class C Shares............. 3.49%       42.60%             6.08%
        Class R Shares............. 4.24%       42.60%             7.39%
      New Mexico Municipal Bond
      Fund
        Class A Shares............. 4.34%       44.70%             7.85%
        Class B Shares ............ 3.78%       44.70%             6.84%
        Class C Shares............. 3.98%       44.70%             7.20%
        Class R Shares............. 4.73%       44.70%             8.55%
      Pennsylvania Municipal Bond
       Fund
        Class A Shares............. 4.45%       41.30%             7.58%
        Class B Shares ............ 3.90%       41.30%             6.64%
        Class C Shares............. 4.09%       41.30%             6.97%
        Class R Shares............. 4.84%       41.30%             8.25%
      Virginia Municipal Bond Fund
        Class A Shares............. 4.28%       43.10%             7.52%
        Class B Shares ............ 3.72%       43.10%             6.54%
        Class C Shares............. 3.92%       43.10%             6.89%
        Class R Shares............. 4.67%       43.10%             8.21%

--------

   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields tables in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen UITs, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20%, were as follows:

                                                           MAY 31, 1998
                                                   -----------------------------
                                                        DISTRIBUTION RATES
                                                   -----------------------------
                                                           CLASS
                                                   CLASS A   B   CLASS C CLASS R
                                                   ------- ----- ------- -------
      Arizona Municipal Bond Fund.................  4.59%  4.06%  4.27%   5.00%
      Colorado Municipal Bond Fund................  4.63%  4.10%  4.28%   5.05%
      Florida Municipal Bond Fund ................  4.83%  4.33%  4.49%   5.27%
      Maryland Municipal Bond Fund................  4.36%  3.81%  3.98%   4.71%
      New Mexico Municipal Bond Fund..............  4.52%  3.99%  4.22%   4.93%
      Pennsylvania Municipal Bond Fund............  5.00%  4.49%  4.72%   5.45%
      Virginia Municipal Bond Fund................  4.78%  4.29%  4.45%   5.21%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for the oldest class of each fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
Arizona Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 7, 1994
  Class R Shares.............................................   February 1, 1997
Colorado Municipal Bond fund
  Class A Shares.............................................        May 4, 1987
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Florida Municipal Bond fund
  Class A Shares.............................................      June 15, 1990
  Class B Shares.............................................   February 1, 1997
  Class C Shares............................................. September 14, 1995
  Class R Shares.............................................   February 1, 1997
Maryland Municipal Bond fund
  Class A Shares.............................................  September 6, 1994
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................  September 6, 1994
  Class R Shares.............................................      July 26, 1991
New Mexico Municipal Bond fund
  Class A Shares............................................. September 16, 1992
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 1, 1997
  Class R Shares.............................................   February 1, 1997
Pennsylvania Municipal Bond fund
  Class A Shares.............................................   October 29, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................   February 2, 1994
  Class R Shares.............................................   February 1, 1997
Virginia Municipal Bond fund
  Class A Shares.............................................     March 27, 1986
  Class B Shares.............................................   February 1, 1997
  Class C Shares.............................................    October 4, 1993
  Class R Shares.............................................   February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998 and for the period from inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                  ANNUAL TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                         ENDED     ENDED      ENDED    THROUGH
                                        MAY 31,   MAY 31,    MAY 31,   MAY 31,
                                          1998      1998      1998      1998
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................   4.96%    5.76%      8.07%     7.45%
        Class B Shares.................   4.67%    5.86%      8.06%     7.44%
        Class C Shares.................   8.89%    6.07%      7.93%     7.24%
        Class R Shares.................   9.79%    6.73%      8.56%     7.87%
      Colorado Municipal Bond Fund
        Class A Shares.................   7.21%    6.38%      8.10%     7.22%
        Class B Shares.................   7.03%    6.52%      8.08%     7.20%
        Class C Shares.................  11.17%    6.85%      8.15%     7.23%
        Class R Shares.................  11.98%    7.35%      8.59%     7.66%
      Florida Municipal Bond Fund
        Class A Shares.................   4.15%    5.03%        N/A     7.18%
        Class B Shares.................   3.89%    5.15%        N/A     7.15%
        Class C Shares.................   8.20%    5.37%        N/A     7.18%
        Class R Shares.................   8.91%    5.99%        N/A     7.80%
      Maryland Municipal Bond Fund
        Class A Shares.................   3.41%    4.76%        N/A     5.95%
        Class B Shares.................   3.16%    4.78%        N/A     5.95%
        Class C Shares.................   7.44%    4.98%        N/A     5.97%
        Class R Shares.................   8.23%    5.94%        N/A     6.95%
      New Mexico Municipal Bond Fund
        Class A Shares.................   5.49%    5.72%        N/A     6.47%
        Class B Shares.................   5.46%    5.83%        N/A     6.64%
        Class C Shares.................   9.60%    6.21%        N/A     6.86%
        Class R Shares.................  10.59%    6.74%        N/A     7.38%
      Pennsylvania Municipal Bond Fund
        Class A Shares.................   5.42%    5.61%      7.68%     7.03%
        Class B Shares.................   5.23%    5.77%      7.68%     7.02%
        Class C Shares.................   9.50%    5.96%      7.56%     6.84%
        Class R Shares.................  10.30%    6.59%      8.18%     7.45%

                                                 ANNUAL TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR FIVE YEARS TEN YEARS INCEPTION
                                        ENDED     ENDED      ENDED    THROUGH
                                       MAY 31,   MAY 31,    MAY 31,   MAY 31,
                                         1998      1998      1998      1998
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares................  4.69%     5.50%      7.69%     7.29%
        Class B Shares................  4.53%     5.61%      7.69%     7.28%
        Class C Shares................  8.81%     5.81%      7.57%     7.07%
        Class R Shares................  9.54%     6.46%      8.19%     7.69%


  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year and ten-year periods (as applicable) ended May 31, 1998, and for the period since inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were:

                                                CUMULATIVE TOTAL RETURN
                                        ---------------------------------------
                                                                        FROM
                                        ONE YEAR            TEN YEARS INCEPTION
                                         ENDED   FIVE YEARS   ENDED    THROUGH
                                        MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                          1998    31, 1998    1998       1998
                                        -------- ---------- --------- ---------
      Arizona Municipal Bond Fund
        Class A Shares.................   4.96%    32.35%    117.26%   129.80%
        Class B Shares.................   4.67%    32.93%    117.12%   129.62%
        Class C Shares.................   8.89%    34.27%    114.57%   124.88%
        Class R Shares.................   9.79%    38.48%    127.42%   140.53%
      Colorado Municipal Bond Fund
        Class A Shares.................   7.21%    36.21%    117.86%   115.20%
        Class B Shares.................   7.03%    37.14%    117.51%   114.94%
        Class C Shares.................  11.17%    39.28%    118.82%   115.43%
        Class R Shares.................  11.98%    42.56%    127.88%   125.20%
      Florida Municipal Bond Fund
        Class A Shares.................   4.15%    27.79%      N/A      73.64%
        Class B Shares.................   3.89%    28.57%      N/A      73.22%
        Class C Shares.................   8.20%    29.91%      N/A      73.69%
        Class R Shares.................   8.91%    33.76%      N/A      81.79%
      Maryland Municipal Bond Fund
        Class A Shares.................   3.41%    26.18%      N/A      43.51%
        Class B Shares.................   3.16%    26.32%      N/A      43.55%
        Class C Shares.................   7.44%    27.52%      N/A      43.67%
        Class R Shares.................   8.23%    33.43%      N/A      52.23%
      New Mexico Municipal Bond Fund
        Class A Shares.................   5.49%    32.04%      N/A      42.98%
        Class B Shares.................   5.46%    32.76%      N/A      43.29%
        Class C Shares.................   9.60%    35.14%      N/A      45.98%
        Class R Shares.................  10.59%    38.56%      N/A      50.09%
      Pennsylvania Municipal Bond Fund
        Class A Shares ................   5.42%    31.39%    109.57%   119.61%
        Class B Shares.................   5.23%    32.38%    109.53%   119.46%
        Class C Shares.................   9.50%    33.55%    107.33%   115.16%
        Class R Shares.................  10.30%    37.61%    119.52%   129.91%

                                               CUMULATIVE TOTAL RETURN
                                       ---------------------------------------
                                                                       FROM
                                       ONE YEAR            TEN YEARS INCEPTION
                                        ENDED   FIVE YEARS   ENDED    THROUGH
                                       MAY 31,  ENDED MAY   MAY 31,   MAY 31,
                                         1998    31, 1998    1998       1998
                                       -------- ---------- --------- ---------
      Virginia Municipal Bond Fund
        Class A Shares ...............  4.69%     30.68%    109.84%   135.50%
        Class B Shares................  4.53%     31.36%    109.72%   135.31%
        Class C Shares................  8.81%     32.64%    107.40%   129.86%
        Class R Shares................  9.54%     36.74%    119.73%   146.54%


  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 42.6% maximum combined marginal federal and state tax rate for 1998, the annual taxable equivalent total return for the Maryland Municipal Bond Fund's shares for the five-year period ended May 31, 1998 with respect to the Class R Shares was 9.78%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .20%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on April 30, 1998 of Class A shares from the Nuveen Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share.......................................... $9.46
      Per Share Sales Charge--4.20% of public offering price (4.38% of
       net asset value per share)........................................   .41
                                                                          -----
      Per Share Offering Price to the Public............................. $9.87

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

                                                                      AUTHORIZED DEALER
                         SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
AMOUNT OF PURCHASE       PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
------------------       --------------------- -------------------- ---------------------
Less than $50,000.......         4.20%                 4.38%                3.70%
$50,000 but less than
 $100,000...............         4.00%                 4.18%                3.50%
$100,000 but less than
 $250,000...............         3.50%                 3.63%                3.00%
$250,000 but less than
 $500,000...............         2.50%                 2.56%                2.00%
$500,000 but less than
 $1,000,000.............         2.00%                 2.04%                1.50%
$1,000,000 and over.....           --(1)                 --                 1.00%

--------

(1) You can buy $1 million or more of Class A shares or net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Limited-Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARES PURCHASE ELIGIBILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

  . investors purchasing $1,000,000 or more ($2,500,000 for R Shares);

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's automatic withdrawal plan, up to 12% of the original investment amount. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial, Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998            MAY 31, 1997*           JANUARY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN    COMMISSIONS    NUVEEN
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Maryland Fund...........   157,160      24,681        191           25         160           26
                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998             MAY 31, 1997             MAY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS   FLAGSHIP   COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Arizona Fund............   265,752      38,422        145           20         194           26
Colorado Fund...........   119,938      18,574         78           10          98           13
Florida Fund............   487,800      68,600        443           61         609           83
New Mexico Fund.........   145,070      19,938        113           15         132           18
Pennsylvania Fund.......   241,907      33,886        110           14         107           14
Virginia Fund...........   473,783      66,875        279           38         311           26

--------
*For the sixteen month period ended May 31, 1997.

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. Prior to February 1, 1997, the service fee for the Maryland Municipal Bond Fund was .25% for both Class A and Class C Shares and the distribution fee was .75% for Class C Shares. For such periods, the service fee for the other Funds was .20% and the distribution fee was .40% for the Class A Shares and .75% for the Class C Shares (.55% for the Florida Intermediate Fund). Thereafter, the service fee for the Class A and Class C Shares was .20% and the distribution fee for the Class C Shares was .55%.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1998
                                                          ----------------------
Arizona Municipal Bond Fund
  Class A................................................       $ 169,618
  Class B................................................       $   5,457
  Class C................................................       $  30,045
Colorado Municipal Bond Fund
  Class A................................................       $  68,378
  Class B................................................       $   9,698
  Class C................................................       $   2,678
Florida Municipal Bond Fund
  Class A................................................       $ 589,283
  Class B................................................       $  25,088
  Class C................................................       $  49,426
Maryland Municipal Bond Fund
  Class A................................................       $  31,906
  Class B................................................       $  11,344
  Class C................................................       $  16,799
New Mexico Municipal Bond Fund
  Class A................................................       $ 104,393
  Class B................................................       $   8,761
  Class C................................................       $   4,586
Pennsylvania Municipal Bond Fund
  Class A................................................       $ 121,297
  Class B................................................       $  10,643
  Class C................................................       $  54,660
Virginia Municipal Bond Fund
  Class A................................................       $ 256,577
  Class B................................................       $  16,407
  Class C................................................       $ 104,827

--------

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois, 60603 has been selected as auditors for all of the Funds. In addition to audit services, the auditors provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

  The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                    VAI-MS1-9.97

[Nuveen Logo]
Municipal
Bond Funds

May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


[Photo Appears Here]

Arizona

Colorado

New Mexico

Highlights

As of May 31, 1998
For Class A shares on net asset value




Credit Quality             Performance Highlights

Nuveen Flagship Arizona Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   77%
AA                  8%
A                   7%
BBB/NR              8%


 .  Outperformed Lehman Brothers Municipal Bond Index and
   Lipper peer group average for the one-year period
 .  One-year total return of 9.56%
 .  Taxable equivalent yield of 6.79%*

Nuveen Flagship Colorado Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   62%
AA                 16%
A                   6%
BBB/NR             16%


 .  Steady dividend for 16 consecutive months
 .  Outperformed Lehman Brothers Municipal Bond Index and
   Lipper peer group average for the one-year period
 . Ranked the sixth best-performing tax-free fund in the country for 1997 in Business Week**

Nuveen Flagship New Mexico Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/pre-refunded   60%
AA                 10%
A                  16%
BBB/NR             14%


 . Steady dividend for 16 consecutive months
 . Ranked in top 10% of funds in Lipper peer group
  for one-year period
 . One-year total return of 10.17%



 * For investors in the 34.3% combined federal and state income tax bracket.

** An article in the December 29, 1997, issue of Business Week ranked the Nuveen
   Flagship Colorado Municipal Bond Fund sixth out of 1,391 tax-free mutual funds based on total returns for the period from January 1, 1997-December 12, 1997. The total return data was provided by Morningstar, Inc., an independent investment information service, and reflects appreciation plus reinvestment of dividends and capital gains before taxes.


Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.



    Contents

 1  Dear Shareholder
 4  Arizona Commentary
    and Overview
 6  Colorado Commentary
    and Overview
 8  New Mexico Commentary
    and Overview
10  Report of Independent
    Public Accountants
11  Portfolio of Investments
23  Statement of Net Assets
24  Statement of Operations
25  Statement of Changes in Net Assets
26  Notes to Financial Statements
33  Financial Highlights
36  Building Better Portfolios
37  Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.


I'm pleased to share with you this performance report for the Nuveen Arizona, Colorado and New Mexico municipal bond funds. Over the past 12 months, each of the funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."



situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."


Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Arizona Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Arizona fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

After being a national leader in job growth for several years, Arizona seems to have hit a plateau. Arizona's economy has been adversely affected by downturns in several high-tech industries that export to Asia. The slowdown is seen by some economists as a return to more normal growth rates for the state.

Arizona's state government is fiscally sound and is expecting another budget surplus this year. In reaction, lawmakers enacted tax cuts for the sixth consecutive year. Additionally, the state's "rainy day fund" reserves will be increased by $75 million, to a total of more than $378 million.

In response to high population growth and low interest rates, municipal bond issuance in the state for the first four months of 1998 increased by 80 percent over the same period in 1997. Recently, though, issuance has slowed and high demand has driven the prices of municipal bonds higher. However, narrow spreads between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the markets.

Fund Performance

Once again, the fund generated sound performance, turning in a total return of 9.56% for the year, which is equivalent to a taxable return of 12.24% for investors in the 34.3% combined federal and state income tax bracket. The total return outpaces both the Lehman Brothers Municipal Bond Index return of 9.38% and the average return of 8.73% for the peer group of Arizona municipal bond funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. The Arizona Municipal Bond Fund also ranked eighth among the 39 Arizona municipal bond funds in its Lipper peer group. In addition, the fund provided a competitive yield of 4.46%, which is equivalent to a taxable yield of 6.79% for investors in the 34.3% combined federal and state income tax bracket.

The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 7.68 years, the fund was somewhat longer than the Lehman Index average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. Another important factor in the fund's performance was the purchase of a number of high-quality, well-known holdings that are easy to sell and command competitive prices in the marketplace.

Key Strategies

One strategy was to "barbell" the structure of the fund. At one end of the barbell are zero-coupon bonds, which are purchased at a deep discount and are highly volatile, but have significant price appreciation potential. At the other end are high-coupon bonds, which provide significant income for the portfolio and are less volatile. That strategy paid off in last year's market rally, allowing the fund to earn a competitive income rate from the high-coupon bonds while benefiting from the strong price appreciation of the zero-coupon bonds. Other strategies included increasing the fund's holdings in the health care sector, which has been out of favor and offered some good values. We also had some success with housing bonds early in the year before their prices increased. We moved to improve the portfolio's protection against bond calls, which can negatively impact long-term performance if interest rates remain low and higher-paying bonds are called away.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Mike and his team will continue to work on protecting the portfolio from the risk of bond calls. At the same time, they will seek out individual values among the state's general obligation issues, which offer the greatest supply and also some of the most attractive opportunities. Another major focus for the coming year will be a greater emphasis on supporting the fund's dividend during this low interest rate environment by seeking quality bonds that offer competitive coupon rates.

                  Nuveen Flagship Arizona Municipal Bond Fund
                  Performance Overview
                  As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/


[CHART APPEARS HERE]

0.046       6/97
0.046       7/97
0.046       8/97
0.046       9/97
0.046      10/97
0.046      11/97
0.046      12/97
0.0455      1/98
0.0455      2/98
0.0455      3/98
0.0455      4/98
0.0455      5/98

Top 5 Sectors
Tax Obligation (General)    28%
U.S. Guaranteed             23%
Health Care                 13%
Tax Obligation (Limited)    11%
Water and Sewer              8%
-------------------------------


1 The fund also paid shareholders taxable distributions in December of $0.0180 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 34.3%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Share Class                                                  A        B        C          R
-------------------------------------------------------------------------------------------
Inception Date                                           10/86     2/97     2/94       2/97
Net Asset Value                                         $11.40   $11.39   $11.39   $  11.40
Fund Net Assets ($000)                                                             $114,374
Average Weighted Maturity (Years)                                                     14.69
Average Weighted Duration (Years)                                                      7.68
-------------------------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
1-Year                                          9.56%     4.96%    8.67%    8.89%     9.79%
5-Year                                          6.67%     5.76%    6.02%    6.07%     6.73%
10-Year                                         8.53%     8.07%    8.06%    7.93%     8.56%
-------------------------------------------------------------------------------------------

Tax-Free Yields

Share Class                                    A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
Distribution Rate                               4.79%     4.59%    4.06%    4.27%     5.00%
SEC 30-Day Yield                                4.46%     4.27%    3.72%    3.92%     4.66%
Taxable Equivalent Yield/3/                       6.79%     6.50%    5.66%    5.97%     7.09%
-------------------------------------------------------------------------------------------

Index Comparison/4/

[CHART APPEARS HERE]

          Nuveen Flagship      Nuveen Flagship    Lehman Brothers
         Arizona Municipal    Arizona Municipal      Municipal
          Bond Fund (NAV)     Bond Fund (Offer)     Bond Index
5/88         10,000                9,580              10,000
5/89         11,404               10,925              11,149
5/90         12,033               11,528              11,965
5/91         13,141               12,589              13,171
5/92         14,487               13,879              14,466
5/93         16,422               15,732              16,195
5/94         16,737               16,034              16,595
5/95         18,417               17,644              18,107
5/96         19,193               18,387              18,934
5/97         20,699               19,830              20,505
5/98         22,682               21,729              22,430

Lehman Brothers Municipal Bond Index                 $22,430
Nuveen Flagship Arizona Municipal Bond Fund (NAV)    $22,682
Nuveen Flagship Arizona Municipal Bond Fund (Offer)  $21,729

Past performance is not predictive of future results.

Nuveen Flagship Colorado Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the Colorado fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review
Colorado has enjoyed significant economic and employment growth over the past several years. The magnitude and duration of that growth has strained the infrastructure, which in turn has resulted in increased bond financing. The volume of new bond issues for the state was up over 50 percent in the first half of 1998.

The state is also adjusting to the constraints of the Taxpayer's Bill of Rights (TABOR), which was enacted in 1992 and imposed new constitutional limitations on taxes, revenue and debt. In January 1998, the governor's office predicted $360 million of TABOR excess reserves for this fiscal year and $295 million for the 1999 fiscal year. The voters will now decide whether the excess revenues will be rebated to the taxpayers or spent on governmental services within the state.

State municipal bond supplies were strong last year, although narrow spreads between the yields on higher- and lower-quality bonds increased the challenge of identifying value in the markets. However, we took advantage of Nuveen's top research team to identify undervalued bonds in attractive areas such as housing issues and non-rated bonds.

Fund Performance
Once again the fund posted outstanding results and superior performance compared with its peers. For the year ended May 31, 1998, the total return on net asset value for the Colorado Municipal Bond Fund was 11.85%, outpacing the 9.38% return of the Lehman Brothers Municipal Bond Index by almost 250 basis points. The fund surpassed the average return of 9.47% for its Lipper peer group of Colorado municipal bond funds by almost the same margin and was ranked second among the 26 Colorado municipal bond funds followed by Lipper. The fund also generated a competitive taxable equivalent yield of 6.47% for investors in the combined 34.5% federal and state income tax bracket, and provided steady dividends throughout the year. This excellent performance record was recognized by Business Week magazine, which ranked the fund the sixth best-performing tax-free fund in the country for 1997.*

Key Strategies
The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 8.60 years, the fund was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. Pre-refunded bonds also played an important role in this outstanding performance. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities until they can be called from the portfolio. As a result these bonds increase in value, with lower-rated and non-rated bonds tending to increase more in value than higher-rated bonds. During the past year, a number of the lower-rated bonds in the portfolio were pre-refunded, including several non-rated bonds such as Denver Toll Road issues that Nuveen Research helped us uncover in our search for value. Throughout the year, we focused on finding these high-quality, non-rated bonds and other undervalued areas such as housing issues that provided competitive yields and the potential for strong price appreciation.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

Outlook for the Future
On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Given the uncertainty about the continued strength of the bond market in the coming year, Mike and his team plan to shorten the portfolio's duration to decrease volatility going forward. Until the yield spreads between lower- and higher-quality bonds widen, they will continue to seek out value from smaller, non-rated bond issues and other areas of the municipal bond market that offer strong yields, such as housing and lease-backed issues.

Nuveen Flagship Colorado Municipal Bond Fund

Performance Overview

As of May 31, 1998



--------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------



             [BAR GRAPH APPEARS HERE]

0.0435     6/97
0.0435     7/97
0.0435     8/97
0.0435     9/97
0.0435    10/97
0.0435    11/97
0.0435    12/97
0.0435     1/98
0.0435     2/98
0.0435     3/98
0.0435     4/98
0.0435     5/98

--------------------------------------------------
Top 5 Sectors
--------------------------------------------------
U.S. Guaranteed                                39%
--------------------------------------------------
Housing (Multifamily)                          19%
--------------------------------------------------
Transportation                                 10%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------
Education and Civic Organizations               8%
--------------------------------------------------

------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------
Share Class                                   A         B         C          R
------------------------------------------------------------------------------
Inception Date                             5/87      2/97      2/97       2/97
------------------------------------------------------------------------------
Net Asset Value                          $10.81    $10.82    $10.80    $ 10.81
------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $40,572
------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        20.18
------------------------------------------------------------------------------
Average Weighted Duration (Years)                                         8.60
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annualized Total Return/2/
------------------------------------------------------------------------------
Share Class                   A(NAV)    A(Offer)         B         C         R
------------------------------------------------------------------------------
1-Year                        11.85%       7.21%    11.03%    11.17%    11.98%
------------------------------------------------------------------------------
5-Year                         7.29%       6.38%     6.67%     6.85%     7.35%
------------------------------------------------------------------------------
10-Year                        8.56%       8.10%     8.08%     8.15%     8.59%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Tax-Free Yields
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C          R
------------------------------------------------------------------------------
Distribution Rate              4.83%      4.63%     4.10%     4.28%      5.05%
------------------------------------------------------------------------------
SEC 30-Day Yield               4.24%      4.06%     3.49%     3.69%      4.44%
------------------------------------------------------------------------------
Taxable Equivalent Yield/3/    6.47%      6.20%     5.33%     5.63%      6.78%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Index Comparison/4/
------------------------------------------------------------------------------



                        [LINE CHART APPEARS HERE]

        Nuveen Flagship       Nuveen Flagship      Lehman Brothers
      Colorado Municipal    Colorado Municipal        Municipal
       Bond Fund (NAV)       Bond Fund (Offer)        Bond Index
5/88       10,000                 9,580                10,000
5/89       11,282                10,808                11,149
5/90       11,913                11,412                11,965
5/91       12,954                12,410                13,171
5/92       14,222                13,625                14,466
5/93       15,985                15,314                16,195
5/94       16,310                15,625                16,595
5/95       17,865                17,115                18,107
5/96       18,603                17,822                18,934
5/97       20,322                19,468                20,505
5/98       22,730                21,775                22,430

-- Lehman Brothers Municipal Index                          $22,430
-- Nuveen Flagship Colorado Municipal Bond Fund (NAV)       $22,730
-- Nuveen Flagship Colorado Municipal Bond Fund (Offer)     $21,775

Past performance is not predictive of future results.

1 The fund also paid shareholders taxable distributions in December of $0.0025 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship New Mexico Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Jan Terbrueggen discusses fund performance, the municipal market, and key investment strategies for the New Mexico fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

New Mexico's economy appears to be stabilizing after going through a growth spurt in the early 1990s. Growth in the Albuquerque metro area, the focal point of the state's economy, has slowed due to some recent corporate downsizing, but the area's economy remains diverse and healthy. Economic development in the rest of the state should be enhanced by more than $1.5 billion in federal highway funds to be received over the next six years, as well as the state's plan to issue $1.2 billion in state highway revenue bonds to finance several long-overdue highway projects.

The state government is in solid financial shape, with growing revenues and reserve fund balances. Municipal bond issuance in the state dropped 39% for the first four months of the year compared with the same period in 1997. However, the state highway revenue bonds as well as $79 million of state general obligation bonds are on the horizon.

Fund Performance

The New Mexico Municipal Bond Fund performed exceptionally well during the year, generating a total return on net asset value of 10.17%, which is equivalent to a taxable return of 13.13% for investors in the 36.9% combined federal and state income tax bracket. The total return outpaced the return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and surpassed the average return of 8.46% for its peer group of funds followed by Lipper Analytical Service, a nationally recognized performance measurement service. The fund also ranked among the top 10 percent of small-state municipal bond funds in the "other states" Lipper peer group. In addition to strong total returns, the fund provided a competitive yield of 4.56%, which is equivalent to a taxable yield of 7.23% for investors in the 36.9% combined federal and state income tax bracket.

The fund's strong performance was due in part to its long portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 8.04 years, the fund was somewhat longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

Key Strategies

One strategy was to "barbell" the structure of the fund. At one end of the barbell are zero-coupon bonds, which are purchased at a deep discount and are highly volatile, but have significant price appreciation potential. At the other end are high-coupon bonds, which provide significant income for the portfolio and are less volatile. That strategy paid off in last year's market rally, allowing the fund to earn a competitive income rate from the high-coupon bonds while benefiting from the strong price appreciation of the zero-coupon bonds. Other strategies included increasing the fund's holdings in non-callable bonds, specifically a University of New Mexico issue and bonds issued by the Santa Fe Correctional Facility. These non-callable bonds help protect the fund's dividend by ensuring a dependable income stream because we know that these bonds will not be called away from the portfolio until their maturity dates.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were weighted toward limited tax obligation bonds, which are the most heavily issued bonds in the state and accounted for 28% of the portfolio. Other key sectors in the fund included education and civic organization bonds at 17%, single-family housing debt at 16% and utility bonds at 13%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Mike Davern assumed management responsibilities for this fund. Mike is a seven-year veteran of Nuveen with 16 years of experience as an investment professional. He has managed a range of other state municipal bond funds. Issuance should remain strong in the coming year, which will help Mike and his team maintain and execute their strategies for the fund. Their efforts in the coming year will include further protecting the portfolio from the risk of bond calls. At the same time, they will seek out individual values among the state's general obligation issues, which offer the greatest supply and also some of the most attractive opportunities.

                Nuveen Flagship New Mexico Municipal Bond Fund
                             Performance Overview
                              As of May 31, 1998


--------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)
--------------------------------------------------



             [BAR GRAPH APPEARS HERE]

0.042     6/97
0.042     7/97
0.042     8/97
0.042     9/97
0.042    10/97
0.042    11/97
0.042    12/97
0.042     1/98
0.042     2/98
0.042     3/98
0.042     4/98
0.042     5/98

--------------------------------------------------
Top 5 Sectors
--------------------------------------------------
Tax Obligation (Limited)                       28%
--------------------------------------------------
Education and Civic Organizations              17%
--------------------------------------------------
Housing (Single-family)                        16%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Long-Term Care                                  6%
--------------------------------------------------


------------------------------------------------------------------------------
Portfolio Statistics
------------------------------------------------------------------------------
Share Class                                   A         B         C          R
------------------------------------------------------------------------------
Inception Date                             9/92      2/97      2/97       2/97
------------------------------------------------------------------------------
Net Asset Value                          $10.67    $10.67    $10.67    $ 10.70
------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $58,320
------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                        20.76
------------------------------------------------------------------------------
Average Weighted Duration (Years)                                         8.04
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Annualized Total Return/1/
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C         R
------------------------------------------------------------------------------
1-Year                        10.17%      5.49%     9.46%     9.60%     10.59%
------------------------------------------------------------------------------
5-Year                         6.63%      5.72%     5.99%     6.21%      6.74%
------------------------------------------------------------------------------
Since inception                7.28%      6.47%     6.64%     6.86%      7.38%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Tax-Free Yields
------------------------------------------------------------------------------
Share Class                   A(NAV)   A(Offer)         B         C          R
------------------------------------------------------------------------------
Distribution Rate              4.72%      4.52%     3.99%     4.22%      4.93%
------------------------------------------------------------------------------
SEC 30-Day Yield               4.56%      4.37%     3.81%     4.01%      4.76%
------------------------------------------------------------------------------
Taxable Equivalent Yield/2/    7.23%      6.93%     6.04%     6.35%      7.54%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Index Comparison/3/
------------------------------------------------------------------------------



                          [LINE CHART APPEARS HERE]

          Nuveen Flagship         Nuveen Flagship      Lehman Brothers
       New Mexico Municipal    New Mexico Municipal       Municipal
         Bond Fund (NAV)        Bond Fund (Offer)         Bond Index
9/92         10,000                   9,580                 10,000
5/93         10,878                  10,421                 10,726
5/94         11,085                  10,619                 10,991
5/95         12,111                  11,603                 11,992
5/96         12,496                  11,971                 12,540
5/97         13,609                  13,037                 13,580
5/98         14,991                  14,361                 14,855

-- Lehman Brothers Municipal Bond Index                    $14,855
-- Nuveen Flagship New Mexico Municipal Bond Fund (NAV) $14,991 -- Nuveen Flagship New Mexico Municipal Bond Fund (Offer) $14,361

Past performance is not predictive of future results.

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 36.9%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Arizona Municipal Bond Fund, Nuveen Flagship Colorado Municipal Bond Fund, and Nuveen Flagship New Mexico Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

Portfolio of Investments
Nuveen Flagship Arizona Municipal Bond Fund
May 31, 1998

  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 0.9%

$ 1,000,000    Mesa, Arizona, Industrial Development Authority, Industrial Revenue, TRW     No Opt. Call         N/R    $1,084,880
                 Vehicle Safety System Inc. Project, 7.250%, 10/15/04 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.2%

    250,000    Casa Grande, Arizona, Industrial Development Authority, Pollution            12/02 at 103          A1       275,673
                 Control Revenue Bonds (Frito-Lay Inc/PepsiCo), Series 1984, 6.650%,
                 12/01/14
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.1%

    570,000    Arizona Educational Loan Marketing Corporation, 1992 Educational Loan         3/02 at 101         Aa2       616,113
                 Revenue Bonds, Series B, 7.000%, 3/01/05 (Alternative Minimum Tax)

    100,000    Arizona Educational Loan Marketing Corporation, Educational Loan Revenue      9/02 at 101          Aa       107,436
                 Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

  1,500,000    Student Loan Acquisition Authority of Arizona (a nonprofit corporation        5/04 at 102          Aa     1,631,925
                 organized pursuant to the laws of the State of Arizona), Student Loan
                 Revenue Bonds, Series 1994, 6.600%, 5/01/10 (Alternative Minimum Tax)

    500,000    The Industrial Development Authority of the City of Glendale, Arizona,        5/06 at 102         AAA       538,435
                 Revenue Bonds, Midwestern University, Series 1996A, 6.000%, 5/15/16

    300,000    Arizona Board of Regents, University of Arizona, System Revenue Refunding     6/02 at 102          AA       325,218
                 Bonds, Series 1992, 6.250%, 6/01/11

    335,000    Yavapai County Community College, District of Yavapai County, Arizona,        7/03 at 101          A-       354,333
                 Revenue Bonds, Series 1993, 6.000%, 7/01/12
----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.2%

  1,250,000    Arizona Health Facilities Authority, Revenue Bonds (Arizona Voluntary        10/99 at 101         AAA     1,312,950
                 Hospital Federation, Pooled Loan Program), 1985 Series B, 7.250%,
                 10/01/13

  2,775,000    The Industrial Development Authority of the County of Maricopa (Arizona),    No Opt. Call         AAA     3,486,566
                 Samaritan Health Services, Hospital System Revenue Refunding Bonds,
                 Series 1990A, 7.000%, 12/01/16

    375,000    The Industrial Development Authority of the County of Maricopa (Arizona),    12/00 at 102         AAA       410,426
                 Hospital Refunding Revenue Bonds (John C. Lincoln Hospital and Health
                 Center), Series 1990, 7.500%, 12/01/13

    600,000    The Industrial Development Authority of the County of Maricopa (Arizona),     9/05 at 101         AAA       619,716
                 Baptist Hospital System Revenue Refunding Bonds, Series 1995, 5.500%,
                 9/01/16

               The Industrial Development Authority of the City of Phoenix, Arizona,
               Hospital Revenue Bonds (John C. Lincoln Hospital and Health Center),
               Series 1994:
    500,000      6.000%, 12/01/10                                                           12/03 at 102        BBB+       525,985
    500,000      6.000%, 12/01/14                                                           12/03 at 102        BBB+       526,105

               The Industrial Development Authority of the County of Pima, Arizona,
               Health Care System Revenue Bonds, Carondelet Health Care Corporation of
               Arizona Issue, Series 1993:
    500,000      5.250%, 7/01/12                                                            No Opt. Call         AAA       528,080
    640,000      5.250%, 7/01/13                                                            No Opt. Call         AAA       674,163

  1,500,000    Industrial Development Authority of the City of Scottsdale, Arizona          No Opt. Call         AAA     1,623,540
                 (Scottsdale Memorial Hospitals),
                 5.500%, 9/01/12

               Industrial Development Authority of the City of Scottsdale, Arizona,
               Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals),
               Series 1997A:
  2,000,000      6.000%, 9/01/12                                                             9/07 at 102         AAA     2,179,380
  3,000,000      6.125%, 9/01/17                                                             9/07 at 102         AAA     3,265,950

               Portfolio of Investments
               Nuveen Flagship Arizona Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily--1.8%

$   295,000    Phoenix Housing Finance Corporation (Arizona), Mortgage Revenue              7/02 at 101          AAA     $  309,228
                 Refunding Bonds, Series 1992A (FHA Insured Mortgage Loans--Section 8
                 Assisted Projects), 6.500%, 7/01/24

               Phoenix Industrial Development Authority (FHA Insured, Chris Ridge
                 Village Project):
    200,000      6.750%, 11/01/12                                                           11/02 at 101         AAA        212,388
    425,000      6.800%, 11/01/25                                                           11/02 at 101         AAA        448,039

    500,000    The Industrial Development Authority of the City of Phoenix, Arizona,         2/03 at 102         Aaa        512,520
                 Multifamily Housing Revenue Refunding Bonds, Series 1993 (GNMA
                 Collateralized--Meadow Glen Apartments Project), 5.800%, 8/20/28

    500,000    The Industrial Development Authority of the City of Tempe, Arizona,           6/03 at 102         AAA        522,150
                 Multi-Family Mortgage Refunding Bonds, Series 1993A (FHA Insured
                 Mortgage Loan--Quadrangles Village Apartments), 6.250%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family--1.7%

    485,000    The Industrial Development Authority of the City of Phoenix, Arizona,         6/05 at 102         AAA        504,221
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995, 6.150%,
                 12/01/08 (Alternative Minimum Tax)

    390,000    The Industrial Development Authority of the County of Pima (Arizona),         8/05 at 102           A        415,448
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.500%,
                 2/01/17

  1,000,000    The Industrial Development Authority of the County of Pima (Arizona),         5/07 at 102         AAA      1,062,600
                 Single Family Mortgage Revenue Bonds, Series 1997A, 6.250%, 11/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Long Term Care--1.6%

  1,670,000    The Industrial Development Authority of the County of Cochise, Arizona,       5/04 at 102         AAA      1,873,773
                 Tax Exempt Mortgage Revenue Refunding Bonds, Series 1994A (GNMA
                 Collateralized--Sierra Vista Care Center), 6.750%, 11/20/19
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General--27.7%

    800,000    City of Chandler, Arizona, General Obligation Refunding Bonds, Series         7/01 at 101         AAA        868,832
                 1991, 7.000%, 7/01/12

               Sierra Vista Unified School District No. 68 of Cochise County, Arizona,
                 General Obligation Refunding Bonds, Series 1992:
    250,000      7.500%, 7/01/09                                                            No Opt. Call         AAA        314,275
    300,000      7.500%, 7/01/10                                                            No Opt. Call         AAA        380,772

    250,000    Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,          11/03 at 102         BBB        251,518
                 11/15/18

    375,000    Maricopa Rural Road Improvement District of Pinal County, Arizona,            7/99 at 101         N/R        386,798
                 Refunding Bonds, Series 1994, 6.900%, 7/01/05

  1,000,000    Maricopa County School District No. 3, General Obligation Improvement         7/04 at 102         AAA      1,093,200
                 and Refunding Bonds, Series 1994, 6.000%, 7/01/13

    750,000    Peoria Unified School District No. 11 of Maricopa County, Arizona,            7/01 at 101         AAA        805,478
                 School Improvement and Refunding Bonds, Series 1992, 6.400%, 7/01/10

    675,000    Maricopa County, Arizona, School District No. 11, Peoria Unit Refunding,     No Opt. Call         AAA        467,978
                 Second Series, 0.000%, 7/01/06

  1,440,000    Crieghton Elementary School District No. 14 of Maricopa County, Arizona,     No Opt. Call         AAA        949,925
                 Capital Appreciation Refunding Bond, Series 1994, 0.000%, 7/01/07

               Kyrene Elementary School District No. 28 of Maricopa County, Arizona,
                 Refunding Bonds, Series 1993C:
  4,000,000      0.000%, 7/01/07                                                            No Opt. Call         AAA      2,638,680
  1,870,000      0.000%, 1/01/09                                                            No Opt. Call         AAA      1,141,055
  3,805,000      0.000%, 1/01/10                                                            No Opt. Call         AAA      2,190,995
  2,500,000      0.000%, 7/01/10                                                            No Opt. Call         AAA      1,405,675
  6,000,000      0.000%, 1/01/11                                                            No Opt. Call         AAA      3,253,980

     50,000    Kyrene Elementary School District No. 28 of Maricopa County, Arizona,         7/02 at 100         AAA         53,058
                 School Improvement Bonds, Project of 1990, Series E (1993), 6.000%,
                 7/01/12

               Maricopa County, Arizona, Glendale School District No. 40, Improvement
                 Bonds:

    500,000      6.200%, 7/01/09                                                             7/05 at 101         AAA        559,245
  2,500,000      6.250%, 7/01/10                                                             7/05 at 101         AAA      2,795,675
  1,750,000      6.300%, 7/01/11                                                             7/05 at 101         AAA      1,946,438


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 2,000,000    Gilbert Unified School District No. 41 of Maricopa County, Arizona,          No Opt. Call         AAA     $1,418,360
                Refunding Bonds, Series 1994, 0.000%, 1/01/06

    500,000    Maricopa County, Arizona, Gilbert Unit School District No. 41,                7/08 at 100         AAA        555,305
                6.250%, 7/01/15

    515,000    Maricopa County, Arizona, Alhambra Elementary School District No. 68,         7/04 at 102         AAA        583,948
                Refunding, Series A, 6.750%, 7/01/14

    500,000    Maricopa County, Arizona, Unified School District No. 80 (Chandler),         No Opt. Call         AAA        580,425
                6.250%, 7/01/11

  1,275,000    Maricopa County, Arizona, School District No. 98, Fountain Hills Unit,       No Opt. Call         AAA        883,958
                Refunding, 0.000%, 7/01/06

    635,000    Navajo County, Arizona, Unit School District No. 32, Blue Ridge,              7/06 at 101         AAA        686,327
                Formerly Navajo County, Arizona, Unit School Projects of 1994,
                School Improvement, 5.800%, 7/01/14

  1,000,000    Pima County, Arizona, Tucson Unit School District No. 1,                     No Opt. Call         AAA      1,272,470
                Refunding, 7.500%, 7/01/10

    300,000    Tucson Unified School District No.1 of Pima County, Arizona, School           7/02 at 102         AAA        327,744
                Improvement Bonds, Project of 1989, Series D (1992), 6.100%, 7/01/12

    500,000    Pima County, Arizona, Tanque Verde Unit School District No. 13,               7/04 at 102         AAA        570,220
                Refunding and Improvement, 6.700%, 7/01/10

    315,000    Scottsdale Mountain Community Facilities District, Arizona, Series A,         7/03 at 102           A        338,893
                6.200%, 7/01/17

    225,000    City of Tempe, General Obligation Bonds, Series 1992B, 6.000%, 7/01/08        7/02 at 101         AA+        242,795

    600,000    Tempe Union High School District No. 213 of Maricopa County, Arizona,         7/04 at 101         AAA        654,696
                School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12

  1,130,000    Tucson, Arizona, Refunding, 5.000%, 7/01/19                                   7/07 at 100          AA      1,127,028

    675,000    Yuma Union High School District No. 70 of Yuma County, Arizona, School        7/02 at 101         AAA        721,629
                Improvement Bonds, Series 1994, 5.700%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 11.1%

    700,000    Apache County (Arizona), Public Finance Corporation, Certificates of          5/00 at 102           A        722,953
                Participation, Series 1994, Arizona Department of Corrections,
                5.500%, 5/01/10

    250,000    State of Arizona, Refunding Certificates of Participation, Series             9/02 at 102         AAA        271,600
                1992B, 6.250%, 9/01/10

    225,000    Arizona Municipal Financing Program, Certificates of Participation,          No Opt. Call         AAA        310,012
                Series 11, 8.000%, 8/01/17

    965,000    City of Bullhead City, Bullhead Parkway Improvement District,                 1/03 at 103         Baa      1,032,936
                Improvement Bonds, 6.100%, 1/01/13

    350,000    City of Bullhead City, Arizona, Municipal Property Corporation,               7/08 at 101         Aaa        346,168
                Excise Tax Revenue Bonds (Wastewater Treatment Plant Improvements),
                Series 1998, 5.000%, 7/01/17

    550,000    City of Douglas (Arizona), Municipal Property Corporation, Municipal          7/05 at 101         AAA        585,041
                Facilities Excise Tax Revenue Bonds, Series 1995, 5.750%, 7/01/15

    280,000    Eloy Municipal Property Corporation, Municipal Facilities Revenue Bonds,      7/02 at 101         BBB        304,156
                Series 1992, 7.000%, 7/01/11

    385,000    City of Flagstaff, Arizona, Junior Lien, Street and Highway User             No Opt. Call         AAA        433,857
                Revenue Bonds, Series 1992, 5.900%, 7/01/10

    300,000    Hospital District No. 1, Maricopa County, Arizona, Hospital Facilities        6/04 at 101         AAA        328,827
                Refunding Bonds, Series B (1992), 6.250%, 6/01/10

  1,000,000    Hospital District No. 1, Maricopa County, Arizona, General Obligation         6/06 at 101           A      1,087,450
                Bonds, Series 1996, 6.500%, 6/01/17

               City of Peoria, Arizona, Improvement District No. 8801 (North Valley
                Power Center), Improvement Bonds:
    425,000     7.300%, 1/01/12                                                              1/03 at 101         BBB        466,174
    460,000     7.300%, 1/01/13                                                              1/03 at 101         BBB        504,367

    300,000    City of Phoenix, Arizona, Junior Lien, Street and Highway User Revenue        7/02 at 102          A+        326,394
                Refunding Bonds, Series 1992, 6.250%, 7/01/11

               Pinal County, Arizona, Certificates of Participation, Series 1994:
    300,000     6.375%, 6/01/06                                                              6/02 at 100          AA        323,259
    200,000     6.500%, 6/01/09                                                              6/02 at 100          AA        215,956

  2,050,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A      2,148,503
                Bonds, Series Y of 1996, 5.500%, 7/01/36

               Portfolio of Investments
               Nuveen Flagship Arizona Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 2,100,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2           A    $ 2,097,102
                 Government Facilities, Series B, 5.250%, 7/01/21

    850,000    City of Tucson, Arizona, Certificates of Participation, Series                7/04 at 100          AA        934,023
                 1994, 6.375%, 7/01/09

    250,000    Business Development Finance Corporation, Tucson (Arizona), Local             7/02 at 102         AAA        271,308
                 Development Lease Revenue Refunding Bonds, Series 1992, 6.250%,
                 7/01/12

-----------------------------------------------------------------------------------------------------------------------------------
               Transportation--1.5%

    500,000    Phoenix Airport System, Alternative Minimum Tax, 6.400%, 7/01/12              7/04 at 102         AAA        550,665
                 (Alternative Minimum Tax)

    500,000    Tucson, Arizona, Airport Authority Inc., Series B, 7.125%, 6/01/15            6/00 at 102         AAA        535,245
                 (Alternative Minimum Tax)

    575,000    Tucson, Arizona, Airport Authority, Inc., Airport Revenue                     6/03 at 102         AAA        615,624
                 Refunding Bonds, Series 1993, 5.700%, 6/01/13

-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed--23.2%

    300,000    Arizona Health Facilities Authority, Hospital System Revenue                  9/03 at 100         AAA        328,011
                 Refunding Bonds (Phoenix Baptist Hospital and Medical Center,
                 Inc. and Medical Environments, Inc.), Series 1992, 6.250%, 9/01/11

    200,000    Arizona Municipal Financing Program, Certificates of                         No Opt. Call         AAA        250,948
                 Participation, Series 20, 7.700%, 8/01/10

    500,000    State of Arizona, Arizona Transportation Board, Highway Revenue               7/00 at 101         AAA        535,340
                 Bonds, Series 1990, 7.000%, 7/01/09 (Pre-refunded to 7/01/00)

    300,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101         Aaa        335,034
                 Bonds, Series 1989, 7.000%, 7/01/15 (Pre-refunded to 7/01/02)

               Sedona-Oak Creek Joint Unified School District No. 9 of Coconino
               and Yavapai Counties, Arizona, School Improvement Bonds, Project
               of 1992, Series A:
    250,000      6.700%, 7/01/06 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        271,518
    250,000      6.750%, 7/01/07 (Pre-refunded to 7/01/01)                                   7/01 at 101       A-***        271,878

    365,000    Maricopa County, Arizona, Hospital Revenue Bonds, Series 1980                No Opt. Call         AAA        455,830
                 (St. Luke's Hospital Medical Center), 8.750%, 2/01/10

    375,000    The Industrial Development Authority of the County of Maricopa               12/00 at 102         AAA        413,243
                 (Arizona), Hospital Refunding Revenue Bonds (John C. Lincoln
                 Hospital and Health Center), Series 1990, 7.500%, 12/01/13
                 (Pre-refunded to 12/01/00)

 17,300,000    The Industrial Development Authority of the County of Maricopa               No Opt. Call         AAA      7,037,467
                 (Arizona), Single Family Mortgage Revenue Bonds, Series 1984,
                 0.000%, 2/01/16

  1,250,000    The Industrial Development Authority of the County of Maricopa,               7/99 at 102         AAA      1,319,013
                 Arizona, Mercy Health System Insured Revenue Bonds, 1985 Series B,
                 7.150%, 7/01/12 (Pre-refunded to 7/03/99)

    265,000    Kyrene Elementary School District No. 28 of Maricopa County,                  7/02 at 100         AAA        284,024
                 Arizona, School Improvement Bonds, Project of 1990, Series E, 6.000%,
                 7/01/12 (Pre-refunded to 7/01/02)

               Maricopa County, Arizona, School District No. 214, Tolleson Unit
               High, Series B:
    575,000      6.500%, 7/01/09                                                             7/00 at 100         AAA        610,650
    300,000      6.500%, 7/01/10                                                             7/00 at 100         AAA        318,600

  1,250,000    Arizona Board of Regents, Northern Arizona University, System                 6/99 at 100         Aaa      1,296,188
                 Revenue Bonds, Series 1989, 7.500%, 6/01/08 (Pre-refunded to 6/01/99)

    700,000    Peoria Municipal Development Authority, Inc., Municipal Facilities            7/99 at 102         AAA        737,660
                 Revenue Bonds, Arizona, Series 1991, 7.000%, 7/01/10 (Pre-refunded to 7/01/99)

    400,000    City of Phoenix (Arizona), Civic Improvement Corporation,                     7/03 at 102         AAA        442,868
                 Wastewater System Lease Revenue Bonds, Series 1993, 6.125%,
                 7/01/23 (Pre-refunded to 7/01/03)

    500,000    City of Phoenix, Arizona, Senior Lien, Street and Highway User                7/02 at 102          AA        548,400
                 Revenue Bonds, Series 1992, 6.250%, 7/01/11

    650,000    Tucson Unified School District No. 1 of Pima County, Arizona,                 7/00 at 101        A***        698,120
                 School Improvement Bonds, Project of 1989, Series B (1990),
                 7.200%, 7/01/09 (Pre-refunded to 7/01/00)

    460,000    Pima County, Arizona, Sewer Revenue Refunding, 6.750%, 7/01/15                7/01 at 101         AAA        500,673
                 (Pre-refunded to 7/01/01)

  1,500,000    Price-Elliot Research Park, Inc., Arizona State University,                   7/01 at 102         AAA      1,655,775
                 Research Park Development Refunding Bonds, Series 1991,
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  1,925,000   Tatum Ranch, Arizona, Community Facilities District, Series A,               7/02 at 102     A***       $  2,155,577
                District General Obligation Bonds, Series 1991A , 6.875%, 7/01/16
                (Pre-refunded to 7/01/02)

  11,570,000   Tucson and Pima County Industrial Development Authorities, Single            No Opt. Call    AAA           5,083,742
                Family Mortgage, 0.000%, 12/01/14

     500,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,            7/04 at 101     AAA             559,140
                6.250%, 7/01/18 (Pre-refunded to 7/01/04)

     390,000   City of Tucson, Arizona, Water System Revenue Bonds, Series                  7/06 at 101     AAA             438,352
                1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 5.0%

     500,000   Central Arizona Water Conservation District (Central Arizona                 No Opt. Call     AA-            544,430
                Project), Contract Revenue Refunding Bonds, Series A 1993,
                5.500%, 11/01/10

       5,000   Central Arizona Water Conservation District (Central Arizona                 5/01 at 102     AA-               5,379
                Project), Contract Revenue Bonds, Series B 1991,
                6.500%, 11/01/11

   2,000,000   Coconino County, Arizona, Pollution Control Corporation, Pollution           10/06 at 102    BBB-          2,164,300
                Control Revenue Bonds (Nevada Power Company Project), Series 1996,
                6.375%, 10/01/36 (Alternative Minimum Tax)

   1,000,000   City of Mesa, Arizona, Utility Systems Revenue Bonds, Series 1998,            7/08 at 100    AAA             962,290
                4.750%, 7/01/17

     500,000   Mohave County, Arizona, Industrial Development Authority,                     2/00 at 101    AA-             523,235
                Industrial Development Revenue, Citizens Utilities Company Project,
                Series B, 7.150%, 2/01/26 (Alternative Minimum Tax)

     500,000   The Industrial Development Authority of the County of Mohave                 11/03 at 101    AA-             537,690
                (Arizona), Industrial Development Revenue Bonds, 1994 Series
                (Citizens Utilities Company Projects), 6.600%, 5/01/29
                (Alternative Minimum Tax)

     225,000   The Industrial Development Authority of the County of Pima                    1/02 at 103    AAA             251,186
                (Arizona), Industrial Development, Lease Obligation Refunding Revenue
                Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10

     200,000   Puerto Rico Electric Power Authority, Power Revenue, Formerly             7/07 at 101 1/2    AAA             205,458
                Puerto Rico Commonwealth Water Resource Authority Power, Series Aa,
                5.375%, 7/01/27

     500,000   Salt River Project Agricultural Improvement and Power District,              No Opt. Call    AA              554,745
                5.750%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.8%

     175,000   Wastewater Management Authority of Arizona, Wastewater Treatment,             7/02 at 102    AAA             187,945
                Financial Assistance Revenue Bonds, Series 1992A, 5.950%, 7/01/12

     250,000   Wastewater Management Authority of Arizona, Wastewater Treatment,             7/05 at 102    AAA             267,124
                Financial Assistance Revenue Bonds, Series 1995, 5.750%, 7/01/15

   1,750,000   City of Chandler, Arizona, Water and Sewer Revenue Refunding                  7/01 at 101    AAA           1,899,677
                Bonds, Series 1991, 6.750%, 7/01/06

               City of Cottonwood, Arizona, Sewer Revenue Refunding Bonds, Series 1992:
     500,000    6.900%, 7/01/03                                                              7/02 at 101    BBB-            544,399
     100,000    7.000%, 7/01/06                                                              7/02 at 101    BBB-            109,325
     100,000    7.000%, 7/01/07                                                              7/02 at 101    BBB-            108,858

               The Industrial Development Authority of the County of Maricopa, Water
               System Improvement Revenue Bonds (Chaparral City Water Company Project),
               Series 1997A:
   1,000,000    5.200%, 12/01/11 (Alternative Minimum Tax)                                  12/07 at 102    AAA           1,021,989
     610,000    5.400%, 12/01/22 (Alternative Minimum Tax)                                  12/07 at 102    AAA             616,252

   1,000,000   Phoenix, Arizona, Civic Improvement Corporation, Water System                 7/06 at 100    AA-           1,040,819
                Revenue, Junior Lien, 5.600%, 7/01/18

     540,000   Pima County, Arizona, Sewer Revenue Refunding, 6.750%, 7/01/15                7/01 at 101    AAA             582,594

     800,000   Sedona, Arizona, Sewer Revenue Refunding, 7.000%, 7/01/12                     7/04 at 101    BBB             883,655

            Portfolio of Investments
            Nuveen Flagship Arizona Municipal Bond Fund (continued)
            May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,100,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,                7/07 at 100         AAA   $  1,091,452
                 Series 1997, 5.000%, 7/01/19

     500,000   Tucson Water System, 6.700%, 7/01/12                                          7/01 at 102          A+        543,109
-----------------------------------------------------------------------------------------------------------------------------------
$132,090,000   Total Investments - (cost $102,515,950) - 98.8%                                                          113,020,198
============-----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 0.4%

$    500,000   Maricopa County, Pollution Control and Recovery (Arizona Public                                   A-1        500,000
                 Service), Variable Rate Demand Bonds, 4.000%, 5/01/29
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.8%                                                                         853,485
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $114,373,683
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

                  Portfolio of Investments
                  Nuveen Flagship Colorado Municipal Bond Fund
                  May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.6%

$ 1,000,000    City of Fort Collins, Colorado, Pollution Control Refunding Revenue           9/06 at 101          A+     $1,070,990
                Bonds (Anheuser-Busch Project), Series 1996, 6.000%, 9/01/31
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 7.9%

    400,000    Colorado Student Obligation Bond Authority, Student Loan Revenue              9/00 at 100           A        416,504
                Bonds, 1991 Series A3, 7.250%, 9/01/05 (Alternative Minimum Tax)

    245,000    Colorado Student Obligation Bond Authority, Student Loan Revenue              9/02 at 102           A        263,336
                Bonds, 1992 Series C, 7.150%, 9/01/06 (Alternative Minimum Tax)

  1,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado,           12/06 at 101         N/R      1,632,210
                Special Revenue Refunding and Improvement Bonds, Series
                1996A, 6.750%, 12/15/15

    900,000    Board of Trustees of the University of Northern Colorado, Auxiliary           6/08 at 100         AAA        884,565
                Facilities System Revenue Refunding Bonds, Series 1998A,
                5.000%, 6/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 3.2%

    500,000    Colorado Health Facilities Authority, Revenue Bonds (Catholic Health         12/07 at 101          AA        496,890
                Initiatives), Series 1997A, 5.125%, 12/01/22

    500,000    City of Colorado Springs, Colorado, Hospital Revenue and Refunding           12/05 at 102         AAA        541,270
                Bonds, Series 1995, 6.000%, 12/15/24

    250,000    County of Pueblo, Colorado, Insured Hospital Refunding Revenue Bonds          9/01 at 101         AAA        274,295
                (Parkview Episcopal Medical Center, Inc. Project), Series 1991A,
                7.000%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 18.8%

    100,000    City of Aurora, Colorado, Multifamily Housing Revenue Bonds (GNMA             7/98 at 103         AAA        103,295
                Mortgage-Backed Security Program, Dayton Place Project), 1988
                Series A, 8.250%, 1/20/29

  1,500,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured         10/06 at 102          AA      1,586,475
                Mortgage Revenue Bonds, 1996 Series C3 (non-AMT), 6.250%, 10/01/38

    460,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured          4/05 at 102          AA        494,210
                Mortgage Revenue Bonds, 1995 Series A, 6.650%, 10/01/28
                (Alternative Minimum Tax)

  1,265,000    Colorado Housing and Finance Authority, Multi-Family Housing Insured         10/07 at 102          AA      1,285,974
                Mortgage Revenue Bonds, 1997 Series C2, 5.750%, 10/01/39
                (Alternative Minimum Tax)

  2,000,000    Denver City and County (FHA Insured), Boston Lofts Projects, Series          10/07 at 102         AAA      2,053,200
                1997A, 5.850%, 10/01/38
                (Alternative Minimum Tax)

  1,000,000    City and County of Denver, Colorado, Multifamily Housing Revenue Bonds        5/07 at 102         AAA      1,017,030
                (FHA Insured Mortgage Loan-The Buerger Brothers and Denver Fire Clay
                Lofts Project), Series 1997A, 5.700%, 11/01/28
                (Alternative Minimum Tax)

  1,000,000    Lakewood, Colorado, Multi-Family Housing Revenue Mortgage, FHA Insured       10/05 at 102         AAA      1,076,210
                Mortgage Loan, 6.650%,10/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 3.9%

    105,000    Colorado Housing and Finance Authority, Single-Family Residential             9/01 at 100         Aa1        107,321
                Housing Revenue Bonds, 1987 Series A, 8.125%, 9/01/17

    250,000    Colorado Housing and Finance Authority, Single-Family Program, Senior         8/01 at 102         AA+        265,253
                Bonds, 1991 Issue C-2 (Federally Insured or Guaranteed Mortgage
                Loans), 7.375%, 8/01/23 (Alternative Minimum Tax)

    850,000    Colorado Housing and Finance Authority, Single-Family Housing Revenue        No Opt. Call         Aa1        505,980
                Refunding Bonds, 1991 Series A, 0.000%, 11/01/06


                    Portfolio of Investments
                    Nuveen Flagship Colorado Municipal Bond Fund (continued)
                    May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)
 $  130,000    City of Commerce City, Colorado, Single Family Mortgage Revenue               3/02 at 101         Aa1   $    136,271
                Refunding Bonds, 1992 Series A, 6.875%, 3/01/12

    125,000    Pueblo County, Colorado, Single Family Mortgage Revenue, Series A,            6/02 at 102        AA-         133,844
                6.850%, 12/01/25

    415,000    Pueblo County, Colorado, Single Family Mortgage Revenue Refunding,           11/04 at 102         AAA        447,511
                BKD Series A, 7.050%, 11/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.7%

  1,000,000    Colorado Health Facilities Authority, First Mortgage Revenue Bonds            1/07 at 101         N/R      1,075,620
                (Christian Living Campus - Johnson Center Nursing Facility Refunding
                Project), Series 1997A, 7.050%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.3%

    450,000    Cherry Creek Vista Park and Recreation District, Colorado, General           10/02 at 100         N/R        483,233
                Obligation Refunding and Improvement Bonds, Series 1992B,
                6.875%, 10/01/11

    500,000    El Paso School District No. RJ-1, El Paso and Elbert Counties,               12/05 at 100        AA-         561,240
                Colorado, General Obligation Bonds, Series 1995, 6.800%, 12/01/14

               School District No. 3, El Paso County, Colorado, General Obligation
               Bonds, Series 1995A:
  1,025,000     0.000%, 12/15/07                                                        12/05 at 92 1/16         AAA        662,212
  1,020,000     0.000%, 12/15/08                                                         12/05 at 86 3/4         AAA        625,648

    500,000    School District No. 38, County of El Paso, State of Colorado,                12/01 at 101         AAA        545,340
                General Obligation Bond, Collateralized Project, Fixed Rate
                Certificates of Participation (Colorado Association of School
                Boards, Lease Purchase Finance Program), Series 1992A, 6.900%,
                12/01/13

    250,000    Pitkin County, Colorado, Refunding and Improvement, 6.875%, 12/01/24         12/04 at 102           A        284,475

    190,000    Valley Metropolitan District, Colorado, Jefferson County,                    12/00 at 101         Baa        200,876
                Refunding, 7.000%, 12/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 3.2%

    175,000    Jefferson County, Colorado, Refunding Certificates of                        12/02 at 102         AAA        195,260
                Participation, 6.650%, 12/01/08

    300,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed,               7/07 at 101 1/2           A        299,586
                Government Facilities, Series B, 5.250%, 7/01/21

    750,000    Woodland Park, Colorado, Limited Sales Tax Revenue Refunding,                12/03 at 101          AA        815,123
                Series B, 6.400%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 9.6%

    750,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA        758,355
                Series 1997E, 5.250%, 11/15/17

    500,000    City and County of Denver, Colorado, Special Facilities Airport              10/02 at 102        Baa3        543,475
                Revenue Bonds (United Air Lines Project), Series 1992A, 6.875%,
                10/01/32 (Alternative Minimum Tax)

  1,000,000    Eagle County Air Terminal Corporation, Airport Terminal Project               5/06 at 101         N/R      1,093,730
                Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative Minimum Tax)

  1,375,000    Guam Airport Authority, General Revenue Bonds, 1993 Series B, 6.700%,        10/03 at 102         BBB      1,508,430
                10/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 39.2%

  4,300,000    Public Highway Authority, Capital Improvement Trust Fund, Highway        8/05 at 95 29/32         Aaa      2,996,369
                Revenue Bonds (E-470 Project), Senior Bonds, 0.000%, 8/31/06
                (Pre-refunded to 8/31/05)

  6,500,000    Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds,             No Opt. Call         AAA      3,649,815
                Series 1984A, 0.000%, 9/01/10

    175,000    City of Aspen, Colorado, Public Facilities Authority, Certificates        9/98 at 100 1/2         AAA        177,315
                of Participation, 7.000%, 9/01/09 (Pre-refunded to 9/01/98)

    100,000    Pueblo School District No. 60 Project, Fixed Rate Certificates of            12/99 at 101         AAA        105,985
                Participation (Colorado Association of School Boards, Lease Purchase
                Finance Program), Series 1989A, 7.250%, 12/01/09 (Pre-refunded to
                12/01/99)

    300,000    Colorado Health Facilities Authority, Revenue Bonds (Rose Medical             8/01 at 102         AAA        331,791
                Center), Series 1991, 7.000%, 8/15/21 (Pre-refunded to 8/15/01)

    475,000    Colorado Housing Finance Authority, Single Family Revenue Bonds,             No Opt. Call         Aaa        211,323
                1985 Series A, 0.000%, 9/01/14

  7,500,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         AAA      1,868,700
                (Liberty Heights), 0.000%, 7/15/24

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   900,000    City of Colorado Springs, Colorado, Utilities System Revenue Bonds,          No Opt. Call         AAA    $ 1,058,022
                 Series 1978B, 6.600%, 11/15/18

    300,000    Colorado Water Resources and Power Development Authority, Water and          11/99 at 100      N/R***        317,034
                 Power Revenue Bonds, 1986 Series (Stagecoach Project) (General
                 Obligation Bonds), 8.000%, 11/01/17 (Pre-refunded to 11/01/99)

    250,000    City and County of Denver, Colorado, Industrial Development Revenue           3/01 at 102         AAA        277,090
                 Bonds (University of Denver Project), Series 1991, 7.500%, 3/01/16
                 (Pre-refunded to 3/01/01)

  3,000,000    El Paso County, Colorado, Single Family Mortgage Revenue Bonds, 1984         No Opt. Call         AAA      1,259,160
                 Series A, 0.000%, 9/01/15

    250,000    Fountain Valley Authority (Colorado), Water Treatment Refunding               6/01 at 100       AA***        269,498
                 Revenue Bonds, Series 1991, 6.800%, 12/01/19
                 (Pre-refunded to 6/01/01)

    250,000    County of Logan, Colorado, Health Care Facilities Revenue Bonds               1/99 at 102         AAA        260,523
                 (Western Health Network, Inc.), Series 1988A-7, 7.625%, 1/01/19
                 (Pre-refunded to 1/01/99)

    200,000    Mesa County, Colorado, Sales Tax Revenue Refunding Bonds, Series             12/98 at 100         AAA        204,046
                 1988, 7.750%, 12/01/13 (Pre-refunded to 12/01/98)

  4,000,000    Mesa County, Colorado, Residual Revenue Refunding, 0.000%, 12/01/11          No Opt. Call         Aaa      2,089,880

    300,000    Parker, Colorado, Sales and Use Tax Revenue Improvement, Series B,           11/00 at 100      N/R***        325,493
                 7.600%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    Regional Transportation District (Colorado), Sales Tax Revenue Bonds,        11/00 at 101         AAA        108,190
                 Series 1990, 7.100%, 11/01/10 (Pre-refunded to 11/01/00)

    100,000    University of Colorado, Certificates of Participation, Series D,             12/98 at 102       A2***        103,797
                 Colorado Association of School Boards, Lease Purchase Finance Program,
                 7.400%, 12/01/05 (Pre-refunded to 12/01/98)

    250,000    The Regents of the University of Colorado, Auxiliary Facilities               6/00 at 101       A1***        267,039
                 System Revenue Bonds (Boulder Campus Projects), Series 1990, 7.050%,
                 6/01/15 (Pre-refunded to 6/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 0.3%

    120,000    Colorado Water Resources and Power Development Authority, Small Water        11/02 at 100         AAA        131,227
                 Resources Revenue Bonds, 1992 Series A, 6.700%, 11/01/12
-----------------------------------------------------------------------------------------------------------------------------------
$53,650,000    Total Investments - (cost $36,480,092) - 99.7%                                                            40,457,534
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                                         114,278
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $40,571,812
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship New Mexico Municipal Bond Fund
                    May 31, 1998




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.9%

$ 1,000,000    Lordsburg, New Mexico, Pollution Control Revenue Refunding, Phelps            4/03 at 102           A   $  1,095,270
                Dodge Corporation Project, 6.500%, 4/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 16.7%

  1,600,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,           4/02 at 102         AAA      1,743,232
                Series A, 6.850%, 4/01/05 (Alternative Minimum Tax)

    400,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,          12/02 at 101         Aaa        422,144
                Senior Series One-A, 6.550%, 12/01/05 (Alternative Minimum Tax)

    225,000    New Mexico Educational Assistance Foundation, Student Loan Revenue           12/02 at 101           A        240,500
                Bonds, Subordinate 1992 Series One-B, 6.850%, 12/01/05 (Alternative
                Minimum Tax)

    870,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,           6/04 at 102         Aaa        901,894
                Senior Series II-A, 5.500%, 12/01/07 (Alternative Minimum Tax)

    950,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,          No Opt. Call         Aaa      1,012,596
                Senior Series IV-A1, 6.500%, 3/01/04 (Alternative Minimum Tax)

    435,000    Puerto Rico Industrial, Medical, and Environmental Pollution Control         No Opt. Call        BBB-        459,952
                Facilities Authority, Formerly Puerto Rico Refunding Higher Education,
                Catholic University, Series A, 5.600%, 12/01/07

               City of Santa Fe, New Mexico, Educational Facilities, Improvement and
               Refunding Revenue Bonds (College of Santa Fe Project), Series 1997:
    500,000      6.000%, 10/01/13                                                           10/07 at 100        BBB-        535,250
    500,000      5.875%, 10/01/21                                                           10/07 at 100        BBB-        517,200

    500,000    City of Santa Fe, New Mexico, Educational Facilities, Improvement            10/07 at 100        BBB-        500,320
                Revenue Bonds (College of Santa Fe Project), Series 1998A, 5.500%,
                10/01/28

  3,000,000    University of New Mexico, University Revenue Refunding, Series A,            No Opt. Call          AA      3,398,460
                6.000%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 0.8%

    450,000    City of Albuquerque, New Mexico, Hospital System Revenue Bonds, 1992          8/02 at 102         AAA        493,547
                Series B (Presbyterian Healthcare Services), 6.375%, 8/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 4.5%

  1,000,000    Las Cruces, New Mexico, Housing Development Corporation, Multifamily          4/03 at 102           A      1,053,320
                Revenue Refunding Mortgage, Series A, 6.400%, 10/01/19

    500,000    New Mexico Mortgage Finance Authority, Multifamily Housing Revenue,           7/07 at 102         AAA        511,140
                Rio Volcan II Apartments Project, 5.650%, 7/01/18 (Alternative Minimum
                Tax)

  1,000,000    Villa Hermosa Affordable Housing Corporation (New Mexico),                    5/07 at 102         AAA      1,043,350
                Multifamily Revenue Bonds (Villa Hermosa Apartments Project), Series
                1997, 5.900%, 5/20/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.2%

  1,990,000    New Mexico Mortgage Finance Authority, Single Family Mortgage, Series         7/06 at 102         AAA      2,115,350
                D-1, 6.250%, 7/01/22

  1,435,000    New Mexico Mortgage Finance Authority, Single Family, Series G-2,             7/07 at 102         AAA      1,517,484
                6.200%, 7/01/28 (Alternative Minimum Tax)

  1,245,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/05 at 102         AAA      1,329,735
                Program, Series A, Class D, 6.650%, 7/01/26 (Alternative Minimum Tax)

    140,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        149,496
                Refunding, Senior Bonds Series A-1, 6.850%, 7/01/10

    740,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/02 at 102         Aa1        786,206
                Refunding, Senior Bonds 1992 Series A, 6.900%, 7/01/24


  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $1,500,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA    $1,532,070
                 Program Bonds, 1997 Series F-2, 5.700%, 7/01/29 (Alternative
                 Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 7/07 at 102         AAA     1,004,090
                 Program Bonds, 1997 Series G-2, 5.400%, 7/01/29 (Alternative
                 Minimum Tax)

  1,000,000    New Mexico Mortgage Finance Authority, Single Family Mortgage                 1/08 at 102         AAA     1,003,360
                 Program Bonds, 1998 Series A-2, 5.450%, 7/01/28 (Alternative
                 Minimum Tax)

----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 6.1%

  1,500,000    City of Albuquerque, New Mexico, Revenue Refunding Bonds (The                 6/03 at 102         AAA     1,619,010
                 Evangelical Lutheran Good Samaritan Society), Series 1993,
                 5.900%, 6/01/13

  1,000,000    City of Hobbs, New Mexico, Health Facilities Revenue Bonds (The               5/06 at 102         AAA     1,030,800
                 Evangelical Lutheran Good Samaritan Society Project), Series
                 1996, 5.500%, 5/01/26

    500,000    Las Cruces, New Mexico, Health Facilities Revenue Refunding,                 12/02 at 102         AAA       548,620
                 Evangelical Lutheran Project, 6.450%, 12/01/17

    350,000    Socorro, New Mexico, Health Facility Revenue Refunding, Evangelical           5/04 at 102         AAA       384,699
                Lutheran Good Samaritan, 6.000%, 5/01/08

----------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 4.5%

     25,000    Albuquerque Municipal School District No. 12, Bernalillo and Sandoval        No Opt. Call          AA        25,873
                 Counties, New Mexico, General Obligation Bonds, Series 1996,
                 5.000%, 8/01/02

     80,000    Bernalillo County, New Mexico, General Obligation Bonds, Series May 1,       10/04 at 100         Aa1        86,463
                 1994, 5.750%, 10/01/05

               Grants/Cibola County School District 1, Cibola County, New Mexico, General
               Obligation School Building Bonds, Series 1994:
    480,000      6.250%, 5/01/08                                                             5/04 at 100        Baa2       513,955
    510,000      6.250%, 5/01/09                                                             5/04 at 100        Baa2       543,380

  1,250,000    Government of Guam, General Obligation Bonds, Series 1993A, 5.375%,          11/03 at 102         BBB     1,264,900
                 11/15/13

    200,000    Torrance County, New Mexico, 5.500%, 7/01/04                                  7/00 at 100         N/R       204,276
----------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 28.0%

  4,250,000    City of Albuquerque, New Mexico, Gross Receipts/Lodgers, Tax Refunding       No Opt. Call         AAA     2,263,975
                 and Improvement Revenue Bonds, Series 1991B, 0.000%, 7/01/11

    335,000    Bernalillo County, New Mexico, Gross Receipts Tax, Refunding Revenue         No Opt. Call          AA       344,775
                 Bonds, Series 1998, 5.000%, 4/01/12

  1,050,000    Dona Ana County, New Mexico, Gross Receipts Tax, Refunding and                6/03 at 102          AA     1,153,331
                Improvement Revenue Bonds, Series 1993, 6.000%, 6/01/19

  1,000,000    Dona Ana County, New Mexico, Gross Receipts Tax, Refunding and               No Opt. Call         Aaa     1,065,040
                 Improvement Revenue Bonds, Subordinate Series 1998, 5.500%, 6/01/16

    250,000    Las Cruces, New Mexico, Gross Receipts Tax, Revenue Refunding, 6.250%,       12/02 at 101           A       272,268
                 12/01/05

  1,000,000    Las Cruces, New Mexico, Revenue, 5.450%, 12/01/08 (Alternative               No Opt. Call         AAA     1,066,320
                 Minimum Tax)

     35,000    New Mexico Finance Authority, Special Cigarette Tax, University of New       No Opt. Call         AAA        36,300
                 Mexico, 5.000%, 6/01/03

               Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
               Series Y of 1996:
  3,550,000      5.500%, 7/01/36                                                             7/16 at 100           A     3,720,578
    750,000      5.000%, 7/01/36                                                             7/16 at 100           A       737,423

    500,000    Puerto Rico Public Buildings Authority, Guaranteed, Government            7/07 at 101 1/2           A       499,310
                 Facilities, Series B, 5.250%, 7/01/21

    375,000    Sandoval County, New Mexico, Gross Receipts Tax, Revenue Refunding,           11/02 at 102       Baa1       409,279
                 6.900%, 11/01/12

    130,000    Sandoval County, New Mexico, Gross Receipts Tax, Revenue Refunding,          12/02 at 102        Baa1       141,014
                 Series A, 6.500%, 12/01/06

  4,000,000    Santa Fe County, New Mexico, Correctional System Revenue, 6.000%,            No Opt. Call        AAA      4,619,000
                 2/01/27

          Portfolio of Investments
          Nuveen Flagship New Mexico Municipal Bond Fund (continued)
          May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.9%

$ 1,000,000    City of Albuquerque, New Mexico, Airport Revenue Bonds, Series 1995A,         7/00 at 105         AAA    $ 1,089,050
                 6.600%, 7/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 3.2%

    250,000    City of Albuquerque, New Mexico, Joint Water and Sewer System Revenue         7/00 at 100         AAA        260,398
                 Bonds, Series 1990A, 6.000%, 7/01/15 (Pre-refunded to 7/01/00)

     90,000    Las Cruces, New Mexico, Joint Utility Refunding and Improvement Revenue,      7/02 at 102          A1         98,294
                 6.250%, 7/01/12

     30,000    New Mexico Finance Authority, Public Project Revolving Fund, Series A,        6/05 at 100         AAA         32,280
                 5.500%, 6/01/07 (Pre-refunded to 6/01/05)

               Sandoval County, New Mexico, Gross Receipts Tax/Fire District Revenue:
    225,000      6.600%, 12/01/04 (Pre-refunded to 12/01/99)                                12/99 at 100      N/R***        234,875
    200,000      6.900%, 12/01/07 (Pre-refunded to 12/01/99)                                12/99 at 100      N/R***        209,536

    500,000    Sandoval County, New Mexico, Gross Receipts Tax, 7.150%, 11/01/10            11/05 at 101      N/R***        595,285
                 (Pre-refunded to 11/01/05)

    327,000    Santa Fe County, New Mexico, Office and Training Facilities Project,         No Opt. Call         Aaa        439,105
                 9.000%, 7/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.3%

    985,000    City of Farmington, New Mexico, Pollution Control, Revenue Refunding         12/02 at 102         AAA      1,078,339
                 Bonds, 1992 Series A (Public Service Company of New Mexico, San Juan,
                 and Four Corners Projects), 6.375%, 12/15/22

  1,800,000    Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%, 10/01/23         10/03 at 102         BBB      1,792,368

  1,500,000    Las Cruces, New Mexico, South Central Solid Waste Authority,                  6/05 at 100           A      1,582,305
                 Environmental Services Gross Receipts Tax, 6.000%, 6/01/16

               Los Alamos County, New Mexico, Inc., Utility System Revenue Refunding,
               Series A:
  1,000,000      5.700%, 7/01/05                                                             7/04 at 102         AAA      1,081,550
  1,000,000      6.000%, 7/01/15                                                             7/04 at 102         AAA      1,077,640

               Rio Grande, New Mexico, National Gas Association, National Gas System
               Revenue Refunding and Improvement:
    100,000      6.000%, 7/01/07                                                             7/03 at 100        BBB+        104,804
  1,000,000      6.125%, 7/01/23                                                             7/03 at 100        BBB+      1,032,719
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.4%

  1,000,000    City of Albuquerque, New Mexico, Joint Water and Sewer System, Revenue       No Opt. Call         AAA        662,599
                 Bonds, Series 1990A, 0.000%, 7/01/07

    100,000    City of Grants, New Mexico, Joint Water and Sewer Utility, Refunding and      1/02 at 100         Baa        106,040
                 Improvement Revenue Bonds, Series 1993, 5.600%, 1/01/08

     70,000    New Mexico Finance Authority, Public Project, Series A, 5.500%, 6/01/07      No Opt. Call         AAA         74,467
-----------------------------------------------------------------------------------------------------------------------------------
$56,277,000    Total Investments - (cost $52,986,712) - 98.5%                                                            57,468,209
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.5%                                                                         851,705
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $58,319,914
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998



                                                                             Arizona         Colorado        New Mexico
-----------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)           $113,020,198      $40,457,534       $57,468,209
Temporary investments in short-term municipal securities, at
 amoritized cost, which approximates market value (note 1)                   500,000               --                --
Cash                                                                          35,091          208,332           396,395
Receivables:
 Interest                                                                  1,820,417          414,388         1,060,778
 Shares sold                                                                 156,564          145,455            99,463
Other assets                                                                  76,924           85,279            92,968
-----------------------------------------------------------------------------------------------------------------------
  Total assets                                                           115,609,194       41,310,988        59,117,813
-----------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                       614,475          307,238           512,063
 Shares redeemed                                                             121,284          205,117               725
Accrued expenses:
 Management fees (note 6)                                                     11,024           18,768            11,473
 12b-1 distribution and service fees (notes 1 and 6)                          19,386            7,752            11,206
 Other                                                                        12,761           39,142            35,273
Dividends payable                                                            456,581          161,159           227,159
-----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                        1,235,511          739,176           797,899
-----------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                     $114,373,683      $40,571,812       $58,319,914
=======================================================================================================================
Class A Shares (note 1)
Net assets                                                              $ 85,922,012      $37,285,438       $54,959,048
Shares outstanding                                                         7,540,099        3,450,010         5,150,339
Net asset value and redemption price per share                          $      11.40      $     10.81       $     10.67
Offering price per share (net asset value per share plus maximum
sales charge of 4.20% of offering price)                                $      11.90      $     11.28       $     11.14
=======================================================================================================================
Class B Shares (note 1)
Net assets                                                              $  1,619,526      $ 1,660,631       $ 1,407,709
Shares outstanding                                                           142,235          153,419           131,962
Net asset value, offering and redemption price per share                $      11.39      $     10.82       $     10.67
=======================================================================================================================
Class C Shares (note 1)
Net assets                                                              $  6,328,476      $   875,494       $ 1,487,137
Shares outstanding                                                           555,435           81,045           139,333
Net asset value, offering and redemption price per share                $      11.39      $     10.80       $     10.67
=======================================================================================================================
Class R Shares (note 1)
Net assets                                                              $ 20,503,669      $   750,249       $   466,020
Shares outstanding                                                         1,799,352           69,375            43,574
Net asset value, offering and redemption price per share                $      11.40      $     10.81       $     10.70
=======================================================================================================================

                                 See accompanying notes to financial statements.

                           Statement of Operations
                           Year Ended May 31, 1998



                                                                           Arizona     Colorado   New Mexico
------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $6,238,395   $2,113,180   $3,014,442
------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                   601,838      199,251      297,332
12b-1 service fees -- Class A (notes 1 and 6)                              169,618       68,378      104,393
12b-1 distribution and service fees -- Class B (notes 1 and 6)               5,457        9,698        8,761
12b-1 distribution and service fees -- Class C (notes 1 and 6)              30,045        2,678        4,586
Shareholders' servicing agent fees and expenses                             77,603       15,663       18,060
Custodian's fees and expenses                                               56,763       31,981       36,044
Trustees' fees and expenses (note 6)                                         2,025          613          971
Professional fees                                                           13,373       14,950       14,950
Shareholders' reports -- printing and mailing expenses                      36,874        7,559        8,727
Federal and state registration fees                                          3,722        2,964        6,858
Organizational expenses (note 1)                                                --       16,717       10,330
Other expenses                                                               2,696        1,984        2,763
------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                              1,000,014      372,436      513,775
 Expense reimbursement (note 6)                                           (108,424)      (3,777)     (79,556)
------------------------------------------------------------------------------------------------------------
Net expenses                                                               891,590      368,659      434,219
------------------------------------------------------------------------------------------------------------
Net investment income                                                    5,346,805    1,744,521    2,580,223
------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)             546,400      231,489      184,412
Net change in unrealized appreciation or depreciation of investments     4,023,073    1,920,494    2,447,338
------------------------------------------------------------------------------------------------------------
Net gain from investments                                                4,569,473    2,151,983    2,631,750
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $9,916,278   $3,896,504   $5,211,973
============================================================================================================

                See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                        Arizona                     Colorado                   New Mexico
                                              ---------------------------   -------------------------   -------------------------
                                                Year Ended     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                   5/31/98       5/31/97*       5/31/98     5/31/97**       5/31/98    5/31/97***
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                         $  5,346,805   $  4,626,500   $ 1,744,521   $ 1,715,756   $ 2,580,223   $ 2,606,587
Net realized gain from investment
  transactions (notes 1 and 4)                     546,400        344,913       231,489        64,238       184,412        92,293
Net change in unrealized appreciation or
  depreciation of investments                    4,023,073      1,724,243     1,920,494     1,095,182     2,447,338     1,740,188
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       9,916,278      6,695,656     3,896,504     2,875,176     5,211,973     4,439,068
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                     (4,135,375)    (4,163,497)   (1,680,403)   (1,687,245)   (2,506,960)   (2,592,045)
    Class B                                        (22,463)        (2,842)      (41,768)       (1,292)      (37,062)       (2,872)
    Class C                                       (172,117)      (117,169)      (14,892)       (1,256)      (25,798)       (1,113)
    Class R                                     (1,018,591)      (335,301)      (33,606)       (2,521)      (16,170)         (309)
From accumulated net realized gains from
  investment transactions:
    Class A                                       (132,275)      (414,050)           --            --            --            --
    Class B                                           (677)            --            --            --            --            --
    Class C                                         (5,284)       (12,740)           --            --            --            --
    Class R                                        (31,231)            --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
  to shareholders                               (5,518,013)    (5,045,599)   (1,770,669)   (1,692,314)   (2,585,990)   (2,596,339)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen Arizona (note 1)             --     25,221,663            --            --            --            --
Net proceeds from shares issued as a
  capital contribution                                  --         33,360            --            --            --            --
Net proceeds from sale of shares                17,232,021      9,311,968     9,498,060     5,390,547     9,586,060     7,206,729
Net proceeds from shares issued to
  shareholders due to reinvestment of
  distributions                                  2,750,177      2,094,732       881,170       767,704     1,454,066     1,155,487
---------------------------------------------------------------------------------------------------------------------------------
                                                19,982,198     36,661,723    10,379,230     6,158,251    11,040,126     8,362,216
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                        (15,141,453)   (15,241,517)   (4,121,233)   (8,789,634)   (7,327,443)   (9,396,878)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                        4,840,745     21,420,206     6,257,997    (2,631,383)    3,712,683    (1,034,662)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets            9,239,010     23,070,263     8,383,832    (1,448,521)    6,338,666       808,067
Net assets at the beginning of year            105,134,673     82,064,410    32,187,980    33,636,501    51,981,248    51,173,181
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                 $114,373,683   $105,134,673   $40,571,812   $32,187,980   $58,319,914   $51,981,248
=================================================================================================================================
Balance of undistributed/(overdistributed)
  net investment income at end of year        $      5,950   $      7,691   $    (2,706)  $    23,442   $     4,481   $    10,248
=================================================================================================================================

* Information represents eight months of Flagship Arizona and four months of Arizona (note 1).

** Information represents eight months of Flagship Colorado and four months of Colorado (note 1).

*** Information represents eight months of Flagship New Mexico and four months of New Mexico (note 1).


                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Arizona Municipal Bond Fund, the Nuveen Flagship Colorado Municipal Bond Fund and the Nuveen Flagship New Mexico Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Arizona Double Tax Exempt Fund ("Flagship Arizona") and Nuveen Arizona Tax-Free Value Fund ("Nuveen Arizona") reorganized into Nuveen Flagship Arizona Municipal Bond Fund ("Arizona"). Flagship Colorado Double Tax Exempt Fund ("Flagship Colorado") and Flagship New Mexico Double Tax Exempt Fund ("Flagship New Mexico") were reorganized into the Trust and renamed Nuveen Flagship Colorado Municipal Bond Fund ("Colorado") and Nuveen Flagship New Mexico Municipal Bond Fund ("New Mexico"). Prior to these reorganizations, Flagship Arizona, Flagship Colorado and Flagship New Mexico were each a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Arizona was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Arizona had a fiscal year end of January 31 prior to being reorganized into Arizona which has retained the fiscal year end of Flagship Arizona.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Colorado and New Mexico (approximately $83,600 and $51,700, respectively) are being reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1998, all organizational expenses have been reimbursed.

------
27

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                Arizona
                                                                       ----------------------------------------------------------
                                                                               Year Ended                    Year Ended
                                                                                 5/31/98                      5/31/97*
                                                                       ----------------------------------------------------------
                                                                           Shares          Amount        Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Nuveen Arizona:
   Class A                                                                     --    $         --       491,617    $  5,367,690
   Class B                                                                     --              --            --              --
   Class C                                                                     --              --        48,608         530,721
   Class R                                                                     --              --     1,769,783      19,323,252
Shares issued as a capital contribution:
   Class A                                                                     --              --           764           8,340
   Class B                                                                     --              --           764           8,340
   Class C                                                                     --              --           764           8,340
   Class R                                                                     --              --           764           8,340
Shares sold:
   Class A                                                                939,381      10,594,838       712,114       7,768,419
   Class B                                                                119,506       1,355,584        30,949         339,939
   Class C                                                                316,012       3,587,493        86,515         940,835
   Class R                                                                150,054       1,694,106        23,885         262,775
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                175,183       1,969,412       172,561       1,878,199
   Class B                                                                  1,093          12,309            51             556
   Class C                                                                 10,523         118,375         6,676          72,706
   Class R                                                                 57,709         650,081        13,166         143,271
---------------------------------------------------------------------------------------------------------------------------------
                                                                        1,769,461      19,982,198     3,358,981      36,661,723
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (1,120,408)    (12,656,620)   (1,294,344)    (14,116,042)
   Class B                                                                (10,128)       (112,911)           --              --
   Class C                                                                (62,551)       (705,918)      (34,699)       (378,684)
   Class R                                                               (147,567)     (1,666,004)      (68,442)       (746,791)
---------------------------------------------------------------------------------------------------------------------------------
                                                                       (1,340,654)    (15,141,453)   (1,397,485)    (15,241,517)
---------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              428,807    $  4,840,745     1,961,496    $ 21,420,206
=================================================================================================================================
*Information represents eight months of Flagship Arizona and four months of Arizona (note 1).

------
28

                                                                                                      Colorado
                                                                                    ------------------------------------------------
                                                                                          Year Ended               Year Ended
                                                                                            5/31/98                  5/31/97*
                                                                                    ------------------------------------------------
                                                                                      Shares        Amount     Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                             681,355   $ 7,321,628    442,011   $ 4,440,932
 Class B                                                                             107,622     1,152,203     43,588       440,150
 Class C                                                                              70,146       756,209     10,094       102,708
 Class R                                                                              25,721       268,020     40,559       406,757
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                              76,970       817,880     76,620       765,931
 Class B                                                                               2,159        22,985         55           553
 Class C                                                                                 752         8,060         53           536
 Class R                                                                               3,027        32,245         68           684
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     967,752    10,379,230    613,048     6,158,251
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                            (385,803)   (4,121,180)  (877,171)   (8,789,634)
 Class B                                                                                  (5)          (53)        --            --
 Class C                                                                                  --            --         --            --
 Class R                                                                                  --            --         --            --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    (385,808)   (4,121,233)  (877,171)   (8,789,634)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                              581,944   $ 6,257,997   (264,123)  $(2,631,383)
====================================================================================================================================

*Information represents eight months of Flagship Colorado and four months of Colorado (note 1).


                                                                                          New Mexico
                                                                       ------------------------------------------------
                                                                            Year Ended                 Year Ended
                                                                              5/31/98                   5/31/97*
                                                                       ------------------------------------------------
                                                                          Shares        Amount     Shares        Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 698,030   $ 7,365,655    604,874   $ 6,044,381
 Class B                                                                  79,732       842,865     64,688       647,809
 Class C                                                                 123,525     1,304,991     15,271       153,600
 Class R                                                                   6,637        72,549     35,553       360,939
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                 136,279     1,420,855    115,338     1,154,792
 Class B                                                                   1,262        13,257         42           418
 Class C                                                                     525         5,545         12           123
 Class R                                                                   1,369        14,409         15           154
-----------------------------------------------------------------------------------------------------------------------
                                                                       1,047,359    11,040,126    835,793     8,362,216
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (686,757)   (7,182,281)  (936,465)   (9,396,878)
 Class B                                                                 (13,762)     (145,162)       --             --
 Class C                                                                      --            --        --             --
 Class R                                                                      --            --        --             --
-----------------------------------------------------------------------------------------------------------------------
                                                                        (700,519)   (7,327,443)  (936,465)   (9,396,878)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                  346,840   $ 3,712,683   (100,672)  $(1,034,662)
=======================================================================================================================

*Information represents eight months of Flagship New Mexico and four months of New Mexico (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                        Arizona  Colorado  New Mexico
-----------------------------------------------------
Dividend per share:
 Class A                 $.0455    $.0435      $.0420
 Class B                  .0385     .0370       .0355
 Class C                  .0405     .0385       .0375
 Class R                  .0475     .0455       .0440
=====================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                             Arizona     Colorado   New Mexico
------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities     $21,173,594  $12,776,246  $12,254,896
 Temporary municipal investments           7,600,000    5,500,000    5,000,000
Sales:
 Investments in municipal securities      17,585,954    6,682,769    7,131,949
 Temporary municipal investments           7,100,000    5,500,000    5,900,000
==============================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                            Colorado   New Mexico
-------------------------------------------------
Expiration Year:
 2003                     $  270,604   $  812,701
 2004                             --      290,586
-------------------------------------------------
Total                     $  270,604   $1,103,287
=================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                    Arizona     Colorado   New Mexico
---------------------------------------------------------------------
Gross unrealized:
 appreciation                   $10,532,665   $3,988,129   $4,484,343
 depreciation                       (28,417)     (10,687)      (2,846)
---------------------------------------------------------------------
Net unrealized appreciation     $10,504,248   $3,977,442   $4,481,497
=====================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value         Management Fee
----------------------------------------------------
For the first $125 million                .5500 of 1%
For the next $125 million                 .5375 of 1
For the next $250 million                 .5250 of 1
For the next $500 million                 .5125 of 1
For the next $1 billion                   .5000 of 1
For net assets over $2 billion            .4750 of 1
====================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                              Arizona   Colorado  New Mexico
------------------------------------------------------------
Sales charges collected       $265,752  $119,938    $145,070
Paid to authorized dealers     227,330   101,364     125,132
============================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
Commission advances                                                          $     94,217   $    85,081   $    63,142
=====================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                          $     19,491   $    11,937   $    12,966
=====================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                $      7,226   $     6,000   $     5,000
=====================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                  Arizona      Colorado    New Mexico
---------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $103,522,771   $36,867,681   $54,940,507
Balance of undistributed/(overdistributed) net investment income                    5,950        (2,706)        4,481
Accumulated net realized gain (loss) from investment transactions                 340,714      (270,605)   (1,106,571)
Net unrealized appreciation of investments                                     10,504,248     3,977,442     4,481,497
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $114,373,683   $40,571,812   $58,319,914
=====================================================================================================================


                              Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                                             Investment Operations                   Less Distributions
                                        --------------------------------      ------------------------------
                                                            Net
                             Beginning                Realized/                                                Ending
                                   Net         Net   Unrealized                      Net                          Net
Year Ended                       Asset  Investment   Investment               Investment   Capital              Asset       Total
May 31,                          Value  Income (a)  Gain (Loss)    Total          Income      Gain     Total    Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA**
Class A (10/86)
1998                            $10.94        $.55        $ .48    $1.03           $(.55)    $(.02)   $(.57)   $11.40       9.56%
1997                             10.73         .56          .27      .83            (.56)     (.06)    (.62)    10.94       7.85
1996                             10.85         .57         (.12)     .45            (.57)       --     (.57)    10.73       4.21
1995                             10.43         .58          .42     1.00            (.58)       --     (.58)    10.85      10.03
1994                             10.81         .60         (.38)     .22            (.60)       --     (.60)    10.43       1.92
Class B (2/97)
1998                             10.94         .47          .47      .94            (.47)     (.02)    (.49)    11.39       8.67
1997 (c)                         10.92         .16          .02      .18            (.16)       --     (.16)    10.94       1.64
Class C (2/94)
1998                             10.94         .49          .47      .96            (.49)     (.02)    (.51)    11.39       8.89
1997                             10.73         .50          .27      .77            (.50)     (.06)    (.56)    10.94       7.28
1996                             10.84         .51         (.11)     .40            (.51)       --     (.51)    10.73       3.75
1995                             10.43         .52          .41      .93            (.52)       --     (.52)    10.84       9.32
1994 (c)                         11.22         .14         (.79)    (.65)           (.14)       --     (.14)    10.43     (16.61)*
Class R (2/97)
1998                             10.94         .57          .48     1.05            (.57)     (.02)    (.59)    11.40       9.79
1997 (c)                         10.92         .19          .02      .21            (.19)       --     (.19)    10.94       1.96
=================================================================================================================================
COLORADO***
Class A (5/87)
1998                            $10.15        $.52        $ .66    $1.18           $(.52)    $  --    $(.52)   $10.81      11.85%
1997                              9.79         .53          .35      .88            (.52)       --     (.52)    10.15       9.22
1996                              9.93         .54         (.13)     .41            (.55)       --     (.55)     9.79       4.14
1995                              9.62         .57          .30      .87            (.56)       --     (.56)     9.93       9.54
1994                             10.04         .58         (.37)     .21            (.58)     (.05)    (.63)     9.62       2.03
Class B (2/97)
1998                             10.16         .43          .68     1.11            (.45)       --     (.45)    10.82      11.03
1997 (c)                         10.21         .12         (.06)     .06            (.11)       --     (.11)    10.16        .61
Class C (2/97)
1998                             10.15         .46          .66     1.12            (.47)       --     (.47)    10.80      11.17
1997 (c)                         10.13         .16          .02      .18            (.16)       --     (.16)    10.15       1.75
Class R (2/97)
1998                             10.16         .54          .66     1.20            (.55)       --     (.55)    10.81      11.98
1997 (c)                         10.21         .15         (.06)     .09            (.14)       --     (.14)    10.16        .85
=================================================================================================================================
NEW MEXICO****
Class A (9/92)
1998                            $10.16        $.50        $ .51    $1.01           $(.50)    $  --    $(.50)   $10.67      10.17%
1997                              9.81         .51          .35      .86            (.51)       --     (.51)    10.16       8.90
1996                             10.01         .51         (.19)     .32            (.52)       --     (.52)     9.81       3.18
1995                              9.68         .52          .33      .85            (.52)       --     (.52)    10.01       9.25
1994                             10.04         .53         (.33)     .20            (.53)     (.03)    (.56)     9.68       1.92
Class B (2/97)
1998                             10.15         .43          .52      .95            (.43)       --     (.43)    10.67       9.46
1997 (c)                         10.24         .12         (.10)     .02            (.11)       --     (.11)    10.15        .18
Class C (2/97)
1998                             10.16         .45          .51      .96            (.45)       --     (.45)    10.67       9.60
1997 (c)                         10.23         .12         (.08)     .04            (.11)       --     (.11)    10.16        .43
Class R (2/97)
1998                             10.17         .53          .53     1.06            (.53)       --     (.53)    10.70      10.59
1997 (c)                         10.23         .14         (.07)     .07            (.13)       --     (.13)    10.17        .71
=================================================================================================================================

                            Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                        Ratio
                                 of Net                       of Net
                  Ratio of    Investment      Ratio of    Investment
                  Expenses     Income to      Expenses     Income to
                to Average       Average    to Average       Average
                Net Assets    Net Assets    Net Assets    Net Assets
                    Before        Before         After         After    Portfolio
  Ending Net    Reimburse-    Reimburse-    Reimburse-    Reimburse-     Turnover
Assets (000)          ment          ment      ment (a)      ment (a)         Rate
---------------------------------------------------------------------------------
    $85,922            .93%         4.77%          .83%         4.87%          16%
     82,567           1.05          4.91           .83          5.13           25
     80,094           1.07          4.82           .69          5.20           38
     80,406           1.20          5.21           .82          5.59           27
     82,676           1.09          5.03           .64          5.48           21

      1,620           1.68          3.98          1.51          4.15           16
        347           1.67*         4.38*         1.62*         4.43*          25

      6,328           1.48          4.20          1.35          4.33           16
      3,189           1.59          4.37          1.38          4.58           25
      1,970           1.63          4.24          1.23          4.64           38
      1,621           1.75          4.62          1.36          5.01           27
      1,122           1.62*         3.94*         1.20*         4.36*          21

     20,504            .73          4.97           .63          5.07           16
     19,031            .73*         5.32*          .67*         5.38*          25
---------------------------------------------------------------------------------


    $37,285           1.01%         4.83%         1.00%         4.84%          19%
     31,229           1.18          4.87           .74          5.31           27
     33,637           1.27          4.69           .55          5.41           70
     34,982           1.27          5.22           .50          5.99           38
     35,796           1.27          4.81           .37          5.71           42

      1,661           1.76          4.05          1.75          4.06           19
        444           1.78*         4.35*         1.53*         4.60*          27

        875           1.56          4.24          1.55          4.25           19
        103           1.58*         4.67*         1.31*         4.94*          27

        750            .81          5.02           .80          5.03           19
        413            .83*         5.35*          .58*         5.60*          27
---------------------------------------------------------------------------------


    $54,959            .93%         4.65%          .79%         4.79%          13%
     50,807           1.08          4.76           .77          5.07           43
     51,173           1.09          4.69           .68          5.10           57
     52,150           1.17          4.98           .67          5.48           38
     51,167           1.14          4.50           .40          5.24           39

      1,408           1.68          3.88          1.53          4.03           13
        657           1.68*         4.05*         1.54*         4.19*          43

      1,487           1.48          4.06          1.31          4.23           13
        155           1.48*         4.26*         1.34*         4.40*          43

        466            .73          4.86           .58          5.01           13
        362            .73*         5.04*          .59*         5.18*          43
---------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Arizona.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Colorado.

****Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio--one that balances different types of investments, levels of risk and tax management--can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
www.nuveen.com

NUVEEN
Municipal
Bond Funds

May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


Florida

Florida
Intermediate

Highlights

As of May 31, 1998
For Class A shares on net asset value



Credit Quality             Performance Highlights

Nuveen Flagship Florida Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   66%
AA                  9%
A                  11%
BBB/NR             14%

 .  Steady dividend for 12 consecutive months
 .  One-year total return of 8.67%
 .  Taxable equivalent yield of 6.28%*


Nuveen Flagship Florida Intermediate Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   72%
AA                  8%
A                   9%
BBB/NR             11%

 .  Steady dividend for 12 consecutive months
 .  One-year total return of 9.06%
 .  Taxable equivalent yield of 5.99%*

*  For investors in the 31% federal income tax bracket.

Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.


    Contents

 1  Dear Shareholder
 4  Florida Commentary
    and Overview
 6  Florida Intermediate Commentary
    and Overview
 8  Report of Independent
    Public Accountants
 9  Portfolio of Investments
20  Statement of Net Assets
21  Statement of Operations
22  Statement of Changes in Net Assets
23  Notes to Financial Statements
29  Financial Highlights
32  Building Better Portfolios
33  Fund Information

Wealth takes a lifetime to build. Once achieved, it should be preserved.


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Dear Shareholder

I'm pleased to share with you this performance report for the Nuveen Florida and Florida Intermediate municipal bond funds. Over the past 12 months, both funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

Fund Update

Earlier this year, the Board of Trustees approved a reorganization of the Florida Intermediate fund, subject to shareholder approval at a special meeting on August 13. If approved, the Nuveen Flagship Florida Intermediate Municipal Bond Fund will be merged into the Nuveen Flagship Intermediate Municipal Bond Fund effective August 21, 1998. The merger of these two funds -- with their similar philosophies and focus on intermediate-term investments -- offers shareholders several potential benefits, including lower costs, greater portfolio flexibility and higher after-tax performance potential. Mergers reduce administrative expenses by consolidating fund reporting, record-keeping and other operational functions. The combined fund will have a larger asset base, enabling us to buy and sell larger blocks of bonds, thereby lowering trading costs and enhancing portfolio liquidity. Despite the loss of exemption from the Florida state intangibles tax, we anticipate that the proposed merger will result in enhanced after-tax performance potential for shareholders.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

Diversification: The Key
to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio one that balances different types of investments, levels of risk and tax management can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
July 15, 1998

Nuveen Flagship Florida Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Florida fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review
The high credit ratings assigned by Moody's and Standard & Poor's to Florida's long-term general obligation debt (Aa2 and AA+) reflect the state's diverse economy, with its strength in the agriculture and tourism industries and its generally solid financial position.

Growth in services, construction and trade sectors have enabled the labor force to expand steadily since 1992. Tourism is expected to continue to play a dominant economic role as Orlando attractions expand through 1999. Tourist arrivals are expected to increase 2.1% in fiscal year 1998 and 4.0% in fiscal year 1999. Unemployment continues its descent from recessionary levels, reaching 4.8% in fiscal year 1997 compared with 5.0% nationwide.

New issue volume has been diverse across the sectors and is up 30% over last year for the first five months of 1998. Florida's fast-growing population, a large proportion of which is at or over retirement age, will continue to exert pressure on state services, mainly education and health care.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Florida Municipal Bond Fund was 8.67%, which is equivalent to a taxable return of 11.07% for investors in the 31% federal income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as to the average return of 9.03% for the peer group of Florida municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service.

The fund slightly underperformed these two benchmarks, in part, because of its shorter portfolio duration and more defensive structure. Duration is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 6.45 years, the fund was somewhat shorter than the Lehman Index's average duration of 7.11 years. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it outperform in a market downturn.

Key Strategies

In addition to focusing on maintaining a shorter duration, we worked to keep the credit quality of the fund's holdings high. Given Florida's strong economy, generous supply, and the narrow yield spreads between lower- and higher-rated issues, we were able to purchase high-quality bonds without sacrificing much yield. Although supply was strong, many of the bonds coming to market lacked the protection from bond calls that we normally seek, increasing the likelihood that they might be called away from the portfolio at an inopportune time. However, we did find good opportunities in the health care sector and the housing sector during the year. While housing bonds with good call protection were scarce, the fund was able to purchase several single-family issues with better-than-normal call protection.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 14% of the portfolio invested in tax obligation bond issues, 13% in health care bonds, 11% in utility issues and 13% in U.S. guaranteed debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds, including other funds from the state of Florida. Going forward, Tom and his team expect market conditions that will allow them to extend the duration of the portfolio and add some higher-yielding bonds. In terms of specific sectors, they will seek out well-structured large issues in the year ahead, especially attractive health care and water and sewer issues. Overall, they will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

Nuveen Flagship Florida Municipal Bond Fund
Performance Overview
As of May 31, 1998

MONTHLY TAX-FREE DIVIDENDS (CLASS A SHARES)/1/

[BAR CHART APPEARS HERE]

0.046  6/97
0.046  7/97
0.046  8/97
0.046  9/97
0.046 10/97
0.046 11/97
0.046 12/97
0.046  1/98
0.046  2/98
0.046  3/98
0.046  4/98
0.046  5/98

Top 5 Sectors

Tax Obligation (Limited)  14%
Health Care               13%
U.S. Guaranteed           13%
Utilities                 11%
Housing (Multifamily)     10%

1 The fund also paid shareholders taxable distributions in December of $0.0101 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Portfolio Statistics

Share Class                              A        B        C          R
Inception Date                        6/90     2/97     9/95       2/97
Net Asset Value                     $10.94   $10.95   $10.95   $  10.94
Fund Net Assets ($000)                                         $361,739
Average Weighted Maturity (Years)                                 20.40
Average Weighted Duration (Years)                                  6.45


Annualized Total Return/2/

Share Class                  A(NAV)  A(Offer)       B        C          R
1-Year                        8.67%     4.15%    7.89%    8.20%      8.91%
5-Year                        5.93%     5.03%    5.32%    5.37%      5.99%
Since Inception               7.76%     7.18%    7.15%    7.18%      7.80%


Tax-Free Yields

Share Class                  A(NAV)  A(Offer)       B        C          R
Distribution Rate             5.05%     4.83%    4.33%    4.49%      5.27%
SEC 30-Day Yield              4.33%     4.15%    3.58%    3.78%      4.53%
Taxable Equivalent Yield/3/   6.28%     6.01%    5.19%    5.48%      6.57%

Index Comparison/4/
                        [LINE GRAPH APPEARS HERE]

       Nuveen Flagship            Nuveen Flagship
      Florida Municipal          Florida Municipal          Lehman Brothers
       Bond Fund (Nav)           Bond Fund (Offer)        Municipal Bond Index

6/90       10,000                      9,580                     10,000
5/91       10,941                     10,481                     10,912
5/92       12,082                     11,575                     11,985
5/93       13,592                     13,021                     13,418
5/94       13,866                     13,284                     13,749
5/95       15,039                     14,407                     15,001
5/96       15,512                     14,861                     15,687
5/97       16,689                     15,988                     16,988
5/98       18,138                     17,377                     18,583

-- Lehmon Brothers Municipal Bond Index                  $18,583
-- Nuveen Flagship Florida Municipal Bond Fund (NAV)     $18,138
-- Nuveen Flagship Florida Municipal Bond Fund (Offer)   $17,377

Past performance is not predictive of future results.

Nuveen Flagship Florida Intermediate Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Paul Brennan discusses fund performance, the municipal market, and key investment strategies for the Florida Intermediate fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review

The high credit ratings assigned by Moody's and Standard & Poor's to Florida's long-term general obligation debt (Aa2 and AA+) reflect the state's diverse economy, with its strength in the agriculture and tourism industries and its generally solid financial position.

Growth in services, construction and trade sectors have enabled the labor force to expand steadily since 1992. Tourism is expected to continue to play a dominant economic role as Orlando attractions expand through 1999. Tourist arrivals are expected to increase 2.1% in fiscal year 1998 and 4.0% in fiscal year 1999. Unemployment continues its descent from recessionary levels, reaching 4.8% in fiscal year 1997 compared with 5.0% nationwide.

New issue volume has been diverse across the sectors and is up 30% over last year for the first five months of 1998. Florida's fast-growing population, a large proportion of which is at or over retirement age, will continue to exert pressure on state services, mainly education and health care.

Fund Performance

The fund performed well for the year ended May 31, 1998, generating a total return on net asset value of 9.06%, which is equivalent to a taxable return of 11.19% for investors in the 31% federal income tax bracket. The total return outperformed the annual return of 8.06% posted by the benchmark Lehman Brothers 7-Year Municipal Bond Index and surpassed its Lipper peer group average of 7.31% by 175 basis points. The Florida Intermediate Municipal Bond Fund also ranked second among the 19 Florida intermediate-term funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service.

The fund's strong performance was due in part to its longer portfolio duration, which is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 6.84 years was longer than the Lehman 7-Year Index's average duration of 5.39 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

Key Strategies

In addition to maintaining a longer duration, we have worked to keep the credit quality of the fund's holdings high. Given Florida's strong economy, generous supply and the narrow yield spreads between lower- and higher-rated issues, we were able to avoid credit risks last year without sacrificing performance. Although many longer-term issues lacked the protection from bond calls that we normally seek, the intermediate-term bonds purchased for this fund have excellent call protection. As a result, the likelihood of bond calls adversely affecting the fund's income levels remains remote. We also found good opportunities and attractive returns in the transportation sector, as well as in bonds subject to the alternative minimum tax (AMT).

In addition, we felt that high demand for bonds with maturities of less than 10 years limited the number of good values among those issues. So we sought attractive opportunities to increase the fund's income among bonds with maturities of 10-12 years, being careful to keep the fund's average maturity under 10 years.

As of May 31, 1998, limited tax obligation issues represented the primary sector of the fund, accounting for 26% of the portfolio. Other key sectors included transportation bonds at 16%, general tax obligation bond issues at 16%, and health care bonds at 11%.

Outlook for the Future

Going forward, we will continue to work against narrow spreads between higher- and lower-rated bonds, seeking out good values across a range of sectors. We will also continue to maintain and even improve the portfolio's call protection, helping to ensure that portfolio performance won't be hindered because high-paying bonds are prematurely called away by their issuers.

Nuveen Flagship Florida Intermediate Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class a Shares)/1/

[BAR CHART APPEARS HERE]

0.039   6/97
0.039   7/97
0.039   8/97
0.039   9/97
0.039  10/97
0.039  11/97
0.039  12/97
0.039   1/98
0.039   2/98
0.039   3/98
0.039   4/98
0.039   5/98

Top 5 Sectors
Tax Obligation (Limited)    26%
Transportation              16%
Tax Obligation (General)    16%
Health Care                 11%
Water and Sewer              8%

1 The fund also paid shareholders taxable distributions in December of $0.0405 per share.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year and 10-Year Municipal Bond Indexes. In the past, the fund's performance was compared with the Lehman 10-Year Index. Beginning this year, we will compare the fund's performance with the Lehman 7-Year Municipal Bond Index because that index better corresponds to the fund's investment policies, which require that the fund maintains a weighted average portfolio maturity of 5-10 years. The Lehman Indexes are comprised of a broad range of investment-grade municipal bonds, and do not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (3.0%) and all ongoing fund expenses.

Portfolio Statistics
Share Class                                 A        C         R
Inception Date                           2/94     2/94      2/97
Net Asset Value                        $10.48   $10.48   $ 10.50
Fund Net Assets ($000)                                   $12,896
Average Weighted Maturity (Years)                           9.80
Average Weighted Duration (Years)                           6.84

Annualized Total Return/2/
Share Class                      A(NAV)  A(Offer)       C         R
1-Year                           9.06%     5.81%    8.61%     9.29%
3-Year                           6.53%     5.45%    5.96%     6.69%
Since Inception                  6.59%     5.84%    6.01%     6.70%

Tax-Free Yields
Share Class                     A(NAV)  A(Offer)       C         R
Distribution Rate                4.47%     4.33%    3.95%     4.69%
SEC 30-Day Yield                 4.13%     4.01%    3.58%     4.33%
Taxable Equivalent Yield/3/      5.99%     5.81%    5.19%     6.28%

Index Comparison/4/

                      [LINE GRAPH APPEARS HERE]

   NUVEEN FLAGSHIP        NUVEEN FLAGSHIP
 FLORIDA INTERMEDIATE  FLORIDA INTERMEDIATE  LEHMAN BROTHERS    LEHMAN BROTHERS
    MUNICIPAL BOND        MUNICIPAL BOND     7-YEAR MUNICIPAL  10-YEAR MUNICIPAL
      FUND (NAV)           FUND (OFFER)         BOND INDEX         BOND INDEX

2/94    10,000                9,700               10,000            10,000
5/94     9,962                9,663                9,592             9,458
5/95    10,572               10,255               10,153            10,071
5/96    11,299               10,960               10,922            10.912
5/97    11,893               11,537               11,508            11,605
5/98    13,177               12,782               12,594            12,861

-- Lehman Brothers 10-Year Municipal Bond Index                       $12,861
-- Lehman Brothers 7-Year Municipal Bond Index                        $12,594
-- Nuveen Flagship Florida Intermediate Municipal Bond Fund (NAV)     $13,177
-- Nuveen Flagship Florida Intermediate Municipal Bond Fund (Offer)   $12,782

Past performance is not predictive of future results.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Florida Municipal Bond Fund and Nuveen Flagship Florida Intermediate Municipal Bond Fund (collectively, the "Funds") (two of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Florida Municipal Bond Fund and Nuveen Flagship Florida Intermediate Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 17, 1998

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund
                    May 31, 1998

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.4%

$  750,000   Clay County Development Authority, Industrial Development Revenue         7/02 at 102         AA- $   807,840
               Refunding Bonds (Cargill Incorporated Project), Series 1992,
               6.400%, 3/01/11

   600,000   City of Jacksonville, Florida, Industrial Development Revenue             3/02 at 102         AA-     645,804
               Refunding Bonds (Cargill Incorporated Project), Series 1992,
               6.400%, 3/01/11
--------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 0.1%

   300,000   Brevard County Educational Facilities Authority, Florida,                11/02 at 102        BBB      323,031
               Educational Facilities Refunding and Improvement Revenue Bonds,
               Series 1992, 6.875%, 11/01/22
--------------------------------------------------------------------------------------------------------------------------
             Energy - 0.3%

 1,000,000   Gulf Coast Industrial Development Authority, Waste Disposal Revenue       6/08 at 102        BBB-     999,850
               Bonds (Valero Refining and Marketing Company Project), Series 1997,
               5.600%, 12/01/31 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products - 4.6%

 5,500,000   Escambia County, Florida, Pollution Control Revenue Bonds (Champion       8/04 at 102       Baa1    6,061,715
               International Project), Series 1994, 6.900%, 8/01/22 (Alternative
               Minimum Tax)

 8,350,000   Escambia County, Florida, Pollution Control Revenue Bonds (Champion       9/06 at 102       Baa1    9,129,974
               International Project), Series 1996, 6.400%, 9/01/30 (Alternative
               Minimum Tax)

 1,500,000   Nassau County, Florida, Pollution Control Revenue Refunding, ITT          7/03 at 102       BBB+    1,587,720
               Rayonier Inc. Project, 6.200%, 7/01/15
--------------------------------------------------------------------------------------------------------------------------
             Health Care - 13.1%

 3,000,000   Jacksonville Health Facilities Authority, Florida, Hospital              11/01 at 102        AA+    3,300,150
               Facilities Refunding Revenue Bonds, Series 1991 (St. Lukes
               Hospital Association Project), 7.125%, 11/15/20

 2,000,000   Jacksonville Health Facilities Authority, Florida, Hospital Revenue       8/07 at 101        AAA    1,980,400
               Bonds (Charity Obligated Group-Baptist/St. Vincents Health System,
               Inc.), Series 1997A, 5.125%, 8/15/27

 6,000,000   City of Lakeland, Florida, Hospital Revenue Refunding Bonds, Lakeland    11/06 at 102        AAA    6,009,420
               Regional Medical Center Project, Series 1996, 5.250%, 11/15/25

 2,100,000   Hospital Board of Directors of Lee County, Florida, Hospital Revenue      4/07 at 102        AAA    2,224,887
               Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue Bonds,
               1997 Series A, 5.625%, 4/01/16

 2,320,000   Martin County Health Facilities Authority, Florida, Hospital Revenue     11/00 at 102        AAA    2,527,222
               Refunding Bonds, Series 1990A (Martin Memorial Hospital), 7.125%,
               11/15/04

             North Broward Hospital District, Florida, Refunding and Improvement
             Revenue Bonds, Series 1997:
 1,000,000     5.250%, 1/15/17                                                         1/07 at 101        AAA    1,008,860
 3,000,000     5.375%, 1/15/24                                                         1/07 at 101        AAA    3,039,810

 1,260,000   North Miami, Florida, Health Facilities Authority, Health Facility        9/00 at 102         A+    1,368,385
               Revenue, Villa Maria Housing, Series B (Bon Secours), 7.500%,
               9/01/12

 2,500,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     11/01 at 102        AAA    2,743,825
               Bonds (Adventist Health System/Sunbelt, Inc.), Series 1991 A, 6.875%,
               11/15/15

 2,500,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     11/01 at 102        AAA    2,733,900
               Bonds (Adventist Health System/Sunbelt, Inc.), Series 1991 B,
               6.750%, 11/15/21

 10,645,000  Orange County Health Facilities Authority, Florida, Hospital Revenue     11/05 at 102        AAA   10,660,435
               Bonds (Adventist Health System/Sunbelt Obligated Group), Series
               1995, 5.250%, 11/15/20

 2,070,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     No Opt. Call        AAA    2,408,859
               Bonds (Orlando Regional Healthcare System), Series 1996A, 6.250%,
               10/01/18

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 1998

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

$5,455,000   Orange County Health Facilities Authority, Florida, Hospital Revenue     No Opt. Call        AAA   $6,402,643
               Refunding Bonds (Orlando Regional Healthcare System), Series C,
               6.250%, 10/01/21

 1,000,000   St. Johns County, Industrial Development Authority, Hospital Revenue      8/02 at 102         A2    1,039,020
               Bonds, Flagler Hospital Project, Series 1992, 6.000%, 8/01/22
--------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.7%

   600,000   Housing Finance Authority of Broward County, Florida, Multifamily         2/05 at 102        AAA      652,716
               Housing Revenue Refunding Bonds, (Lakeside Apartments Projects),
               Series 1995, 7.000%, 2/01/25

   250,000   Housing Finance Authority of Broward County, Florida, Multifamily         8/06 at 102        AAA      268,308
               Housing Revenue Bonds (Boardwalk Apartments Project), Series 1996,
               6.200%, 8/01/16

   940,000   Housing Finance Authority of Broward County, Florida, Multifamily        10/08 at 102        N/R      950,913
               Housing Revenue Bonds (Stirling Apartments Project), Series 1998,
               5.400%, 10/01/11 (Alternative Minimum Tax)

 2,700,000   Duval County Housing Finance Authority, Florida, Multi-Family Housing     4/05 at 102       BBB+    2,877,795
               Revenue Refunding Bonds, Series 1995 (Greentree Place Project),
               6.750%, 4/01/25

   750,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding        6/02 at 103        AAA      793,710
               Bonds, 1992 Series A, 6.400%, 6/01/24

             Florida Housing Finance Agency, Housing Revenue Bonds (Antigua Club
               Apartments Project), 1995 Series A1:

 1,000,000   6.750%, 8/01/14 (Alternative Minimum Tax)                                 2/05 at 102        AAA    1,092,840

 5,000,000   6.875%, 8/01/26 (Alternative Minimum Tax)                                 2/05 at 102        AAA    5,451,700

 1,115,000   Florida Housing Finance Agency, Housing Revenue Bonds (Brittany of        2/05 at 102        AAA    1,215,071
               Rosemont Apartments Project), 1995 Series C1, 6.875%, 8/01/26
               (Alternative Minimum Tax)

 2,250,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series C     12/07 at 102        AAA    2,359,553
               (Windchase Apartments Project), 5.900%, 12/01/27

             Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series H
               (The Vineyards Project):

 1,260,000   6.400%, 11/01/15                                                         11/05 at 102       BBB+    1,322,609

 1,660,000   6.500%, 11/01/25                                                         11/05 at 102       BBB+    1,748,262

 2,000,000   Florida Housing Finance Agency, Multi-Family Housing Revenue Refunding    8/06 at 102        AAA    2,146,460
               Bonds, 1991 Series C, 6.200%, 8/01/16

 3,500,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series H     10/06 at 102        AAA    3,708,950
             (Villas of Capri Project), 6.100%, 4/01/17 (Alternative Minimum Tax)

 1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series N      9/06 at 102        AAA    1,066,000
               (Leigh Meadows Apartments Project), 6.300%, 9/01/36 (Alternative
               Minimum Tax)

 1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series O      9/06 at 102        AAA    1,066,000
               (Stoddert Arms Apartments Project), 6.300%, 9/01/36 (Alternative
               Minimum Tax)

   700,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series T     12/06 at 102        AAA      734,972
               (The Landings at Sea Front Apartments Project), 6.050%, 12/01/36
               (Alternative Minimum Tax)

 1,440,000   Florida Housing Finance Agency, Multi-Family Housing Revenue Bonds,       6/99 at 103        AAA    1,508,832
               1989 Series I (GNMA Collateralized Driftwood Terrace Apartments
               Project), 7.650%, 12/20/31 (Alternative Minimum Tax)

 2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series L      5/08 at 102        AAA    2,496,000
               (Sarahs Place Apartments Project), 5.400%, 11/01/32 (Alternative
               Minimum Tax)

 1,000,000   Orange County Housing Finance Authority, Multifamily Housing Revenue     10/01 at 101       BBB+    1,039,050
               Bonds (Ashley Point Apartments Project), 1994 Series A, 7.100%,
               10/01/24 (Alternative Minimum Tax)

 1,925,000   Osceola County, Florida, Housing Finance Authority, Multifamily           6/07 at 100        AAA    1,977,957
               Housing Revenue, Tierra Vista Apartments Project, Series A,
               5.800%, 12/01/29 (Alternative Minimum Tax)

   750,000   Housing Finance Authority of Palm Beach County, Florida, Multifamily      6/08 at 102        N/R      757,710
               Housing Revenue Bonds (Windsor Park Apartments Project), 1998
               Series A, 5.900%, 6/01/38 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 9.1%

 4,345,000   Housing Finance Authority of Broward County, Florida, Home Mortgage      No Opt. Call        AAA      734,783
               Revenue Bonds, 1985 Series A, 0.000%, 4/01/16


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Housing/Single Family (continued)

 $1,525,000     Housing Finance Authority of Broward County, Florida, GNMA                 3/00 at 102           AA+      $1,593,137
                  Collateralized Home Mortgage Revenue Bonds, 1990 Series A,
                  7.900%, 3/01/23 (Alternative Minimum Tax)

  1,825,000     Housing Finance Authority of Clay County, Florida, Single Family           3/05 at 102           Aaa       1,946,107
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program),
                  6.550%, 3/01/28 (Alternative Minimum Tax)

  2,000,000     Housing Finance Authority of Clay County, Florida, Single Family           4/07 at 102           Aaa       2,006,340
                  Mortgage Revenue Bonds, Series 1998 (Multi-County Program),
                  5.450%, 4/01/31 (Alternative Minimum Tax)

    235,000     Housing Finance Authority of Dade County, Florida, Single Family           9/00 at 102           Aaa         247,688
                  Mortgage Revenue Bonds, 1990 Series B, 7.750%, 3/01/17
                  (Alternative Minimum Tax)

    725,000     Housing Finance Authority of Dade County, Florida, Single Family           3/01 at 102           Aaa         764,281
                  Mortgage Revenue Bonds, Series B, 7.250%,
                  9/01/23 (Alternative Minimum Tax)

    731,000     Housing Finance Authority of Dade County, Florida, Single Family          12/01 at 102           AAA         777,477
                  Mortgage Revenue Refunding Bonds, 1991 Series D, 6.950%, 12/15/12

     40,000     Housing Finance Authority of Dade County, Florida, Single Family           3/01 at 102           Aaa          42,126
                  Mortgage Revenue Bonds, 1991 Series E, 7.000%, 3/01/24

  1,000,000     Housing Finance Authority of Dade County, Florida, Single Family           4/05 at 102           AAA       1,066,940
                  Mortgage Revenue Bonds, Series 1995, 6.700%,
                  4/01/28 (Alternative Minimum Tax)

    365,000     Duval County Housing Finance Authority, Single Family Mortgage Revenue     6/00 at 102           Aaa         383,487
                  Bonds (GNMA Mortgage Backed Securities Program),
                  Series 1990B, 7.500%, 6/01/15

                Duval County Housing Finance Authority, Single Family Mortgage Revenue
                Bonds (GNMA Mortgage Backed Securities Program), Series 1990A:
    395,000       7.650%, 9/01/10                                                          9/00 at 103           AAA         419,048
    180,000       7.850%, 12/01/22 (Alternative Minimum Tax)                               6/00 at 102           Aaa         189,115

    720,000     Duval County Housing Finance Authority, Single Family Mortgage Revenue    10/04 at 102           Aaa         765,994
                  Bonds (GNMA Mortgage Backed Securities Program), Series 1994, 6.550%,
                  10/01/15 (Alternative Minimum Tax)

  1,690,000     Escambia County Housing Finance Authority, Florida, Single Family          4/01 at 102           Aaa       1,782,933
                  Mortgage Revenue Bonds, Series 1991 A (Multi-County Program),
                  7.400%, 10/01/23 (Alternative Minimum Tax)

    325,000     Escambia County Housing Finance Authority, Florida, Single Family         10/02 at 102           Aaa         343,714
                  Mortgage Revenue Bonds, Series 1992 A (Multi-County Program),
                  6.900%, 4/01/20 (Alternative Minimum Tax)

    565,000     Escambia County Housing Finance Authority, Florida, Single Family          4/05 at 102           AAA         610,505
                  Mortgage Revenue Bonds, Series 1995 (Multi-County Program),
                  6.950%, 10/01/27 (Alternative Minimum Tax)

  2,000,000     Escambia County Housing Finance Authority, Florida, Single Family          4/07 at 102           Aaa       2,009,660
                  Mortgage Revenue Bonds, Series 1998 A (Multi County Program),
                  5.350%, 4/01/31 (Alternative Minimum Tax)

  1,250,000     Florida Housing Finance Agency, 6.250%, 7/01/11                            7/04 at 102           AAA       1,331,450

                Florida Housing Finance Agency, Single Family:
    705,000       6.550%, 7/01/14 (Alternative Minimum Tax)                                1/05 at 102           AAA         755,090
    705,000       6.650%, 1/01/24 (Alternative Minimum Tax)                                1/05 at 102           AAA         754,886

  1,000,000     Housing Finance Authority of Lee County, Florida, Single Family            3/08 at 105           Aaa       1,106,040
                  Mortgage Revenue Bonds, Series 1998A, Subseries 1,2,3,4, 6.300%,
                  3/01/29 (Alternative Minimum Tax)

    350,000     Leon County, Florida, Housing Finance Authority, Single Family Mortgage    4/01 at 102           Aaa         368,438
                  Revenue Bonds, 1991 Series A (Multi-County Program), 7.300%,
                  4/01/21 (Alternative Minimum Tax)

  2,125,000     Leon County, Florida, Housing Finance Authority, Single Family Mortgage   No Opt. Call           AAA       2,420,885
                  Revenue Bonds, Series B (Multi-County Program), 7.300%, 1/01/28
                  (Alternative Minimum Tax)

    790,000     Housing Finance Authority of Manatee County, Florida, Single Family       11/05 at 105           Aaa         885,519
                  Mortgage Revenue Bonds, Series 1994, Sub Series 3, 7.600%, 11/01/26
                  (Alternative Minimum Tax)

  1,035,000     Orange County Housing Finance Authority, Mortgage Revenue, Series B,       5/99 at 103           Aaa       1,084,535
                  8.100%, 11/01/21 (Alternative Minimum Tax)

    280,000     Orange County Housing Finance Authority, GNMA Collateralized Mortgage      7/00 at 103           AAA         298,698
                  Revenue Refunding Bonds, 1990 Series A, 7.600%, 1/01/24

  1,005,000     Housing Finance Authority of Palm Beach County, Florida, Single Family     9/00 at 103           Aaa       1,065,159
                  Mortgage Revenue Bonds, 1990 Series B, 7.600%, 3/01/23

Portfolio of Investments
Nuveen Flagship Florida Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

 $1,595,000     Pinellas County, Florida, Housing Finance Authority, Single Family         2/05 at 102           AAA      $1,716,300
                  Mortgage Revenue Bonds (Multi-County Program), Series A, 6.650%,
                  8/01/21 (Alternative Minimum Tax)

  3,000,000     Pinellas County, Florida, Housing Finance Authority, Single Family         3/07 at 102           Aaa       3,228,180
                  Mortgage Revenue Bonds (Multi-County Program), Series 1998A,
                  6.850%, 3/01/29 (Alternative Minimum Tax)

  1,050,000     Pinellas County, Florida, Housing Finance Authority, Single Family         3/07 at 102           Aaa       1,076,072
                  Mortgage Revenue (Multi-County Program), Series C, 5.800%,
                  3/01/29 (Alternative Minimum Tax)

  1,160,000     Polk County, Florida, Housing Finance Authority, Series A, 7.150%,         3/01 at 102           Aaa       1,221,758
                  9/01/23
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care  -- 7.1%

  2,735,000     Dade County Health Facilities Authority, Revenue Refunding Bonds,          8/00 at 102            A1       2,928,912
                  Series 1990 (Catholic Health and Rehabilitation Services, Inc.
                  Project), 7.125%, 8/15/09

                Escambia County Health Facilities Authority, Florida, Health
                Facilities Revenue Bonds (Azalea Trace, Inc.), Series 1997:
  1,000,000       6.000%, 1/01/15                                                          1/07 at 102           N/R       1,031,160
  1,595,000       6.100%, 1/01/19                                                          1/07 at 102           N/R       1,657,317

                Jacksonville Health Facilities Authority, Florida, Tax
                Exempt Industrial Development Revenue Bonds (National Benevolent
                Association - Cypress Village Florida Project), Series 1996A:
    690,000       6.125%, 12/01/16                                                        12/06 at 102          Baa1         731,414
  1,000,000       6.250%, 12/01/26                                                        12/06 at 102          Baa1       1,066,640

  1,550,000     Osceola County, Florida, Industrial Development Authority,                 5/01 at 102           AAA       1,678,325
                  Evangelical Lutheran Social Project, 6.750%, 5/01/16

  8,000,000     Palm Beach County, Florida, Health Facilities Authority,                  11/06 at 102             A       8,310,720
                  Retirement Community, Adult Communities Total Services
                  Inc., 5.625%, 11/15/20

  4,000,000     Palm Beach County, Florida, Industrial Development Revenue,               12/06 at 102            A+       4,392,160
                  Lourdes, Noreen McKeen Residence, Geriatric Care Inc.,
                  6.625%, 12/01/26

                Sarasota County, Florida, Health Facility Authority, Health
                Revenue Refunding Facilities, Sunnyside Properties:
    855,000       5.500%, 5/15/01                                                         No Opt. Call           N/R         876,768
    540,000       5.500%, 5/15/02                                                         No Opt. Call           N/R         556,027
    570,000       5.500%, 5/15/03                                                         No Opt. Call           N/R         588,941
    600,000       5.500%, 5/15/04                                                         No Opt. Call           N/R         621,852
    170,000       5.500%, 5/15/05                                                         No Opt. Call           N/R         178,094
  1,000,000       6.000%, 5/15/10                                                          5/06 at 102           N/R       1,036,380
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General -- 4.6%

  4,000,000     State of Florida, Full Faith and Credit, Broward County Expressway        No Opt. Call           AA+       5,712,280
                  Authority, Series of 1984, 9.875%, 7/01/09

  1,000,000     State of Florida, Full Faith and Credit, Broward County Expressway        No Opt. Call           AA+       1,533,380
                  Authority, Series of 1984(General Obligation Bonds), 10.000%, 7/01/14

  2,165,000     State of Florida, Full Faith and Credit, State Board of Education,        No Opt. Call           AA+       3,119,570
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

  2,990,000     Hillsborough County, Florida, Environmentally Sensitive Land               7/02 at 102           Aa3       3,258,951
                  Acquisition and Protection Program Bonds, Series 1992, 6.250%, 7/01/08

  2,000,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997             No Opt. Call           AAA       2,380,300
                  (General Obligation Bonds), 6.500%, 7/01/15

    700,000     Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,         7/07 at 101 1/2             A         708,246
                  5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 14.4%

                The School Board of Brevard County, Florida, Certificates of
                Participation, Series 1996A:
    500,000       5.400%, 7/01/11                                                         No Opt. Call           AAA         539,240
    500,000       5.400%, 7/01/12                                                         No Opt. Call           AAA         536,815
  3,100,000       5.500%, 7/01/21                                                          7/06 at 102           AAA       3,204,098

  4,425,000     The School Board of Dade County, Florida, Certificates of                  5/06 at 101           AAA       4,571,733
                  Participation, Series 1996A, 5.500%, 5/01/25

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$   255,000    Dade County, Florida, Special Obligation Bonds (Courthouse Center             4/04 at 102         AAA    $   280,179
                 Project), Series 1994, 6.300%, 4/01/14

               Dade County, Florida, Special Obligation and Refunding Bonds,
                 Series 1996B:
  4,835,000      0.000%, 10/01/07                                                           No Opt. Call         AAA      3,196,709
  4,585,000      5.000%, 10/01/35                                                           10/06 at 102         AAA      4,471,154

    190,000    Certificates of Participation, Series 1992, The School Board of               2/02 at 100         AAA        202,251
                 Escambia County, Florida, 6.375%, 2/01/12

  1,500,000    Certificates of Participation, The Department of Corrections
                 (State of Florida), Series 1994, 6.000%, 3/01/14                            3/04 at 102          A+      1,607,580

  3,105,000    City of Gulf Breeze, Florida, Local Government Loan Program, Floating        12/99 at 102         AAA      3,329,988
                 Rate Demand Revenue Bonds, Boca Raton Projects, Series 1985 E, 7.750%,
                 12/01/15

  1,000,000    City of Gulf Breeze, Florida, Local Government Loan Program, Floating
                 Rate Demand Revenue Bonds, Series 1985 B, Remarketed, 5.900%, 12/01/15     12/11 at 100         AAA      1,098,980

  5,000,000    The County of Hernando, Florida, Criminal Justice Complex Financing          No Opt. Call         AAA      6,602,950
                 Program 1986 Series, 7.650%, 7/01/16

    250,000    City of Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,         10/02 at 102         AAA        274,653
                 Series 1992, 6.500%, 10/01/13

  1,010,000    Martin County, Florida, Special Assignment Revenue, Tropical Farms Water,
                 5.900%, 11/01/11                                                           11/05 at 100          A2      1,071,519

  1,000,000    Miami Beach, Florida, Redevelopment Agency, City Center Tax Increment        12/04 at 102         BBB      1,021,790
                 Revenue, Historic Convention Village, 5.875%, 12/01/22 (Alternative
                 Minimum Tax)

  4,115,000    School Board of Orange County, Florida, Master Lease Program,
                 Certificates of Participation, Series 1997A, 5.375%, 8/01/22                8/07 at 101         Aaa      4,184,009

  1,000,000    Palm Beach County, Florida, Criminal Justice Facilities Revenue Refunding    No Opt. Call         AAA      1,079,030
                 Bonds, Series 1993, 5.375%, 6/01/10

  1,000,000    Palm Beach County, Florida, School Board, Certificates of Participation,      8/04 at 101         AAA      1,126,880
                 Series A, 6.375%, 8/01/15

  1,000,000    City of Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,        7/99 at 102         AAA      1,053,400
                 Series 1990, 7.250%, 7/01/15

  2,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A      2,096,100
                 1996 Series Y, 5.500%, 7/01/36

  1,950,000    Puerto Rico Highway and Transportation Authority, Transportation Revenue      7/08 at 101           A      1,884,480
                 Bonds, Series A, 5.000%, 7/01/38

  5,000,000    Sunrise Lakes, Florida, Phase 4 Recreation District, Series A, 6.750%,        8/05 at 102         BBB      5,817,400
                 8/01/24

  3,300,000    Tampa, Florida, Utility Tax, 0.000%, 4/01/17                                 No Opt. Call         AAA      1,287,297

  3,170,000    Tampa, Florida, Utilities Tax Improvement Bonds, Series 1997, 0.000%,        No Opt. Call         AAA      1,145,004
                 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation  4.4%

  3,000,000    Broward County, Florida, Port Facilities Revenue Bonds (Port Everglades),    No Opt. Call         AAA      2,901,330
                 Series 1998C, 5.000%, 9/01/27 (Alternative Minimum Tax) (DD)

  1,000,000    Dade County, Florida, Aviation Facilities Revenue Bonds, 1992 Series B,      10/02 at 102         AAA      1,092,670
                 6.55%, 10/01/13 (Alternative Minimum Tax)

               Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                 City of Orlando, Florida, Series 1997:
    500,000      5.750%, 10/01/10 (Alternative Minimum Tax)                                 No Opt. Call         AAA        547,470
  1,250,000      5.250%, 10/01/23 (Alternative Minimum Tax)                                 10/07 at 101         AAA      1,246,438

  1,000,000    Hillsborough County Aviation Authority, Florida, Tampa International         10/06 at 102         AAA      1,071,570
                 Airport Revenue Bonds, (Alternative Minimum Tax) Series 1996B, 5.875%,
                 10/01/23

  2,185,000    Palm Beach County, Florida, Airport System Revenue Refunding Bonds,          No Opt. Call         AAA      2,338,780
                 Series 1991, 7.500%, 10/01/00

Portfolio of Investments
Nuveen Flagship Florida Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                               Optional Call                       Market
     Amount     Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

                Sanford, Florida, Airport Authority, Industrial Development
                Revenue, Central Florida Terminals Inc. Project, Series A:
$ 3,000,000       7.500%, 5/01/15                                                           5/06 at 102          N/R      $3,221,190
  3,270,000       7.750%, 5/01/21                                                           5/06 at 102          N/R       3,572,540
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 13.0%

  1,925,000     City of Boynton Beach, Florida, Water and Sewer Utility, Revenue           11/00 at 102          AAA       2,113,419
                  Bonds, Series 1990, 7.400%, 11/01/15 (Pre-refunded to 11/01/00)

  1,500,000     The School Board of Broward County, Florida, Certificates of                7/00 at 102          AAA       1,623,585
                  Participation, Series 1990A, 7.125%, 7/01/10 (Pre-refunded to 7/01/00)

    250,000     Dade County Health Facilities Authority, Florida, Hospital Revenue         10/99 at 102          AAA         265,135
                  Refunding Bonds, Series 1989 (South Miami Hospital Project), 7.000%,
                  10/01/18 (Pre-refunded to 10/01/99)

  1,500,000     Dade County Health Facilities Authority, Florida, Hospital Revenue         No Opt. Call          AAA       1,624,425
                  Bonds, Series 1991A (Baptist Hospital of Miami Project), 5.750%,
                  5/01/21

    300,000     Dade County Health Facilities Authority, Florida, Hospital Revenue          8/02 at 102          AAA         332,685
                  Refunding Bonds, Series 1992 (North Shore Medical
                  Center Project), 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

    310,000     The School Board of Escambia County, Florida, Certificates of               2/02 at 100          AAA         334,320
                  Participation, Series 1992,  6.375%, 2/01/12 (Pre-refunded to 2/01/02)

    300,000     State of Florida, Full Faith and Credit, Pollution Control Bonds,           7/02 at 101       AA+***         330,558
                  Series Y, Division of Bond Finance of the Department of
                  General Services, 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

  1,160,000     State of Florida, Faith and Credit, State Board of Education, Public       No Opt. Call          AAA       1,182,608
                  Education Capital Outlay Bonds, Series 1986 C, 7.100%, 6/01/07

    335,000     State of Florida, Full Faith and Credit, State Board of Education,         No Opt. Call          AAA         476,655
                  Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14

  5,000,000     State of Florida, Full Faith and Credit, State Board of Education,          6/01 at 101          AAA       5,425,350
                  Public Education Capital Outlay Bonds, Series 1991 B, 6.700%, 6/01/22
                  (Pre-refunded to 6/01/01)

  2,000,000     State of Florida, State Board of Education,Public Education Capital         6/02 at 101          Aaa       2,204,520
                  Outlay Bonds, Series 1991 C, 6.625%, 6/01/17 (Pre-refunded to 6/01/02)

  1,000,000     Hillsborough County Port District, Florida, Tampa Port Authority,          12/00 at 102      Baa1***       1,118,170
                  Revenue Bonds, Series 1990, 8.250%, 6/01/09 (Pre-refunded to 12/01/00)

    250,000     Hillsborough County, Florida, Capital Improvement, Non-Ad Valorem           1/00 at 102         A***         264,090
                  Revenue Bonds (Museum of Science and Industry Project), Series 1992,
                  6.400%, 1/01/12 (Pre-refunded to 1/01/00)

  1,635,000     Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series       8/01 at 102      BBB+***       1,803,585
                  1991A, 7.000%, 8/01/14 (Pre-refunded to 8/01/01)

    250,000     City of Hollywood, Florida, Water and Sewer Revenue Bonds, Series 1991,    10/01 at 102          AAA         276,660
                  6.875%, 10/01/21 (Pre-refunded to 10/01/01)

  1,810,000     Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power    10/00 at 101 1/2          Aaa       1,958,311
                  Supply System Revenue Bonds (Scherer 4 Project, Issue One), Series
                  1991A, 7.000%, 10/01/12 (Pre-refunded to 10/01/00)

  1,500,000     Town of Lady Lake, Florida, Industrial Development Revenue Bonds            7/00 at 102       N/R***       1,694,550
                  (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%,
                  7/01/15 (Pre-refunded to 7/01/00) (Alternative Minimum Tax)

  1,000,000     Martin County Health Facilities Authority, Florida, Hospital Revenue       11/00 at 102          AAA       1,091,330
                  Bonds, Series 1990B (Martin Memorial Hospital South Project), 7.100%,
                  11/15/20 (Pre-refunded to 11/15/00)

  1,050,000     City of Naples, Florida, Hospital Revenue Bonds (Naples Community          10/00 at 102          AAA       1,144,731
                  Hospital, Inc. Project), Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

  3,400,000     North Springs Improvement District, Florida, Water and Sewer Revenue,      10/01 at 102       N/R***       3,883,310
                  8.000%, 10/01/16 (Pre-refunded to 10/01/01)

    145,000     Orange County, Florida, Sales Tax Revenue Bonds, Series 1989,               1/00 at 102          AAA         152,702
                  6.125%, 1/01/19 (Pre-refunded to 1/01/00)

  1,750,000     Orange County, Florida, Tourist Development Tax Revenue Bonds,             10/00 at 102          AAA       1,911,070
                  Series 1990, 7.250%, 10/01/10 (Pre-refunded to 10/01/00)

 Principal                                                                           Optional Call                  Market
    Amount   Description                                                               Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

$1,750,000   Palm Beach County, Florida, Criminal Justice Facilities Revenue           6/00 at 102        AAA   $1,894,253
               Bonds, Series 1990 (General Obligation Bonds), 7.250%, 6/01/11
               (Pre-refunded to 6/01/00)

 1,425,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,      7/01 at 102        Aaa    1,573,870
               7.000%, 7/01/21 (Pre-refunded to 7/01/01)

   500,000   City of St. Petersburg Health Facilities Authority, Florida, Series      12/01 at 102        AAA      556,705
               1985 A (Allegany Health System Loan Program), 7.000%, 12/01/15
               (Pre-refunded to 12/01/01)

 2,000,000   City of St. Petersburg, Florida, Health Facilities Authority,            12/03 at 100        AAA    2,254,120
               Allegany Health System Revenue Bonds, Series 1991 (St. Anthony's
               Health Care Center, Inc.), 6.750%, 12/01/21 (Pre-refunded to
               12/01/03)

 1,610,000   City of St. Petersburg Health Facilities Authority, Florida,             12/01 at 102        AAA    1,792,590
               Allegany Health System Revenue Bonds, Series 1991 (St. Marys
               Hospital, Inc.), 7.000%, 12/01/21 (Pre-refunded to 12/01/01)

 2,500,000   The School Board of Seminole County, Florida, Certificates of             7/04 at 101        AAA    2,863,750
               Participation, Series 1994B, 6.750%, 7/01/14 (Pre-refunded to
               7/01/04)

 1,000,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, Series     12/01 at 102        AAA    1,106,000
               1991 (St. Josephs Hospital, Inc.), 6.750%, 12/01/17 (Pre-refunded to 12/01/01)

 2,000,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, Series     12/04 at 102        AAA    2,294,320
               1994 (St. Josephs Hospital, Inc.) 6.500%, 12/01/23 (Pre-refunded to
               12/01/04)

   335,000   City of Tampa, Florida, Water and Sewer Systems, Series 1992,            10/02 at 101        AAA      363,341
               6.000%, 10/01/17 (Pre-refunded to 10/01/02)

 1,000,000   Turtle Run Community Development District, Coral Springs, Florida,        5/03 at 100      A3***    1,098,040
               Water Management Benefit Tax Refunding Bonds, Series 1993, 6.400%,
               5/01/11 (Pre-refunded to 5/01/03)
--------------------------------------------------------------------------------------------------------------------------
             Utilities--11.0%

 4,210,000   Broward County, Florida, Resource Recovery Revenue Bonds, Series         12/99 at 103         A-    4,534,044
               1984 (SES Broward Company, L.P. South Project), 7.950%, 12/01/08

 6,000,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds,        1/02 at 102         A+    6,528,540
               Series 1992 A (Florida Power Corporation Crystal River Power Plant
               Project), 6.625%, 1/01/27

 1,500,000   City of Gainesville, Florida, Utilities System Revenue Bonds, 1996       10/06 at 102         AA    1,501,080
               Series A, 5.200%, 10/01/22

 2,500,000   Hillsborough County Industrial Development Authority Florida,             8/01 at 103         AA    2,830,900
               Pollution Control Revenue Bonds, (Tampa Electric Company
               Project), Series 1991, 7.875%, 8/01/21

 1,000,000   City of Lakeland, Florida, Electric and Water Revenue Refunding and      No Opt. Call        AAA    1,136,680
               Improvement Bonds (Junior Subordinate Lien), Series 1996B, 6.000%,
               10/01/12

 2,125,000   Lee County, Florida, Solid Waste System, Series 1991A, 7.000%,           10/01 at 102        AAA    2,317,525
               10/01/11 (Alternative Minimum Tax)

 2,000,000   Martin County, Florida, Pollution Control Revenue Refunding Bonds         7/00 at 102        AAA    2,159,320
               (Florida Power and Light Company Project), Series 1990, 7.300%,
               7/01/20

 1,000,000   Orlando, Florida, Utilities Commission, Water and Electric               No Opt. Call        Aa2    1,225,140
               Subordinated Revenue Bonds, Series 1989D, 6.750%, 10/01/17

 1,250,000   Orlando, Florida, Utilities Commission, Water and Electric               10/02 at 102        Aa2    1,329,400
               Subordinated Revenue Bonds, Series 1992A, 6.000%, 10/01/20

 4,000,000   Pinellas County, Florida, Pollution Control Refunding Revenue Bonds       6/01 at 102         A+    4,400,160
               (Florida Power Corporation Anclote and Bartow Power Plants
               Project), Series 1991, 7.200%, 12/01/14

 6,000,000   Polk County Industrial Development Authority, Florida, Solid Waste       12/06 at 102       A-1+    6,332,520
               Disposal Facility Revenue Bonds (Tampa Electric Company Project),
               Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

 3,000,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds             2/01 at 102        AA-    3,259,020
               (Florida Power and Light Company Project), Series 1991, 7.150%,
               2/01/23 (Alternative Minimum Tax)

 2,000,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds             5/02 at 102        AA-    2,177,640
               (Florida Power and Light Company Project), 6.700%, 5/01/27
               (Alternative Minimum Tax)

                    Portfolio of Investments
                    Nuveen Flagship Florida Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                         Optional Call                  Market
      Amount  Description                                                              Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------------
              Water and Sewer - 7.1%

$  1,000,000  The Governmental Utility Services Corporation of the City of Bessemer,     6/08 at 102      AAA $    993,720
                Alabama, Water Supply Revenue Bonds, Series 1998, 5.250%,
                6/01/32 (DD)

   1,000,000  City of Callaway/Bay County, Florida, Wastewater System Revenue Bonds,     9/06 at 102      AAA    1,087,990
                Series 1996A, 6.000%, 9/01/26

              Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1997:
   3,000,000    5.250%, 10/01/21                                                        10/07 at 101      AAA    3,017,610
   7,500,000    5.250%, 10/01/26                                                        10/07 at 101      AAA    7,537,650

   1,000,000  Town of Davie, Florida, Water and Sewer Improvement and Refunding,        10/02 at 102      AAA    1,088,840
                Revenue Bonds, Series 1992, 6.250%, 10/01/17

     600,000  The City of Daytona Beach, Florida, Water and Sewer Revenue Bonds,        11/02 at 102      AAA      645,840
                Series 1992, 6.000%, 11/15/14

   2,000,000  Escambia County Utilities Authority, Florida, Utility System Revenue      No Opt. Call      AAA      881,520
                Bonds, Series 1992B, 0.000%, 1/01/15

   2,250,000  Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series      8/01 at 102      AAA    2,434,478
                1991A, 6.500%, 8/01/16

   3,500,000  Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series      8/01 at 102      AAA    3,786,965
                1991B, 6.500%, 8/01/16

     375,000  City of Jacksonville, Florida, Water and Sewer Development Revenue Bonds,  6/02 at 102        A      407,190
                Series 1992 (Jacksonville Suburban Utilities Corporation Project),
                6.750%, 6/01/22 (Alternative Minimum Tax)

     250,000  Town of Jupiter, Florida, Water Revenue Bonds, Series 1992B, 6.250%,      10/01 at 102      AAA      271,905
                10/01/18

              Manatee County, Florida, Public Utilities Revenue Refunding and
                Improvement Bonds, Series 1991 C:
   1,850,000    0.000%, 10/01/08                                                        No Opt. Call      AAA    1,167,756
   2,800,000    0.000%, 10/01/09                                                        No Opt. Call      AAA    1,677,423

     500,000  Orange County, Florida, Water Utilities System Revenue Bonds, Series       4/02 at 102      AAA      540,769
                1992, 6.250%, 10/01/17

     165,000  City of Tampa, Florida, Water and Sewer Systems Revenue Bonds, Series     10/02 at 101      AAA      176,341
                1992, 6.000%, 10/01/17
--------------------------------------------------------------------------------------------------------------------------
$343,926,000  Total Investments - (cost $327,968,234) - 98.9%                                                  357,734,891
============--------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.1%                                                               4,004,015
              ------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                               $361,738,906
              ============================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD) Security purchased on a delayed delivery basis (note 1).


N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship Florida Intermediate Municipal Bond Fund May 31, 1998

Principal                                                                            Optional Call                 Market
   Amount    Description                                                               Provisions* Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------
             Forest and Paper Products - 1.7%

$ 200,000    Escambia County, Florida, Pollution Control Refunding Bonds, Champion    11/02 at 102      Baa1     $219,594
               International Project, Series 1992, 6.950%, 11/01/07
-------------------------------------------------------------------------------------------------------------------------
             Health Care - 10.7%

  200,000    Alachua County Health Facilities Authority, Florida, Health Facilities   12/06 at 102       AAA      215,430
               Revenue Bonds, Shands Teaching Hospital and Clinics, Inc. Project,
               Series 1996A, 5.300%, 12/01/08

  200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Health Care    No Opt. Call         A      196,834
               Facilities Bonds (Halifax Management System, Inc. Project), 1998
               Series A, 4.600%, 4/01/08

  200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Hospital       10/07 at 102       AAA      209,194
               Revenue Refunding and Improvement Bonds, 1997 Series A, 5.000%,
               10/01/08

  250,000    Hospital Board of Directors of Lee County, Florida, Hospital Bonds (Lee   4/07 at 102       AAA      268,940
               Memorial Health System), Fixed Rate Hospital Bonds, 1997 Series A,
               5.400%, 4/01/09

  200,000    Leesburg, Florida, Hospital Refunding, Leesburg Regional Medical Center   7/06 at 102         A-     214,072
               Project A, 5.600%, 7/01/08

  250,000    City of Tampa, Florida, Health System Revenue Bonds, Catholic Health     No Opt. Call       AAA      269,993
               East Issue, Series 1998A-1, 5.500%, 11/15/12
-------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.7%

  300,000    Brevard County Housing Finance Authority, Multi-Family Housing            2/06 at 101       AAA      341,061
               Refunding Bonds (Windover Oaks and Windover Health Club Apartments
               Projects), Series 1996A, 6.900%, 2/01/27

  500,000    Housing Finance Authority of Polk County, Multi-family Housing Bonds      7/05 at 101       AAA      521,380
               (Winter Oaks Apartments Project), Series 1997A, 5.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.8%

  190,000    Escambia County Housing Finance Authority, Single Family Mortgage Bonds   4/07 at 102       Aaa      197,822
               (Multi County Program), Series 1997A , 5.500%, 4/01/08 (Alternative
               Minimum Tax)

  180,000    Florida Housing Finance Agency, Single Family, 6.000%, 1/01/04           No Opt. Call       AAA      187,205
               (Alternative Minimum Tax)

  345,000    Orange County Housing Finance Authority, Single Family Mortgage Bonds     9/07 at 102       AAA      356,951
               (GNMA and Fannie Mae Mortgage Backed Securities Program), Series 1997B,
               5.400%, 9/01/09 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
             Long Term Care - 3.0%

  165,000    Jacksonville Health Facilities Authority, Tax Exempt Industrial          No Opt. Call      Baa1      178,839
               Development Bonds (National Benevolent Association - Cypress Village
               Florida Project), Series 1996A, 5.850%, 12/01/06

  200,000    Sarasota County, Florida, Health Facility Authority, Refunding Health    No Opt. Call       N/R      209,522
               Facilities, Sunnyside Properties, 5.500%, 5/15/05
-------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.6%

  200,000    The School District of Dade County, Florida, General Obligation           7/06 at 101       AAA      201,610
               Refunding School Bonds, Series 1996, 4.500%, 7/15/08

  500,000    Duval County School District, General Obligation Refunding Bonds,         8/02 at 102       AAA      537,005
               Series 1992, 6.300%, 8/01/08

  225,000    State of Florida, Full Faith and Credit, Broward County Expressway       No Opt. Call       AA+      321,316
               Authority, Series of 1984, 9.875%, 7/01/09

  100,000    State of Florida, Full Faith and Credit, State Board of Education,        6/02 at 101       AA+      107,305
               Public Education Capital Outlay Bonds, Series 1992A, 6.000%, 6/01/07

  325,000    Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,      11/03 at 102       BBB      330,571
               11/15/04

Portfolio of Investments
Nuveen Flagship Florida Intermediate Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

$   275,000     The City of New York, General Obligation Bonds, Fiscal 1997            8/06 at 101 1/2            A3        $307,445
                  Series A, Fixed Rate Tax-Exempt Bonds, 6.250%, 8/01/08

    200,000     Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,          No Opt. Call             A         211,320
                  General Obligation Bonds, Series 1993, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 26.3%

   200,000      Broward County, Florida, Professional Sports Facilities Tax and            9/06 at 101           AAA         213,140
                  Revenue Bonds (Broward County Civic Arena Project), Series
                  1996A, 5.200%, 9/01/07

    100,000     Dade County, Florida, School Board, Certificates of Participation,        No Opt. Call           AAA         106,370
                  Series 1994A, 5.375%, 5/01/04

    190,000     Dade County, Florida, Special Obligation and Refunding Bonds,         10/08 at 98 7/32           AAA         113,825
                  Series 1996B, 0.000%, 10/01/09

    325,000     Florida Ports Financing Commission, Revenue Bonds (State                  No Opt. Call           AAA         337,165
                  Transportation Trust Fund), Series 1996, 5.000%, 6/01/07
                  (Alternative Minimum Tax)

    250,000     State of Florida, Department of Environmental Protection,                  7/05 at 101           AAA         270,323
                  Preservation 2000 Revenue Bonds, Series 1995A, 5.500%, 7/01/06

    405,000     Gulf Breeze Local Government Loan Program Bonds, Remarketed Series        12/06 at 101           AAA         440,166
                  1985-B, 5.600%, 12/01/15

    100,000     Gulf County, Florida, Gas Tax Refunding and Improvement Bonds,            10/05 at 102           AAA         105,096
                  Series 1995, 5.000%, 10/01/07

    145,000     School District of Gulf County, Florida Sales Tax Revenue Bonds,           6/07 at 101            AA         152,222
                  Series 1997, 5.200%, 6/01/08

    200,000     Hillsborough County, Florida, Capital Improvement Program Refunding        8/06 at 102           AAA         206,228
                  Revenue Bonds, Series 1996, 4.800%, 8/01/08

    150,000     Indian Trace Community Development District (Broward County,               5/05 at 102           AAA         162,180
                  Florida), Water Management Special Benefit Refunding Bonds,
                  Series 1995A, 5.500%, 5/01/06

    400,000     Lee County, Florida, Capital Revenue Refunding, Series A, 5.750%,         No Opt. Call           AAA         445,664
                  10/01/11

    290,000     Levy County, Florida, School Board Certificates of Participation,          7/05 at 102            AA         309,874
                  5.500%, 7/01/06

    125,000     Lynn Haven, Florida, Special Project, 5.250%, 10/01/05 (Alternative       No Opt. Call           AAA         130,916
                  Minimum Tax)

    250,000     Martin County, Florida, Special Assessment Tropical Farms Water,          No Opt. Call            A2         267,425
                  5.600%, 11/01/05

    125,000     Pembroke Pines, Florida, Special Assessment, No. 94, 5.750%, 11/01/05     No Opt. Call          Baa1         134,110
------------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 16.2%

    350,000     Dade County, Florida, Aviation Refunding Bonds, Miami International       No Opt. Call           AAA         379,033
                  Airport, Series 1994A, 6.250%, 10/01/02 (Alternative Minimum Tax)

    500,000     Dade County, Florida, Seaport Refunding Bonds, Series 1995, 6.200%,       No Opt. Call           AAA         577,460
                  10/01/10

    200,000     Greater Orlando Aviation Authority, Airport Facilities Bonds, City        No Opt. Call           AAA         218,988
                  of Orlando, Florida, Series 1997, 5.750%,10/01/10
                  (Alternative Minimum Tax)

    200,000     Hillborough County Aviation Authority, Tampa International Airport        10/06 at 101           AAA         218,298
                  Refunding Bonds, Series 1997A, 5.750%, 10/01/07
                  (Alternative Minimum Tax)

    200,000     Pensacola, Florida, Airport Revenue, Series B, 5.400%, 10/01/07           No Opt. Call           AAA         213,118
                  (Alternative Minimum Tax)

    250,000     Sanford Airport Authority, Industrial Development Bonds (Central          No Opt. Call           N/R         266,445
                  Florida Terminals Inc. Project), Series 1997C, 6.750%, 5/01/05

    200,000     Sarasota-Manatee Airport Authority, Airport System Refunding Bonds,        8/06 at 102           AAA         214,146
                  Series 1996, 5.250%, 8/01/08
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 0.7%

    145,000     Dade County Special Obligation and Refunding Bonds,                   10/08 at 98 7/32           AAA          87,399
                  Series 1996B, 0.000%, 10/01/09


  Principal                                                                              Optional Call                        Market
     Amount     Description                                                                Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 4.8%

$   120,000     Jacksonville Electric Authority (Jacksonville, Florida), St. John's        4/06 at 101            AA     $   123,574
                  River Power Park System Refunding Bonds, Issue Two, Series 15,
                  4.750%, 10/01/07

    375,000     Pasco County Solid Waste Disposal and Resource Recovery System,            4/07 at 101           AAA         390,622
                  Series B, 5.250%, 4/01/09 (Alternative Minimum Tax)

    100,000     City of St. Lucie, Florida, Utility System Bonds, Series 1994,            No Opt. Call           AAA         107,278
                  5.500%, 9/01/04
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 8.2%

    485,000     City of Auburndale, Water and Sewer Bonds, Series 1995, 5.375%,           12/05 at 102           AAA         522,582
                  12/01/08

    250,000     Lee County Industrial Development Authority, Utilities Refunding,         11/06 at 101           AAA         269,847
                  Bonita Springs Utilities Project, 5.450%, 11/01/07
                  (Alternative Minimum Tax)

    250,000     City of Plant City, Utility System Refunding and Improvement Bonds,       10/04 at 101           AAA         267,298
                  Series 1995, 5.400%, 10/01/06
------------------------------------------------------------------------------------------------------------------------------------
$12,085,000     Total Investments -- (cost $12,102,272)  99.7%                                                            12,854,201
===========-------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.3%                                                                         41,675
                --------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                       $12,895,876
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.
N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998


                                                                                                            Florida
                                                                                     Florida           Intermediate
-------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $357,734,891            $12,854,201
Cash                                                                               1,317,792                     --
Receivables:
  Fund manager (note 6)                                                                   --                  1,467
  Interest                                                                         5,858,350                182,062
  Investments sold                                                                 2,280,787                     --
  Shares sold                                                                        256,323                     --
Other assets                                                                         209,770                 23,390
-------------------------------------------------------------------------------------------------------------------
    Total assets                                                                 367,657,913             13,061,120
-------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                            --                 57,965
Payables:
  Investments purchased                                                            3,866,173                     --
  Shares redeemed                                                                    300,200                 22,732
Accrued expenses:
  Management fees (note 6)                                                           164,022                     --
  12b-1 distribution and service fees (notes 1 and 6)                                 57,316                  4,408
  Other                                                                               14,947                 32,522
Dividends payable                                                                  1,516,349                 47,617
-------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                              5,919,007                165,244
-------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $361,738,906            $12,895,876
===================================================================================================================
Class A Shares (note 1)
Net assets                                                                      $292,398,509            $ 7,984,203
Shares outstanding                                                                26,717,796                761,539
Net asset value and redemption price per share                                  $      10.94            $     10.48
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% and 3.00%, respectively,
  of offering price)                                                            $      11.42            $     10.80
===================================================================================================================
Class B Shares (note 1)
Net assets                                                                      $  5,266,234                    N/A
Shares outstanding                                                                   480,837                    N/A
Net asset value, offering and redemption price per share                        $      10.95                    N/A
===================================================================================================================
Class C Shares (note 1)
Net assets                                                                      $  7,645,837            $ 4,788,248
Shares outstanding                                                                   698,421                457,108
Net asset value, offering and redemption price per share                        $      10.95            $     10.48
===================================================================================================================
Class R Shares (note 1)
Net assets                                                                      $ 56,428,326            $   123,425
Shares outstanding                                                                 5,157,580                 11,751
Net asset value, offering and redemption price per share                        $      10.94            $     10.50
===================================================================================================================

N/A  Florida Intermediate is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended May 31, 1998


                                                                                                       Florida
                                                                                   Florida        Intermediate
--------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                     $21,489,333          $  653,564
--------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                         1,936,305              69,185
12b-1 service fees  Class A (notes 1 and 6)                                        589,283              17,499
12b-1 distribution and service fees  Class B (notes 1 and 6)                        25,088                 N/A
12b-1 distribution and service fees  Class C (notes 1 and 6)                        49,426              27,906
Shareholders' servicing agent fees and expenses                                    172,328              13,049
Custodian's fees and expenses                                                       82,430              41,694
Trustees' fees and expenses (note 6)                                                 7,479                 230
Professional fees                                                                   11,695              14,950
Shareholders' reports  printing and mailing expenses                                69,455                 986
Federal and state registration fees                                                  3,957               2,062
Organizational expenses (note 1)                                                        --               9,125
Other expenses                                                                       6,080                 833
--------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                      2,953,526             197,519
     Expense reimbursement (note 6)                                                     --             (78,150)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                                     2,953,526             119,369
--------------------------------------------------------------------------------------------------------------
Net investment income                                                           18,535,807             534,195
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                   1,741,055             107,442
Net change in unrealized appreciation or depreciation of investments             9,935,425             436,659
--------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       11,676,480             544,101
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $30,212,287          $1,078,296
==============================================================================================================
N/A  Florida Intermediate is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                    Statement of Changes in Net Assets


                                                                                              Florida
                                                                                 ----------------------------------
                                                                                     Year Ended          Year Ended
                                                                                        5/31/98            5/31/97*
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $   18,535,807       $  17,560,647
Net realized gain (loss) from investment transactions (notes 1 and 4)                 1,741,055           1,079,346
Net change in unrealized appreciation or depreciation of investments                  9,935,425           5,172,708
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                           30,212,287          23,812,701
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                            (15,043,556)        (16,417,162)
 Class B                                                                               (111,486)             (6,544)
 Class C                                                                               (298,769)           (136,909)
 Class R                                                                             (2,978,766)           (978,903)
From accumulated net realized gains from investment transactions:
 Class A                                                                               (232,327)            (27,453)
 Class B                                                                                 (2,178)                 --
 Class C                                                                                 (5,383)               (288)
 Class R                                                                                (44,456)                 --
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                           (18,716,921)        (17,567,259)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of Nuveen Florida
 (note 1)                                                                                    --          65,696,034
Net proceeds from shares issued as a capital contribution                                    --              33,360
Net proceeds from sale of shares                                                     40,781,150          30,465,913
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                        8,503,896           5,587,408
-------------------------------------------------------------------------------------------------------------------
                                                                                     49,285,046         101,782,715
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                             (56,173,488)        (70,527,219)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                   (6,888,442)         31,255,496
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 4,606,924          37,500,938
Net assets at the beginning of year                                                 357,131,982         319,631,044
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $  361,738,906       $ 357,131,982
-------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                    $      124,359       $      21,129
-------------------------------------------------------------------------------------------------------------------


                                                                                          Florida Intermediate
                                                                                  ------------------------------------
                                                                                       Year Ended           Year Ended
                                                                                          5/31/98            5/31/97**
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                              $      534,195         $    424,132
Net realized gain (loss) from investment transactions (notes 1 and 4)                     107,442             (26,511)
Net change in unrealized appreciation or depreciation of investments                      436,659              223,395
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              1,078,296              621,016
----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                 (392,518)            (312,115)
 Class B                                                                                      N/A                  N/A
 Class C                                                                                 (147,457)            (123,497)
 Class R                                                                                   (5,061)                (406)
From accumulated net realized gains from investment transactions:
 Class A                                                                                  (33,206)             (11,177)
 Class B                                                                                      N/A                  N/A
 Class C                                                                                  (14,348)              (5,494)
 Class R                                                                                     (465)                  --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (593,055)            (452,689)
----------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of Nuveen Florida
 (note 1)                                                                                      --                   --
Net proceeds from shares issued as a capital contribution                                      --                   --
Net proceeds from sale of shares                                                        4,430,671           13,641,821
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                            333,039              160,751
----------------------------------------------------------------------------------------------------------------------
                                                                                        4,763,710           13,802,572
----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                (8,550,783)          (5,846,919)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                     (3,787,073)           7,955,653
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  (3,301,832)           8,123,980
Net assets at the beginning of year                                                    16,197,708            8,073,728
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                      $   12,895,876         $ 16,197,708
----------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                      $           53         $     10,894
----------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Florida and four months of Florida (note 1).

** Information represents eight months of Flagship Florida Intermediate and four months of Florida Intermediate (note 1).

N/A -- Florida Intermediate is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General information and significant accounting policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Florida Municipal Bond Fund and the Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December, 1996.

After the close of business on January 31, 1997, Flagship Florida Double Tax Exempt Fund ("Flagship Florida") and Nuveen Florida Tax-Free Value Fund ("Nuveen Florida") reorganized into Nuveen Flagship Florida Municipal Bond Fund ("Florida"). Flagship Florida Intermediate Tax Exempt Fund ("Flagship Florida Intermediate") was reorganized into the Trust and renamed Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate"). Prior to these reorganizations, Flagship Florida and Flagship Florida Intermediate were each a sub-trust of Flagship Tax Exempt Funds Trust, while Nuveen Florida was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Florida had a fiscal year end of January 31 prior to being reorganized into Florida which has a May 31 fiscal year end.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.


Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Florida had outstanding delayed delivery purchase commitments of $3,866,173. Florida Intermediate had no such outstanding purchase commitments.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.


Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Florida also offers Class B shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without any up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.


Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.


Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


Organizational Expenses

The organizational expenses incurred on behalf of Florida Intermediate (approximately $27,400) are being reimbursed to the Adviser on a straight line basis over a period of three years. As of May 31, 1998, $18,246 has been reimbursed.

---
24

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                         Florida
                                                      ------------------------------------------------------------------------------
                                                                Year Ended                                    Year Ended
                                                                  5/31/98                                      5/31/97*
                                                      ------------------------------------------------------------------------------
                                                          Shares            Amount                       Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares issued in the
 reorganization of Nuveen Florida:
 Class A                                                      --      $         --                    1,049,952   $ 11,119,107
 Class B                                                      --                --                           --             --
 Class C                                                      --                --                       33,855        358,702
 Class R                                                      --                --                    5,119,701     54,218,225
Shares issued as a capital contribution:
 Class A                                                      --                --                          788          8,340
 Class B                                                      --                --                          788          8,340
 Class C                                                      --                --                          787          8,340
 Class R                                                      --                --                          788          8,340
Shares sold:
 Class A                                               2,575,627        28,008,973                    2,325,105     24,486,690
 Class B                                                 420,285         4,565,047                       72,980        773,584
 Class C                                                 328,848         3,571,148                      363,870      3,832,018
 Class R                                                 428,140         4,635,982                      129,989      1,373,621
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                                 606,794         6,557,242                      488,917      5,143,242
 Class B                                                   3,957            43,099                          211          2,219
 Class C                                                  14,699           159,154                        3,197         33,754
 Class R                                                 160,928         1,744,401                       38,779        408,193
------------------------------------------------------------------------------------------------------------------------------------
                                                       4,539,278        49,285,046                    9,629,707    101,782,715
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                              (4,482,418)      (48,620,708)                  (6,499,240)   (68,393,215)
 Class B                                                 (17,384)         (188,950)                          --             --
 Class C                                                (128,897)       (1,402,431)                     (30,973)      (324,954)
 Class R                                                (548,970)       (5,961,399)                    (171,775)    (1,809,050)
------------------------------------------------------------------------------------------------------------------------------------
                                                      (5,177,669)      (56,173,488)                  (6,701,988)   (70,527,219)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                 (638,391)     $ (6,888,442)                   2,927,719   $ 31,255,496
====================================================================================================================================

* Information represents eight months of Flagship Florida and four months of Florida (note 1).

                                                                             Florida Intermediate
                                            --------------------------------------------------------------------------------------
                                                        Year Ended                                        Year Ended
                                                          5/31/98                                          5/31/97*
                                            --------------------------------------------------------------------------------------
                                             Shares                     Amount                   Shares                     Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                    197,777                $ 2,070,816                1,278,167                $12,883,393
 Class C                                    223,409                  2,320,053                   65,754                    657,819
 Class R                                      3,848                     39,802                   10,011                    100,609
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                     21,496                    222,450                   11,064                    110,935
 Class C                                     10,174                    105,150                    4,973                     49,816
 Class R                                        523                      5,439                       --                         --
----------------------------------------------------------------------------------------------------------------------------------
                                            457,227                  4,763,710                1,369,969                 13,802,572
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                   (755,341)                (7,744,442)                (496,941)                (5,002,329)
 Class C                                    (74,731)                  (779,251)                 (83,942)                  (844,590)
 Class R                                     (2,631)                   (27,090)                      --                         --
----------------------------------------------------------------------------------------------------------------------------------
                                           (832,703)                (8,550,783)                (580,883)                (5,846,919)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (375,476)               $(3,787,073)                 789,086                $ 7,955,653
==================================================================================================================================
*Information represents eight months of Flagship Florida Intermediate and four months of Florida Intermediate (note 1).

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                                                      Florida
                                                                        Florida  Intermediate
---------------------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                 $.0460        $.0390
 Class B                                                                  .0395           N/A
 Class C                                                                  .0410         .0345
 Class R                                                                  .0480         .0410
=============================================================================================
N/A - Florida Intermediate is not authorized to issue Class B Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                          Florida
                                            Florida  Intermediate
-----------------------------------------------------------------
Purchases:
 Investments in municipal securities    $48,546,507    $4,507,698
 Temporary municipal investments         17,200,000     3,900,000
Sales:
 Investments in municipal securities     55,569,699     5,033,441
 Temporary municipal investments         17,200,000     3,900,000
=================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                  Florida
                                   Florida   Intermediate
---------------------------------------------------------
Gross unrealized:
 appreciation                  $29,856,079       $752,739
 depreciation                      (89,422)          (810)
---------------------------------------------------------
Net unrealized appreciation    $29,766,657       $751,929
=========================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value     Management Fee
------------------------------------------------
For the first $125 million            .5500 of 1%
For the next $125 million             .5375 of 1
For the next $250 million             .5250 of 1
For the next $500 million             .5125 of 1
For the next $1 billion               .5000 of 1
For net assets over $2 billion        .4750 of 1
================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares of approximately $487,800 and $22,400 for Florida and Florida Intermediate, respectively, of which approximately $419,200 and $21,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with approximately $251,700 and $18,000 in commission advances at the time of purchase for Florida and Florida Intermediate, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Florida during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for Florida, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained approximately $46,300 and $10,300 in such 12b-1 fees for Florida and Florida Intermediate, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $9,900 and $2,600 of CDSC on share redemptions for Florida and Florida Intermediate, respectively, during the fiscal year ended May 31, 1998.


7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                 Florida
                                                                Florida     Intermediate
----------------------------------------------------------------------------------------
Capital paid-in                                               $331,003,387   $12,110,982
Balance of undistributed net investment income                     124,359            53
Accumulated net realized gain from investment transactions         844,503        32,912
Net unrealized appreciation of investments                      29,766,657       751,929
----------------------------------------------------------------------------------------
Net assets                                                    $361,738,906   $12,895,876
========================================================================================

                             Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                           Investment Operations               Less Distributions
                                        -------------------------------  ------------------------------
                                                            Net
                             Beginning                Realized/                                          Ending
                                   Net         Net   Unrealized                  Net                        Net
Year Ended                       Asset  Investment   Investment           Investment   Capital            Asset        Total
May 31,                          Value   Income(a)  Gain (Loss)   Total       Income      Gain    Total   Value    Return(b)
------------------------------------------------------------------------------------------------------------------------------
FLORIDA**

Class A (6/90)
1998                            $10.60        $.56        $ .34    $.90       $(.55)    $(.01)   $(.56)   $10.94        8.67%
1997                             10.39         .56          .21     .77        (.56)       --     (.56)    10.60        7.59
1996                             10.63         .57         (.24)    .33        (.57)       --     (.57)    10.39        3.14
1995                             10.38         .58          .26     .84        (.59)       --     (.59)    10.63        8.43
1994                             10.76         .60         (.38)    .22        (.60)       --     (.60)    10.38        2.00

Class B (2/97)
1998                             10.61         .48          .35     .83        (.48)     (.01)    (.49)    10.95        7.89
1997(c)                          10.59         .16          .02     .18        (.16)       --     (.16)    10.61        1.70

Class C (9/95)
1998                             10.60         .50          .36     .86        (.50)     (.01)    (.51)    10.95        8.20
1997                             10.39         .50          .21     .71        (.50)       --     (.50)    10.60        7.00
1996(c)                          10.65         .35         (.26)    .09        (.35)       --     (.35)    10.39        1.30*

Class R (2/97)
1998                             10.60         .58          .35     .93        (.58)     (.01)    (.59)    10.94        8.91
1997(c)                          10.59         .19          .01     .20        (.19)       --     (.19)    10.60        1.93
==============================================================================================================================
FLORIDA INTERMEDIATE***

Class A (2/94)
1998                            $10.09        $.46        $ .44    $.90       $(.47)    $(.04)   $(.51)   $10.48        9.06%
1997                              9.88         .45          .25     .70        (.47)     (.02)    (.49)    10.09        7.16
1996                             10.05         .46         (.12)    .34        (.46)     (.05)    (.51)     9.88        3.41
1995                              9.66         .46          .33     .79        (.40)       --     (.40)    10.05        8.42
1994(c)                           9.70         .12         (.04)    .08        (.12)       --     (.12)     9.66        1.75*

Class C (2/94)
1998                             10.08         .40          .45     .85        (.41)     (.04)    (.45)    10.48        8.61
1997                              9.88         .40          .23     .63        (.41)     (.02)    (.43)    10.08        6.47
1996                             10.05         .40         (.11)    .29        (.41)     (.05)    (.46)     9.88        2.88
1995                              9.66         .40          .33     .73        (.34)       --     (.34)    10.05        7.80
1994(c)                           9.70         .11         (.06)    .05        (.09)       --     (.09)     9.66        1.33*

Class R (2/97)
1998                             10.11         .48          .44     .92        (.49)     (.04)    (.53)    10.50        9.29
1997(c)                          10.20         .12         (.09)    .03        (.12)       --     (.12)    10.11         .32
==============================================================================================================================


                                      Ratios/Supplemental
--------------------------------------------------------------------------------------------
                                         Ratio                          Ratio
                                        of Net                         of Net
                      Ratio of      Investment        Ratio of     Investment
                      Expenses          Income        Expenses      Income to
                    to Average      to Average      to Average        Average
                    Net Assets      Net Assets      Net Assets     Net Assets
                        Before          Before           After          After    Portfolio
  Ending Net       Reimburse-       Reimburse-      Reimburse-     Reimburse-     Turnover
Assets (000)              ment            ment        ment (a)       ment (a)         Rate
--------------------------------------------------------------------------------------------
    $292,399              .84%           5.13%            .84%          5.13%          14%
     296,970              .96            5.20             .82           5.34           54
     318,456             1.02            5.17             .83           5.36           94
     341,374             1.04            5.40             .73           5.71           53
     372,082             1.00            5.09             .58           5.51           32

       5,266             1.59            4.35            1.59           4.35           14
         785             1.58*           4.52*           1.58*          4.52*          54

       7,646             1.39            4.58            1.39           4.58           14
       5,130             1.46            4.64            1.35           4.75           54
       1,175             1.55*           4.42*           1.38*          4.59*          94

      56,428              .64            5.33             .64           5.33           14
      54,247              .64*           5.55*            .64*          5.55*          54
--------------------------------------------------------------------------------------------

    $  7,984             1.41%           3.79%            .79%          4.41%          36%
      13,089             1.80            3.42             .73           4.49           35
       4,995             1.67            3.57             .76           4.48           66
       3,898             3.54            1.87             .67           4.74          105
         964             6.70*          (2.62)*           .29*          3.79*          28

       4,788             1.96            3.24            1.34           3.86           36
       3,008             2.56            2.71            1.28           3.99           35
       3,079             2.25            2.97            1.34           3.88           66
       1,765             4.53             .85            1.19           4.19          105
       1,058             7.38*          (3.28)*           .68*          3.42*          28

         123             1.21            4.00             .59           4.62           36
         101             1.21*           3.82*            .56*          4.47*          35
--------------------------------------------------------------------------------------------

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Florida Intermediate.
(a) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio--one that balances different types of investments, levels of risk and tax management--can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(TM)
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Il. 60606-1286
www.nuveen.com

         NUVEEN
         MUNICIPAL
         BOND FUNDS



         May 31, 1998


         Annual Report



         Dependable, tax-free income
         to help you keep more of
         what you earn.

[PICTURE APPEARS HERE]

         Maryland

         Pennsylvania

         Virginia

                     Highlights

                     As of May 31, 1998
                     For Class A shares on net asset value



--------------------------------------------------------------------------------
 Credit Quality                         Performance Highlights
--------------------------------------------------------------------------------

Nuveen Maryland Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        66%             . High credit quality with 88% of the
AA                      22%               assets in AAA and AA rated securities
A                        4%
BBB/NA                   8%             . One-year total return of 7.95%

                                        . Taxable equivalent yield of 6.22%*

Nuveen Flagship Pennsylvania Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        40%             ****Four-star rating by Morningstar**
AA                       6%
A                       19%             Steady dividend for 12 consecutive
BBB/NA                  33%             months

                                        Ranked in the top 10% of Pennsylvania
                                        municipal bond funds for the one-year
                                        period by Lipper

Nuveen Flagship Virginia Municipal Bond Fund

                           [PIE CHART APPEARS HERE]

AAA/Pre-refunded        34%             ****Four-star rating by Morningstar**
AA                      30%
A                       24%             One-year total return of 9.30%
BBB/NA                  12%
                                        Taxable equivalent yield of 6.95%*


* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.

**The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Class A shares of the Pennsylvania fund earned four stars for each of the three-, five- and 10-year periods ended 5/31/98. Class A shares of the Virginia fund earned four, four and three stars for the three-, five- and 10-year periods ended 5/31/98. In an investment category, 10% of the funds receive five stars, 22.5% receive four stars, and 22.5% receive three stars. 1,548 municipal bond funds were rated for the three-year period, 819 for the five-year period and 348 for the 10-year period, each ended 5/31/98.


   Contents
 1 Dear Shareholder
 4 Maryland Commentary and Overview
 6 Pennsylvania Commentary and Overview
 8 Virginia Commentary and Overview
10 Report of Independent Public Accountants
11 Portfolio of Investments
24 Statement of Net Assets
25 Statement of Operations
26 Statement of Changes in Net Assets
28 Notes to Financial Statements
35 Financial Highlights
40 Building Better Portfolios
41 Fund Information


Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

[X] Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

[X] Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

[X] Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

[X] Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser
- and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder


[PHOTO OF TIMOTHY R.
SHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to share with you this performance report for the Nuveen Maryland, Pennsylvania and Virginia municipal bond funds. Over the past 12 months, the funds in this report continued to meet their objectives of providing you with attractive tax-free income and after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of

----

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."


its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year. Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

would help the funds achieve their investment objectives.

Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund.

This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Maryland Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager John Gambla discusses fund performance, the municipal market, and key investment strategies for the Maryland fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Like many other states, Maryland has benefited from the expansion in the national economy. Higher income and sales tax receipts have flowed into state and county coffers, bringing increased financial flexibility to many municipal issuers. The state's once-sluggish economy has shown improvement, although employment and income growth rates remain at or below national averages, and below those of neighboring states as well.

This spring, the Maryland legislature voted to accelerate the income tax reduction it passed last year. As a result, income taxes will be reduced 5% this year, more than the 2% originally planned. Because it could present financial challenges in future years, the tax reduction program remains a credit concern.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Maryland Municipal Bond Fund was 7.95%, which is equivalent to a taxable return of 10.52% for investors in the 34.4% combined federal and state income tax bracket. The total return compares to the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and the fund's Lipper peer group average of 8.60%. The key reason for the fund's underperformance of these two measures is the Maryland fund's shorter duration (5.36 years compared with 7.11 years for the index). Duration is a measure of price volatility in reaction to changes in interest rates. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it outperform in a market downturn. With its focus on income, the fund provided a competitive yield of 4.08%, which is equivalent to a taxable yield of 6.22% for investors in the 34.4% combined federal and state income tax bracket.

Key Strategies

During the year, the Maryland fund maintained a defensive structure focused on high-quality bonds with dependable income - as evidenced by the fact that 88% of the portfolio is invested in AAA and AA bonds. We also focused on reducing the fund's exposure to bond calls when possible, which remained a challenge since many of the new bonds issued during the year lacked good call protection. Given this environment, the fund did face a significant number of bond calls during the year, which affected its income level. However, we sought higher-yielding bonds that would help support the dividend and found good value in both housing securities and insured bonds in all sectors during the past year.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 19% of the portfolio invested in U.S. guaranteed debt, 14% in multifamily housing issues, 12% in single-family housing issues and 12% in health care bonds.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Dan Solender assumed management responsibilities for this fund. Dan is a six-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Until the yield spreads between lower- and higher-quality bonds widen, Dan and his team will continue to seek out value from higher-rated bond issues, which provide competitive income without subjecting the fund to undue credit risk. Particular areas they will be monitoring include the state's housing bonds, which offer incrementally higher yields. They will also continue to maximize the fund's after-tax income and take advantage of temporary increases in municipal bond supply to purchase quality issues at attractive prices.

                      Nuveen Maryland Municipal Bond Fund
                             Performance Overview
                              As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR CHART APPEARS HERE]

Month                Monthly Dividends
-----                -----------------
June                       0.0415
July                       0.0415
August                     0.0415
September                  0.0415
October                    0.0415
November                   0.0415
December                   0.0415
January                    0.04
February                   0.04
March                      0.04
April                      0.04
May                        0.04


----------------------------------------------------
 Top 5 Sectors
----------------------------------------------------

U.S. Guaranteed                                19%
 ....................................................
Housing (Multifamily)                          14%
 ....................................................
Housing (Single-family)                        12%
 ....................................................
Health Care                                    12%
 ....................................................
Tax Obligation (Limited)                       11%
----------------------------------------------------

 1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

 2 Based on SEC yield and a combined federal and state income tax rate of 34.4%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

 3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses. For periods prior to inception of Class A shares, performance reflects Class R share performance adjusted for differences in expenses, which are primarily differences in distribution and service fees.

--------------------------------------------------------------------------------
 Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------

Inception Date                        9/94        3/97        9/94      12/91
 ................................................................................
Net Asset Value                     $10.56      $10.56      $10.56     $10.58
 ................................................................................
Fund Net Assets ($000)                                                $66,963
 ................................................................................
Average Weighted Maturity (Years)                                       15.30
 ................................................................................
Average Weighted Duration (Years)                                        5.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annualized Total Return/1/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

1-Year                   7.95%       3.41%       7.16%       7.44%      8.23%
 ................................................................................
5-Year                   5.67%       4.76%       4.95%       4.98%      5.94%
 ................................................................................
Since Inception          6.68%       5.95%       5.95%       5.97%      6.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

Distribution Rate        4.55%       4.36%       3.81%       3.98%      4.71%
 ................................................................................
SEC 30-Day Yield         4.08%       3.91%       3.33%       3.53%      4.28%
 ................................................................................
Taxable Equivalent
 Yield/2/                6.22%       5.96%       5.08%       5.38%      6.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/3/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Lehman Brothers   Nuveen Maryland      Nuveen Maryland
                     Municipal         Municipal             Municipal
Date                 Bond Index     Bond Fund (Offer)    Bond Fund (NAV)
----              ---------------   -----------------    ---------------
2/92                  $10,000           $ 9,580             $10,000
5/92                   10,165             9,738              10,212
5/93                   11,374            10,895              11,433
5/94                   11,506            11,021              11,716
5/95                   12,540            12,012              12,783
5/96                   13,013            12,464              13,367
5/97                   13,880            13,294              14,476
5/98                   14,983            14,352              15,834

Past performance is not predictive of future results.

Nuveen Flagship Pennsylvania Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Pennsylvania fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Pennsylvania's highly cyclical economy is growing more diverse, moving from a largely industrial make-up toward a more service-oriented one. In an attempt to take advantage of the national economic upswing - and to help counteract its reputation as an anti-business state - Pennsylvania cut certain business taxes to encourage businesses to remain in or relocate to the state. While growth in the service industries offset losses in manufacturing sectors, sluggish performance is expected from the finance, transportation, and utility sectors due to deregulation and the ongoing consolidation of those industries.

Reflecting the broader municipal bond marketplace, the supply of Pennsylvania bonds generally improved over the last year. The benefits of this strong supply, however, were partially offset by a narrow spread between the yields on higher-and lower-quality bonds, which made it more difficult to identify value in the market. Pennsylvania's education and health care sectors provided the greatest number of issues, and therefore offered some of the year's most attractive buying opportunities.

Fund Performance

For the year ended May 31, 1998, the fund performed exceptionally well, generating a total return on net asset value of 10.05%, which is equivalent to a taxable return of 12.79% for investors in the 32.9% combined federal and state income tax bracket. The total return outperformed the benchmark Lehman Brothers Municipal Bond Index's return of 9.38% and surpassed its Lipper peer group average of 8.91% by more than 100 basis points. In addition, the Pennsylvania Municipal Bond Fund ranked number six of the 66 Pennsylvania municipal bond funds in its Lipper category.

The fund's outstanding performance and steady dividends in the last year were due in part to a longer portfolio duration, which is a measure of price volatility in reaction to changes in interest rates. With a duration of 7.56 years, the fund was somewhat longer than the Lehman Municipal Bond Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn.

In addition, the fund experienced gains by selling some of its appreciated BBB-rated holdings and reinvesting the capital in other areas, including higher-rated bonds.

Key Strategies

Over the past year, we worked to improve the fund's balance among different sectors of the market and to locate value in smaller, perhaps overlooked bond issues. To that end, we reduced the fund's holdings in the health care sector, and at the same time found attractive opportunities in the bonds of several small Pennsylvania colleges. We also moved to improve the portfolio's protection against bond calls, which can negatively impact long-term performance by allowing higher-paying bonds to be called away from the portfolio.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 16% of the portfolio invested in education and civic organization bonds issues, 15% in health care bonds, 12% in single-family housing issues and 12% in utility debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Until lower-rated bonds offer more competitive yields, Tom and his team will continue to seek value from small, higher-rated bond issues. Particular areas they will be monitoring include education, industrial development and tax-backed bonds. They also continue to reduce the portfolio's duration, which will reduce price volatility in the event of a market downturn.

Nuveen Flagship Pennsylvania Municipal Bond Fund
Performance Overview
As of May 31, 1998

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

June ................................................................... $0.0466
July ...................................................................  0.0465
August .................................................................  0.0465
September ..............................................................  0.0465
October ................................................................  0.0465
November ...............................................................  0.0465
December ...............................................................  0.0465
January ................................................................  0.0465
February ...............................................................  0.0465
March ..................................................................  0.0465
April ..................................................................  0.0465
May ....................................................................  0.0465
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 5 Sectors
--------------------------------------------------------------------------------

Education and Civic Organizations                                           16%
 ................................................................................
Health Care                                                                 15%
 ................................................................................
Housing (Single-family)                                                     12%
 ................................................................................
Utilities                                                                   12%
 ................................................................................
U.S. Guaranteed                                                              8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------
Inception Date                       10/86        2/97        2/94       2/97
 ................................................................................
Net Asset Value                     $10.68      $10.70      $10.68     $10.68
 ................................................................................
Fund Net Assets ($000)                                               $138,558
 ................................................................................
Average Weighted Maturity (Years)                                       22.14
 ................................................................................
Average Weighted Duration (Years)                                        7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annualized Total Return/2/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
1-Year                  10.05%       5.42%       9.23%       9.50%     10.30%
 ................................................................................
5-Year                   6.53%       5.61%       5.93%       5.96%      6.59%
 ................................................................................
10-Year                  8.15%       7.68%       7.68%       7.56%      8.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------
Distribution Rate        5.22%       5.00%       4.49%       4.72%      5.45%
 ................................................................................
SEC 30-Day Yield         4.64%       4.44%       3.89%       4.09%      4.84%
 ................................................................................
Taxable Equivalent
  Yield/3/               6.92%       6.62%       5.80%       6.10%      7.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Comparison/4/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Nuveen Flagship               Nuveen Flagship          Lehman Brothers
      Pennsylvania Municipal        Pennsylvania Municipal      Municipal Bond
Date      Bond Fund (NAV)               Bond Fund (Offer)            Index
--------------------------------------------------------------------------------
5/88        $10,000                         $ 9,580                 $10,000
5/89         11,280                          10,806                  11,149
5/90         11,923                          11,422                  11,965
5/91         13,026                          12,479                  13,171
5/92         14,327                          13,725                  14,466
5/93         15,956                          15,285                  16,195
5/94         16,387                          15,698                  16,595
5/95         17,680                          16,937                  18,107
5/96         18,358                          17,587                  18,934
5/97         19,895                          19,060                  20,505
5/98         21,900                          20,980                  22,430
--------------------------------------------------------------------------------

1 The fund also paid shareholders taxable distributions in December of $0.0217 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 32.9%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Past performance is not predictive of future results.

Nuveen Flagship Virginia Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Virginia fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.




State Economic and Market Review

Virginia's economy continues to run smoothly, as unemployment reached its lowest level in almost three decades, and per capita income growth remains impressive. Both of these factors were fueled in part by the continued expansion of the state's retail and high-tech industries. While the commonwealth's financial position has benefited from recent economic growth, city and county coffers have not profited to the same degree. Many local governments in Virginia rely heavily on property taxes and collect very few alternate taxes. As a result, they have not been able to capture the increases in sales and income tax revenues generated by the vibrant state economy. Nevertheless, the financial position of most Virginia municipalities remains solid.

A healthy economy, however, did not immediately translate into a healthy supply of bond issues. Supply was tight, and that, combined with a narrow spread between the yields on higher- and lower-quality bonds, increased the challenge of identifying value in the markets. Virginia's education and health care sectors provided the greatest number of issues, and therefore offered some of the year's most attractive buying opportunities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Virginia Municipal Bond Fund was 9.30%, which is equivalent to a taxable return of 12.21% for investors in the 35% combined federal and state income tax bracket. The fund's total return was in line with the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, as well as the 9.34% return generated by the Lipper peer group of Virginia municipal bond funds.

Although the fund performed competitively against its peers, its total return over the last year was moderated in part by the lack of supply in the market, as well as the fund's modest portfolio duration. Duration is a measure of the fund's price volatility in relation to changes in interest rates. With a duration of 6.14 years, the fund was significantly shorter than the Lehman Municipal Bond Index's average duration of 7.11 years. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helps protect the fund from volatility and will help it outperform in a market downturn.

Key Strategies

We worked last year to reallocate the fund's balance among different sectors of the market and to ensure diversification among the levels of investment-grade credit quality. To that end, we reduced the fund's holdings in the health care sector, and at the same time found attractive opportunities in smaller, perhaps overlooked bond issues - particularly those of colleges. We also moved to improve the portfolio's protection against bond calls, which decreases the likelihood that higher-paying bonds will be called away if interest rate conditions change.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 15% of the portfolio invested in tax obligation bond issues, 14% in health care bonds, 14% in water and sewer issues and 11% in education and civic organization debt.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Dan Solender assumed management responsibilities for this fund. Dan is a 6-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

The continued healthy state economy might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, Dan and his team will continue to seek value from small, higher-rated bond issues. Particular areas they will be monitoring include education, industrial development and tax-backed bonds. They will also maintain the portfolio's shorter duration, which will help cushion the fund in the event of a market downturn.

Nuveen Flagship Virginia Municipal Bond Fund
Performance Overview
As of May 31, 1998

--------------------------------------------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/1/
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]


                Month                     $
                -----                     _

                June                    0.0475
                July                    0.0475
                August                  0.0475
                September               0.0475
                October                 0.0475
                November                0.0475
                December                0.0475
                January                 0.046
                February                0.046
                March                   0.046
                April                   0.046
                May                     0.046

-----------------------------------------------------
 Top 5 Sectors
-----------------------------------------------------

Tax Obligation (Limited)                       15%
 .....................................................
Health Care                                    14%
 .....................................................
Water and Sewer                                14%
 .....................................................
Education and Civic Organizations              11%
 .....................................................
U.S. Guaranteed                                 8%
-----------------------------------------------------

--------------------------------------------------------------------------------
 Portfolio Statistics
--------------------------------------------------------------------------------

Share Class                              A           B           C          R
--------------------------------------------------------------------------------

Inception Date                        3/86        2/97       10/93       2/97
 ................................................................................
Net Asset Value                     $11.06      $11.06      $11.06     $11.06
 ................................................................................
Fund Net Assets ($000)                                               $212,254
 ................................................................................
Average Weighted Maturity (Years)                                       20.28
 ................................................................................
Average Weighted Duration (Years)                                        6.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annualized Total Return/2/
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

1-Year                   9.30%       4.69%       8.53%       8.81%      9.54%
 ................................................................................
5-Year                   6.40%       5.50%       5.77%       5.81%      6.46%
 ................................................................................
10-Year                  8.16%       7.69%       7.69%       7.57%      8.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax-Free Yields
--------------------------------------------------------------------------------

Share Class             A(NAV)    A(Offer)           B           C          R
--------------------------------------------------------------------------------

Distribution Rate        4.99%       4.78%       4.29%       4.45%      5.21%
 ................................................................................
SEC 30-Day Yield         4.52%       4.33%       3.77%       3.97%      4.72%
 ................................................................................
Taxable Equivalent       6.95%       6.66%       5.80%       6.11%      7.26%
  Yield/3/
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Index Comparison/4/
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


         Lehman Brothers      Nuveen Flagship            Nuveen Flagship
            Municipal        Virginia Municipal         Virginia Municipal
 Date       Bond Index        Bond Fund (Offer)          Bond Fund (NAV)
 ----       ----------        -----------------          ---------------

 5/88        $10,000               $ 9,580                    $10,000
 5/89         11,149                10,753                     11,224
 5/90         11,965                11,413                     11,913
 5/91         13,171                12,519                     13,068
 5/92         14,466                13,692                     14,292
 5/92         16,195                15,386                     16,060
 5/94         16,595                15,788                     16,480
 5/95         18,107                17,050                     17,797
 5/96         18,934                17,737                     18,515
 5/97         20,303                18,938                     19,768
 5/98         22,430                20,980                     21,900

1 The fund also paid shareholders taxable distributions in December of $0.01 per share.
2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
3 Based on SEC yield and a combined federal and state sincome tax rate of 35%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.
4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust I:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund (Maryland), Nuveen Flagship Pennsylvania Municipal Bond Fund (Pennsylvania), and Nuveen Flagship Virginia Municipal Bond Fund (Virginia) (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust I (a Massachusetts business trust)), as of May 31, 1998, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. We have also audited the financial statements and financial highlights of Maryland for the years ended January 31, 1997 and prior. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the year ended May 31, 1997 and for Pennsylvania and Virginia for the years ended May 31, 1996 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Maryland Municipal Bond Fund, Nuveen Flagship Pennsylvania Municipal Bond Fund, and Nuveen Flagship Virginia Municipal Bond Fund of the Nuveen Flagship Multistate Trust I as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 17, 1998

Portfolio of Investments
Nuveen Maryland Municipal Bond Fund
May 31, 1998



    Principal                                                                     Optional Call                      Market
       Amount   Description                                                         Provisions*   Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 2.5%

 $  1,500,000   Mayor and City Council of Baltimore (Maryland), Port Facilities       4/02 at 103         AA- $   1,642,515
                Revenue Bonds (Consolidation Coal Sales Company Project), Series
                1984B, 6.500%, 10/01/11

---------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.8%

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/08 at 102         Aa2       999,300
                Refunding Bonds, The John Hopkins University Issue, Series 1998,
                5.125%, 7/01/20

    1,500,000   Morgan State University, Maryland, Academic Fees and Auxiliary       No Opt. Call         AAA     1,738,725
                Facilities Fees, Refunding Bonds, 1993 Series, 6.100%, 7/01/20

      500,000   University of Maryland System, Auxiliary Facility and Tuition        10/03 at 101         AA+       508,880
                Bonds, 1993 Refunding Series C, 5.000%, 10/01/11

---------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.3%

    2,165,000   City of Gaithersburg, Maryland, Nursing Home Refunding Bonds         No Opt. Call         AAA     2,561,390
                (Shady Grove Adventist Nursing and Rehabilitation Center
                Project), Series 1992A, 6.500%, 9/01/12

    1,820,000   Maryland Economic Development Corporation Bonds (Health and           4/11 at 102         N/R     1,864,317
                Mental Hygiene Providers Facilities Acquisition Program), Series
                1996A, 7.625%, 4/01/21

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/03 at 102         AAA     1,004,690
                Refunding Bonds, Francis Scott Key Medical Center Issue, Series
                1993, 5.000%, 7/01/13

    1,000,000   Maryland Health and Higher Educational Facilities Authority,          7/03 at 102        Baa1     1,025,060
                Project and Refunding Bonds, Doctors Community Hospital Issue,
                Series 1993, 5.750%, 7/01/13

    1,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and            1/05 at 102          AAA     1,113,700
                Environmental Control Facilities Financing Authority, Hospital
                Bonds (Hospital Auxilio Mutuo Obligated Group Project), 1995
                Series A, 6.250%, 7/01/16

---------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 13.7%

    1,000,000   Baltimore City, Maryland, Mortgage Refunding Bonds (GNMA            12/02 at 102         AAA      1,073,440
                Collateralized-Tindeco Wharf Apartments Project), Series 1992,
                6.700%, 12/20/28

    1,000,000   Howard County, Maryland, Mortgage Refunding Bonds (Howard Hills      7/02 at 102         AAA      1,059,090
                Townhouses Project-FHA Insured Mortgage Loan), Series 1992,
                6.400%, 7/01/24

    2,000,000   Howard County, Maryland, Multifamily Housing Refunding Bonds         7/02 at 104        Baa2      2,217,580
                (Chase Glen Project), Series 1994, 7.000%, 7/01/24

                Community Development Administration, Department of Housing and
                Community Development, State of Maryland, Multi-Family Housing
                Bonds (Insured Mortgage Loans), 1992 Series D:
      700,000     6.700%, 5/15/27                                                    5/02 at 102          Aa        750,120
      500,000     6.750%, 5/15/33                                                    5/02 at 102          Aa        535,755

    1,000,000   Housing Opportunities Commission of Montgomery County                7/05 at 102          Aa      1,044,050
                (Maryland), Multifamily Housing Bonds, 1995 Series A, 6.000%,
                7/01/20

    1,550,000   Prince Georges County Housing Authority (New Keystone Apartments     1/02 at 102         AAA      1,648,580
                - FHA Insured), 6.800%, 7/01/25

      860,000   Housing Authority of Prince Georges County (Maryland), Mortgage      5/00 at 100         AAA        860,619
                Refunding Bonds (Collateralized-Foxglenn Apartments Project),
                Series 1998 A, 5.450%, 11/20/14 (Alternative Minimum Tax)

---------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 11.6%

    1,385,000   Maryland Community Development Administration, Department of         4/01 at 102         Aa2      1,461,078
                Housing and Community Development, Single Family Program Bonds,
                1991 Fourth Series, 7.450%, 4/01/32 (Alternative Minimum Tax)

    1,500,000   Community Development Administration, Maryland Department of     3/08 at 101 1/2         Aa2      1,489,545
                Housing and Community Development, Residential Bonds, 1998
                Series A, 5.300%, 9/01/23 (Alternative Minimum Tax)

                            Portfolio of Investments
                            Nuveen Maryland Municipal Bond Fund (continued) May 31, 1998


    Principal                                                                           Optional Call                        Market
       Amount   Description                                                               Provisions*     Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family (continued)

 $  1,615,000   Housing Opportunities Commission of Montgomery County                     7/04 at 102           Aa2    $  1,735,059
                (Maryland), Single Family Mortgage Bonds, 1994 Series A, 6.600%,
                7/01/14

    3,000,000   Housing Authority of Prince Georges County (Maryland),                    8/07 at 102           AAA       3,084,420
                FHLMC/FNMA/GNMA Collateralized, Single Family Mortgage Bonds,
                Series 1997, 5.750%, 8/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 7.0%

    2,295,000   Mayor and City Council of Baltimore (Maryland), General                  No Opt. Call           AAA       2,643,794
                Obligation Consolidated Public Improvement Refunding Bonds of
                1995, Series A, 7.375%, 10/15/03

    2,000,000   State of Maryland, General Obligation Bonds, State and Local              7/03 at 101           AAA       2,038,860
                Facilities Loan of 1993, Third Series, Capital Improvement and
                Refunding Bonds, 4.600%, 7/15/06
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.0%

    1,000,000   Mayor and City Council of Baltimore (Maryland), Certificates of          10/07 at 102           AAA       1,003,370
                Participation (Emergency Telecommunications Facilities), Series
                1997A, 5.000%, 10/01/17

    1,760,000   Maryland Stadium Authority, Convention Center Expansion Lease            12/04 at 102           AAA       1,916,886
                Bonds, Series 1994, 5.875%, 12/15/12

                Maryland Stadium Authority, Sports Facilities Lease Bonds,
                Series 1989 D:
      500,000     7.375%, 12/15/04 (Alternative Minimum Tax)                             12/99 at 102           Aa          533,215
      500,000     7.500%, 12/15/10 (Alternative Minimum Tax)                             12/99 at 102           Aa          532,815

    1,170,000   Washington Suburban Sanitary District, Maryland (Montgomery and          No Opt. Call           Aa1       1,319,538
                Prince Georges Counties), General Construction Bonds of 1991,
                Second Series, 8.000%, 1/01/02

    1,000,000   Washington Suburban Sanitary District, General Construction               6/02 at 102           Aa1       1,079,780
                Refunding Bonds of Maryland, Series 1992, 5.900%, 6/01/04

    1,000,000   Washington Suburban Sanitary District, Maryland (Montgomery and           6/07 at 100           Aa1       1,001,780
                Prince Georges Counties), General Construction Bonds of 1997,
                5.125%, 6/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 9.4%

    2,525,000   Maryland Transportation Authority, Special Obligation Bonds,              7/04 at 102           AAA       2,685,514
                Baltimore/Washington International Airport Projects (Qualified
                Airport Bonds), Series 1994 A, 6.400%, 7/01/19 (Alternative
                Minimum Tax)

    1,000,000   Maryland Transportation Authority, Transportation Facilities              7/02 at 100            A+       1,036,340
                Projects, Series 1992, 5.750%, 7/01/15

    2,500,000   Washington Metropolitan Area Transit Authority (District of               1/04 at 102           AAA       2,548,425
                Columbia), Gross Transit Refunding Bonds, Series 1993, 5.250%,
                7/01/14
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 18.1%

    2,000,000   Baltimore County, Maryland, General Obligation Bonds, Baltimore           7/98 at 102           AAA       2,044,880
                County Pension Funding Bonds, 1991 Refunding Series, 6.700%,
                7/01/11 (Pre-refunded to 7/01/98)

      600,000   Mayor and City Council of Baltimore, Maryland, General                   10/02 at 100           AAA         657,768
                Obligation Consolidated Public Improvement Bonds of 1992, Series
                A, 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

      625,000   Mayor and City Council of Baltimore, Maryland, Project and                7/00 at 100           AAA         657,206
                Refunding Bonds (Water Projects), Series 1990 A, 6.500%, 7/01/20
                (Pre-refunded to 7/01/00)

      700,000   The Maryland National Capital Park and Planning Commission,               7/02 at 102          AA***        764,554
                Maryland, General Obligation Bonds, Prince Georges County Park
                Acquisition and Development Bonds, Series L-2, 6.125%, 7/01/10
                (Pre-refunded to 7/01/02)

      500,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA         539,745
                Sinai Hospital of Baltimore Bond Issue, Series 1990, 7.000%,
                7/01/19 (Pre-refunded to 7/01/00)

      500,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA         537,470
                Francis Scott Key Medical Center Bond Issue, Series 1990,
                6.750%, 7/01/23 (Pre-refunded to 7/01/00)

    1,005,000   Maryland Health and Higher Educational Facilities Authority,              7/00 at 102           AAA       1,119,821
                Doctors Community Hospital Bond Issue, Series 1990, 8.750%,
                7/01/22 (Pre-refunded to 7/01/00)

    1,000,000   Morgan State University, Maryland, Academic Fees and Auxiliary            7/00 at 102           AAA       1,079,490
                Facilities Fees, 1990 Series A, 7.000%, 7/01/20 (Pre-refunded to 7/01/00)


    Principal                                                                             Optional Call                     Market
       Amount   Description                                                                 Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,          7/07 at 101 1/2         AAA  $   2,843,325
                6.000%, 7/01/26 (Pre-refunded to 7/01/07)

      500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992,          7/02 at 101 1/2         AAA        554,045
                General Obligation Bonds, 6.600%, 7/01/13 (Pre-refunded to
                7/01/02)

    1,000,000   Puerto Rico Aqueduct and Sewer Authority, Series 1988 A, 7.875%,            7/98 at 102         AAA      1,023,460
                7/01/17 (Pre-refunded to 7/01/98)

      315,000   Puerto Rico Electric Power Authority, Power Refunding Bonds,            7/99 at 101 1/2         AAA        330,851
                Series 1989-O, 7.125%, 7/01/14 (Pre-refunded to 7/01/99)
----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.9%

    1,000,000   Montgomery County, Maryland, Solid Waste System Bonds,                      6/03 at 102         AAA      1,062,090
                1993 Series A, 5.875%, 6/01/13 (Alternative Minimum Tax)

    1,000,000   Northeast Maryland Waste Disposal Authority, Resource Recovery             No Opt. Call         AAA      1,044,140
                Refunding Bonds (Southwest Resource Recovery Facility), Series
                1993, 6.900%, 1/01/00

    1,500,000   Prince Georges County, Maryland, Pollution Control Refunding                1/03 at 102          A1      1,617,735
                Bonds (Potomac Electric Project), 1993 Series, 6.375%, 1/15/23

      185,000   Puerto Rico Electric Power Authority, Power Refunding Bonds,            7/99 at 101 1/2        BBB+        193,749
                Series 1989-N, 7.125%, 7/01/14
----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.3%

    1,500,000   Mayor and City Council of Baltimore, Maryland, Project and                  7/06 at 101        AAA       1,553,971
                Refunding Bonds (Water Projects), Series 1996-A, 5.500%, 7/01/26
----------------------------------------------------------------------------------------------------------------------------------

$  61,275,000   Total Investments - (cost $61,334,300) - 97.6%                                                          65,382,530
----------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     1,580,622
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  66,963,152
                ------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

               Portfolio of Investments
               Nuveen Flagship Pennsylvania Municipal Bond Fund
               May 31, 1998


    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Basic Materials - 1.2%

 $   1,650,000      Cambria County Industrial Development Authority, Pennsylvania,        9/98 at 100          A1      $   1,662,408
                    Resource Recovery Bonds (Cambria
                     CoGen Company Project), 1989 Series F2, 7.750%, 9/01/19
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Capital Goods - 2.4%

     3,000,000      Delaware County Industrial Development Authority (Pennsylvania),      1/08 at 102           A          3,274,920
                     Refunding Bonds (Resource Recovery Facility), Series A 1997,
                     6.200%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                    Education and Civic Organizations - 16.3%

                    Allegheny County Higher Education Building Authority (Commonwealth
                    of Pennsylvania), College Bonds (Robert Morris College):
     1,190,000       Series A of 1998, 5.500%, 5/01/15                                    No Opt. Call       Baa3          1,228,437
     3,000,000       Series A of 1996, 6.250%, 2/15/26                                     2/06 at 102       Baa3          3,158,010
     1,500,000       Series A of 1998, 6.000%, 5/01/28                                    No Opt. Call       Baa3          1,661,460
                    Chester County Health and Education Facilities Authority
                    (Pennsylvania), College Revenue Bonds (Immaculata College),
                    Series of 1998:
     1,300,000       5.600%, 10/15/18                                                     10/08 at 102       BBB-          1,307,982
     2,300,000       5.625%, 10/15/27                                                     10/08 at 102       BBB-          2,298,183
     2,315,000      Delaware County Authority (Pennsylvania), College Refunding Bonds     10/08 at 100       BBB-          2,273,515
                     (Neumann College), Series 1998A, 5.375%, 10/01/26
                    New Wilmington Municipal Authority (Lawrence County, Pennsylvania),
                    College Bond (Westminster College), 1998 Series:
     1,275,000       5.300%, 3/01/18                                                       3/08 at 100       Baa1          1,264,099
       935,000       5.350%, 3/01/28                                                       3/08 at 100       Baa1            930,774
       750,000      Northeastern Pennsylvania Hospital and Education Authority, College    2/05 at 100        AAA            852,293
                     Revenue, Guaranteed, Luzerne County Community College, 6.625%,
                     8/15/15
                    Pennsylvania Higher Educational Facilities Authority (Commonwealth
                    of Pennsylvania), Geneva College Bonds, Series of 1998:
     4,150,000       5.375%, 4/01/15                                                       4/08 at 102       BBB-          4,151,494
     1,800,000       5.375%, 4/01/23                                                       4/08 at 102       BBB-          1,784,016
       865,000      Union County Higher Educational Facilities Financing Authority,        4/06 at 101        AAA            897,541
                     Pennsylvania, University Bonds (Bucknell University), Series 1996,
                     5.500%, 4/01/16
       600,000      The General Municipal Authority of the City of Wilkes-Barre,          12/00 at 100        N/R            660,102
                     College Misericordia Refunding Bonds, Series A of 1992, 7.750%,
                     12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                    Energy - 3.0%

     3,500,000      Pennsylvania Economic Development Financing Authority (Sun Company,   No Opt. Call        BBB          4,103,155
                     Inc. (R&M) Project), Series 1994A, 7.600%, 12/01/24 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Forest and Paper Products - 1.6%

     2,000,000      Pennsylvania Economic Development Financing Authority (MacMillan      12/05 at 102       Baa2          2,243,380
                     Bloedel Limited Partnership), 7.600%, 12/01/20 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Health Care - 15.1%

     1,525,000      Allegheny County Hospital Development Authority (Pennsylvania),       No Opt. Call         A-          1,847,812
                     Hospital Bonds (Allegheny Valley Hospital, Sublessee), Series Q,
                     7.000%, 8/01/15
       500,000      Clarion County Hospital Authority, Hospital Refunding Bonds            7/99 at 102        N/R            532,100
                     (Clarion Hospital Project), Series 1989, 8.100%, 7/01/12


    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Health Care (continued)

  $  1,585,000      The City of Jeannette Health Services Authority, Hospital Bonds      11/06 at 102         BBB+     $   1,666,421
                     (Jeannette District Memorial Hospital), Series A of 1996,
                     6.000%, 11/01/18
     2,000,000      Monroeville, Pennsylvania, Hospital Authority, Hospital Refunding    10/05 at 102            A         2,126,240
                     Bond, Forbes Health System, 6.250%, 10/01/15
       500,000      Montgomery County, Pennsylvania, Higher Education and Health          2/00 at 100          AAA           529,680
                     Authority, Holy Redeemer Hospital, Series A, 7.625%, 2/01/20
     1,985,000      Philadelphia, Pennsylvania, Hospitals and Higher Education
                     Facilities Authority, Hospital Refunding Bond, Chestnut             11/02 at 102            A         2,136,197
                     Hill Hospital, 6.500%, 11/15/22
     2,000,000      The Hospitals and Higher Education Facilities Authority of
                     Philadelphia, Hospital Bonds (Temple University Hospital),          11/03 at 102            A         2,151,280
                     Series A of 1993, 6.625%, 11/15/23
     2,000,000      Philadelphia, Pennsylvania, Hospitals and Higher Education           No Opt. Call         BBB+         2,170,780
                     Facilities Authority, Hospital Refunding Bond,
                     Pennsylvania Hospital, 6.250%, 7/01/06
     2,500,000      Philadelphia, Pennsylvania, Hospitals and Higher Education            7/07 at 102          BBB         2,582,150
                     Facilities Authority, Hospital Refunding Bond, Jeanes Hospital
                     Project, 5.875%, 7/01/17
     2,250,000      City of Pottsville Hospital Authority, Hospital Bonds (The            7/08 at 100          BBB         2,242,238
                     Pottsville Hospital and Warne Clinic), Series of 1998, 5.625%,
                     7/01/24
       500,000      Saint Mary Hospital Authority, Hospital Bonds (Franciscan Health      7/02 at 102          AAA           545,280
                     System/Saint Mary Hospital of Langhorne, Inc.), Series 1992A,
                     6.500%, 7/01/12
       230,000      Health Care Facilities Authority of Sayre (Pennsylvania), Guthrie     3/01 at 102          AAA           249,695
                     Healthcare System, Series 1991A, 7.100%, 3/01/17
       350,000      Washington County Hospital Authority, Hospital Bonds (Monongahela     4/02 at 102           A3           381,672
                     Valley Hospital, Inc. Project), Series 1992, 6.750%, 12/01/08
     1,750,000      Westmoreland County Industrial Development Authority                  7/99 at 100         Baa2         1,794,013
                     (Pennsylvania), Hospital Refunding Bonds (Citizens General
                     Hospital), Series A of 1987, 8.250%, 7/01/13
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Multifamily - 0.4%

       500,000      Redevelopment Authority of the County of Bucks, Pennsylvania,         2/02 at 100          AAA           521,515
                     Mortgage Refunding Bonds (Warminster Heights Section 8 Assisted
                     FHA Insured Project), 1992 Series A, 6.875%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Single Family - 11.9%

     1,670,000      Allegheny County Residential Finance Authority, Single Family        No Opt. Call          Aaa           249,314
                     Mortgage Bonds, 1994 Series Y, 0.000%, 5/01/27 (Alternative
                     Minimum Tax)
       300,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/99 at 102          AA+           315,006
                     Series S, 7.600%, 4/01/16
       130,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,    4/01 at 102          AA+           137,795
                     Series 30, 7.300%, 10/01/17
       520,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/01 at 102          AA+           553,160
                     Series 1991-32, 7.150%, 4/01/15
     2,500,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/06 at 102          AA+         2,650,325
                     Series 1996-50A, 6.000%, 10/01/13
     2,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,    4/06 at 102          AA+         2,126,740
                     Series 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)
     1,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   10/06 at 102          AA+         1,050,900
                     Series 53A, 6.050%, 4/01/18 (Alternative Minimum Tax)
     2,000,000      Pennsylvania Housing Finance Agency, Single Family Mortgage Bonds,   No Opt. Call          AA+         2,023,400
                     Series 1997-61A, 5.500%, 4/01/29 (Alternative Minimum Tax)
     2,980,000      Urban Redevelopment Authority of Pittsburgh, Home Improvement Loan    8/05 at 102            A         3,130,520
                     Bonds, 1995 Series A, 6.375%, 8/01/18 (Alternative Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage     4/06 at 102          AAA         1,042,150
                    Bonds, Series A, 6.000%, 4/01/19 (Alternative Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority, Mortgage     4/06 at 102          AAA         1,062,560
                     Bonds, Series D, 6.250%, 10/01/17

               Portfolio of Investments
               Nuveen Flagship Pennsylvania Municipal Bond Fund (continued) May 31, 1998

    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    Housing/Single Family (continued)

 $   1,060,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority,              4/04 at 102          AAA     $   1,135,864
                     Mortgage Bonds, 1994 Series A, 6.625%, 4/01/22 (Alternative
                     Minimum Tax)
     1,000,000      Pittsburgh, Pennsylvania, Urban Redevelopment Authority,             10/07 at 102          AAA         1,057,330
                     Mortgage Bonds, 1997 Series A, 6.200%, 10/01/21 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                    Industrial Other - 0.2%

       250,000      Philadelphia Authority for Industrial Development Bonds               5/02 at 102           A+           274,758
                     (National Board of Medical Examiners Project), Series of 1992,
                     6.750%, 5/01/12
------------------------------------------------------------------------------------------------------------------------------------
                    Long Term Care - 6.2%

     2,980,000      Allegheny County Residential Finance Authority, Mortgage Bonds       10/05 at 100          AAA         3,216,761
                     (FHA Insured Mortgage, Ladies Grand Army of the Republic
                     Health Facility Project), 1995 Series G, 6.350%, 10/01/36
     2,000,000      Armstrong County Hospital Authority (Pennsylvania), Health           12/01 at 100          AAA         2,159,660
                     Center Refunding Bonds (Canterbury Place Project), Series 1991,
                     6.500%, 12/01/21
     1,000,000      Butler County Industrial Development Authority (Pennsylvania),        6/03 at 102            A         1,033,130
                     Health Center Refunding Bonds, Pittsburgh Lifetime Care Community
                     (Sherwood Oaks Project), Series 1993, 5.750%, 6/01/16
     2,000,000      Montgomery County Higher Education and Health Authority, Mortgage     1/06 at 101          BBB         2,123,700
                     Bonds (Waverly Heights Project), Series of 1996, 6.375%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/General - 5.6%

     2,000,000       Mckeesport Area School District (Allegheny County,                  10/06 at 100          AAA         2,238,240
                     Pennsylvania), General Obligation Bonds,
                     Series of 1996A, 6.000%, 10/01/25
     2,195,000       Montour School District (Allegheny County, Pennsylvania),           No Opt. Call          AAA         1,001,118
                     General Obligation Bonds,
                     Series B of 1993, 0.000%, 1/01/14
     1,000,000       Pennsylvania State, First Series, 5.375%, 5/15/16                5/06 at 101 1/2          AAA         1,028,590
     1,500,000       Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,   7/07 at 101 1/2            A         1,517,670
                     5.375%, 7/01/25
     2,000,000       Radnor Township, General Obligation Bonds, Series 1996, 5.250%,      5/06 at 100          Aa2         2,002,480
                     11/01/26
------------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/Limited - 7.9%

     1,500,000       The Harrisburg Authority, Dauphin County (Pennsylvania), Series      4/06 at 102          AAA         1,568,490
                      I of 1996 (Pooled Bond Program), 5.625%, 4/01/19
     1,390,000       Pennsylvania Intergovernmental Cooperative Authority (City of       No Opt. Call          AAA         1,620,115
                      Philadelphia Funding Program), Series of 1994, 7.000%, 6/15/05
     4,500,000       Puerto Rico Highway and Transportation Authority, Highway            7/16 at 100            A         4,716,225
                      Bonds, Series Y of 1996, 5.500%, 7/01/36
     3,000,000       Southeastern Pennsylvania Transportation Authority, Special          3/07 at 102          AAA         3,057,450
                      Bonds, Series of 1997, 5.375%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
                     Transportation - 5.4%
     2,300,000       County of Allegheny, Pennsylvania, Airport Refunding Bonds           1/08 at 101          AAA         2,309,154
                      (Pittsburgh International Airport), Series 1997A, 5.250%,
                      1/01/16 (Alternative Minimum Tax)
     1,550,000       Pennsylvania Turnpike Commission, Series O of 1992, 5.500%,         12/02 at 102          AAA         1,587,402
                     12/01/17
     3,500,000       Philadelphia, Pennsylvania, Airport System, Series B, 5.400%,        6/07 at 102          AAA         3,540,565
                      6/15/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     U.S. Guaranteed - 7.9%
       200,000       Allegheny County Hospital Development Authority, Hospital Bonds     10/01 at 100      BBB+***           218,586
                      (St. Margaret Memorial Hospital), Series 1991 A, 7.125%,
                      10/01/21 (Pre-refunded to 10/01/01)
       200,000       Butler County Hospital Authority (Butler County, Pennsylvania),      6/01 at 102          AAA           220,054
                      Hospital Bonds (North Hills Passavant Hospital), Series 1991 A,
                      7.000%, 6/01/22 (Pre-refunded to 6/01/01)
     2,850,000       Deer Lakes School District (Allegheny County, Pennsylvania),         1/04 at 100          AAA         3,156,375
                      General Obligation Bonds, Series of 1995, 6.350%, 1/15/14
                      (Pre-refunded to 1/15/04)
     1,320,000       Delaware County Authority, Health Facilities Bonds (Mercy           12/06 at 102         BBB+         1,483,957
                      Health Corporation of Southeastern Pennsylvania Obligated
                      Group), Series of 1996, 6.000%, 12/15/26

    Principal                                                                           Optional Call                         Market
       Amount       Description                                                           Provisions*    Ratings**             Value
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Guaranteed (continued)

 $   1,500,000      Pennsylvania Intergovernmental Cooperation Authority, Special         6/05 at 100          AAA     $   1,748,325
                     Tax Bonds (City of Philadelphia Funding Program), Series of
                     1994, 7.000%, 6/15/14 (Pre-refunded to 6/15/05)
       500,000      Pennsylvania Higher Educational Facilities Authority                 10/98 at 102       N/R***           517,670
                     (Commonwealth of Pennsylvania), Lycoming College Bonds, Series
                     of 1988, 8.375%, 10/01/18 (Pre-refunded to 10/01/98)
      650,000       City of Philadelphia, Pennsylvania, Gas Works Bonds,                 No Opt. Call          AAA           791,798
                     Twelfth Series B, 7.000%, 5/15/20
    1,450,000       The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,   4/00 at   100          AAA         1,548,629
                     Criminal Justice Center Refunding Bonds, Series of 1988, 7.800%,
                     4/01/18 (Pre-refunded to 4/01/00)
      935,000       The Municipal Authority of the Borough of West View (Allegheny       No Opt. Call          AAA         1,329,402
                     County, Pennsylvania), Special Obligation Bonds, Series of
                     1985A, 9.500%, 11/15/14
------------------------------------------------------------------------------------------------------------------------------------
                    Utilities - 11.9%

   2 ,000,000       Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102          AAA         2,000,000
                     Exempt Facilities Bonds (Shippingport Project), Series A, 5.375%,
                     6/01/28 (Alternative Minimum Tax) (WI)
    2,000,000       Cambria County Industrial Development Authority (Pennsylvania),      11/05 at 102          AAA         2,122,060
                     Pollution Control Refunding Bonds (Pennsylvania Electric Company
                     Project), 1995 Series A, 5.800%, 11/01/20
      800,000       Greater Lebanon Refuse Authority, Lebanon County (Pennsylvania),     11/02 at 100           A-           855,016
                     Solid Waste Bonds, Series of 1992, 7.000%, 11/15/04
    1,500,000       Lawrence County, Pennsylvania, Industrial Development Authority,      9/01 at 102         Baa2         1,618,965
                     Pollution Control Refunding Bond, Pennsylvania Power Company,
                     New Castle Project, Series A, 7.150%, 3/01/17
    1,610,000       Lehigh County Industrial Development Authority, Pollution Control    11/02 at 102          AAA         1,764,608
                     Refunding Bonds (Pennsylvania Power and Light Company Project),
                     1002 Series A, 6.400%, 11/01/21
      550,000       Lehigh County Industrial Development Authority, Pollution Control     8/05 at 102          AAA           604,153
                      Refunding Bonds (Pennsylvania Power and Light Company Project),
                      1995 Series A, 6.150%, 8/01/29
      950,000       Luzerne County Industrial Development Authority, Exempt Facilities   12/02 at 102           A-         1,050,415
                     Bonds (Pennsylvania Gas and Water Company Project), 1992 Series B,
                     7.125%, 12/01/22 (Alternative Minimum Tax)
    1,500,000       Luzerne County Industrial Development Authority, Exempt Facilities   12/04 at 102          AAA         1,709,085
                     Revenue Refunding Bonds (Pennsylvania Gas and Water Company
                     Project), 1994 Series A, 7.000%, 12/01/17 (Alternative
                     Minimum Tax)
    1,000,000       Northampton County Industrial Development Authority (Pennsylvania),   7/05 at 102          AAA         1,096,540
                     Pollution Control Refunding Bonds (Metropolitan Edison Company
                     Project), 1995 Series A, 6.100%, 7/15/21
                    City of Philadelphia (Pennsylvania), Gas Works Bonds, Fourteenth
                     Series:
    2,000,000        6.375%, 7/01/14                                                      7/03 at 102          AAA         2,205,479
    1,400,000        6.375%, 7/01/26                                                      7/03 at 102         Baa1         1,505,938
------------------------------------------------------------------------------------------------------------------------------------
                    Water and Sewer - 2.1%

    2,000,000       Allegheny County (Pennsylvania), Sanitary Authority, Sewer Bonds,    12/07 at 102          AAA         2,040,439
                     Series of 1997, 5.375%, 12/01/24
      860,000       South Wayne County Water and Sewer Authority, Pennsylvania,           4/02 at 102          N/R           934,879
                     Sewer Refunding Bond, 8.200%, 4/15/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$ 131,905,000       Total Investments--(cost $127,723,049)  99.1%                                                        137,281,787
=============-----------------------------------------------------------------------------------------------------------------------
                    Temporary Investments in Short-Term Municipal Securities - 0.7%
$ 1 ,000,000        Philadelphia Hospital and Higher Educational Facilities Authority.                        A-1+         1,000,000
============         (Childrens Hospital), Series A, Variable Rate Demand Bonds,
                     4.000%, 3/01/27+
                    ----------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.2%                                                                     276,634
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets -- 100%                                                                                 $ 138,558,421
                    ================================================================================================================


     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

     ***  Securities are backed by an escrow or trust containing sufficient
          U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     (WI) Security purchased on a when-issued basis (note 1).

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Virginia Municipal Bond Fund
                 May 31, 1998

     Principal                                                                               Optional Call                    Market
        Amount       Description                                                               Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                     Capital Goods 1.0%

 $   2,000,000       Industrial Development Authority of the County of Henrico, Virginia,     No Opt. Call        A-   $   2,074,560
                       Solid Waste Disposal Revenue Bonds, Series 1996A (Browning-Ferris
                       Industries of South Atlantic, Inc. Project), 5.450%, 1/01/14
                       (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Consumer Staples  0.8%

     1,500,000       Industrial Development Authority of the County of James City,             4/07 at 101        A+       1,592,565
                       Virginia, Sewage and Solid Waste Disposal Facilities
                       Revenue Bonds, Series 1997 (Anheuser Busch Project), 6.000%,
                       4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                     Education and Civic Organizations  11.0%

     1,000,000       Industrial Development Authority of the Nature Conservancy, Series        7/07 at 102       Aa1       1,025,910
                       1997A, Facility Revenue Bonds, Series 1997A, 5.450%, 7/01/27

       500,000       Medical College of Hampton Roads (Virginia), General Revenue Refunding   11/01 at 102        A-         540,865
                       Bonds, Series 1991A, 6.875%, 11/15/16

                     Industrial Development Authority of Loudoun County, Virginia,
                     University Facilities Revenue Refunding Bonds (The George Washington
                     University), Series of 1992:
       500,000         6.250%, 5/15/12                                                         5/02 at 102        A1         535,085
     2,225,000         6.250%, 5/15/22                                                         5/02 at 102        A1       2,369,469

     1,250,000       Industrial Development Authority of Rockingham County, Virginia,         10/03 at 102      Baa3       1,291,788
                       Educational Facilities Revenue Bonds (Bridgewater College),
                       Series 1993, 6.000%, 10/01/23

                     Staunton Industrial Development Authority, Educational Facilities
                       Revenue Bonds (Mary Baldwin College):
       350,000         5.900%, 11/01/03                                                       No Opt. Call       N/R         355,324
       370,000         6.000%, 11/01/04                                                       No Opt. Call       N/R         376,475

     2,000,000       University of Virginia, University General Revenues, Series B, 5.375%,    6/03 at 102       AA+       2,025,000
                       6/1/20

       750,000       Virginia College Building Authority, Educational Facilities Revenue       1/02 at 102       AAA         820,095
                       Refunding, Washington and Lee University Project, 6.400%, 1/01/12

       800,000       Virginia College Building Authority, Educational Facilities Revenue       5/02 at 102         A         884,728
                       Bonds (Randolph-Macon College Project), Series of 1992, 6.625%,
                       5/01/13

                     Virginia College Building Authority, Educational Facilities Revenue,
                     Marymount University Project:
     1,000,000         7.000%, 7/01/12                                                         7/02 at 102      BBB-       1,091,750
     1,400,000         7.000%, 7/01/22                                                         7/02 at 102      BBB-       1,520,302

     2,000,000       Virginia College Building Authority, Educational Facilities Revenue      10/02 at 102      BBB+       2,159,260
                       Refunding, Roanoke College Project, 6.625%, 10/15/12

     3,250,000       Virginia College Building Authority, Educational Facilities Revenue       4/03 at 102        A+       3,402,880
                       Refunding Bonds, Hampton University Project, Series of 1993, 5.750%,
                       4/01/14

                     Virginia College Building Authority, Educational Facilities Revenue
                     Bonds, The Washington and Lee University Project, Series of 1994:
     1,000,000         5.750%, 1/01/14                                                         1/04 at 102        AA       1,069,530
     1,000,000         5.800%, 1/01/24                                                         1/04 at 102       AAA       1,093,990

                     Industrial Development Authority of the City of Winchester (Virginia),
                     Educational Facilities First Mortgage Revenue Bonds (Shenandoah
                     University Project), Series 1994:
     1,800,000         6.700%, 10/01/14                                                       10/04 at 102        AA       2,006,280
       775,000         6.750%, 10/01/19                                                       10/04 at 102        AA         865,908

    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 4.4%

 $  2,000,000   Industrial Development Authority of Covington-Alleghany County, Virginia,     9/04 at 102          A1   $ 2,241,080
                  Pollution Control Facilities Refunding Revenue Bonds (Westvaco
                  Corporation Project), Series 1994, 6.650%, 9/01/18

    3,545,000   Industrial Development Authority of the Isle of Wight County, Virginia,       4/04 at 102          A1     3,888,262
                  Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                  Project), Series 1994, 6.550%, 4/01/24 (Alternative Minimum Tax)

    3,000,000   Industrial Development Authority of the Isle of Wight County, Virginia,       5/07 at 102          A-     3,176,490
                  Solid Waste Disposal Facilities Revenue Bonds (Union Camp Corporation
                  Project), Series 1997, 6.100%, 5/01/27 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.7%

    1,125,000   Industrial Development Authority of Albemarle County, Virginia, Health       10/02 at 102          A+     1,209,983
                  Services Revenue Bonds (The University of Virginia Health Services
                  Foundation), Series 1992, 6.500%, 10/01/22

    2,060,000   Industrial Development Authority of Albemarle County, Virginia, Hospital     10/03 at 102          A2     2,155,275
                  Refunding Revenue Bonds (Martha Jefferson Hospital), Series 1993,
                  5.875%, 10/01/13

    1,135,000   Industrial Development Authority of the City of Buena Vista, Virginia,   11/98 at 101 1/2         N/R     1,160,242
                  Hospital Facility Crossover Refunding Revenue Bonds (Stonewall
                  Jackson Hospital, Incorporated), Series 1987, 8.375%, 11/01/14

    2,000,000   Industrial Development Authority of Fairfax County, Virginia, Health          8/06 at 102          AA     2,151,620
                  Care Revenue Bonds (Inova Health System Project), Series 1996A,
                  6.000%, 8/15/26

    2,000,000   Industrial Development Authority of the City of Fredericksburg,               6/07 at 102         AAA     1,999,940
                  Virginia, Hospital Facilities Revenue Refunding Bonds (MediCorp
                  Health System Obligated Group), Series 1996, 5.250%, 6/15/23

    1,110,000   The Industrial Development Authority of the County of Giles,                 12/05 at 102          A+     1,173,947
                  Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project,
                  Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)

      500,000   Industrial Development Authority of the City of Hampton, Virginia,           11/04 at 102         Aa2       558,565
                  Hospital Revenue and Refunding Bonds (Sentara Hampton General
                  Hospital), Series 1994A, 6.500%, 11/01/12

    2,000,000   Industrial Development Authority of the County of Hanover (Virginia),        No Opt. Call         AAA     2,351,620
                Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical Center
                Project at Hanover Medical Park) (Guaranteed by Bon Secours Health
                System Obligated Group), 6.375%, 8/15/18

    2,000,000   Industrial Development Authority of the County of Hanover (Virginia),         8/05 at 102         AAA     2,055,100
                  Hospital Revenue Bonds, Series 1995 (Bon Secours Health System
                  Projects), 5.500%, 8/15/25

    1,250,000   Industrial Development Authority of Henry County, Virginia, Hospital          1/07 at 101          A+    1,328,325
                  Revenue Bonds (Memorial Hospital of Martinsville and Henry County),
                  Series 1997, 6.000%, 1/01/27

    1,700,000   Industrial Development Authority of Loudoun County, Virginia,                 6/05 at 102         AAA    1,792,599
                  Hospital Revenue Bonds (Loudoun Hospital Center), Series 1995,
                  5.800%, 6/01/20

    3,500,000   Industrial Development Authority of Norfolk (Virginia), Industrial           10/99 at 100         N/R    3,567,095
                  Development Revenue, James Barry, Robinson Institute Project,
                  7.700%, 10/01/06

    1,000,000   Industrial Development Authority of the City of Norfolk (Virginia),           8/07 at 102         AAA    1,001,600
                  Health Care Revenue Bonds, Series 1997 (Bon Secours Health System),
                  5.250%, 8/15/26

    2,080,000   Peninsula Ports Authority of Virginia, Health System Revenue and              7/02 at 102         Aa2    2,270,611
                  Refunding Bonds (Riverside Health System Project), Series 1992-A,
                  6.625%, 7/01/18

    2,000,000   Industrial Development Authority of the City of Roanoke, Virginia,            7/03 at 102         AAA    1,937,580
                  Hospital Revenue Refunding Bonds (Roanoke Memorial Hospitals,
                  Community Hospital of Roanoke Valley, Franklin Memorial
                  Hospital Project), Series 1993A, 5.000%, 7/01/24

    2,260,000   City of Virginia Beach Development Authority (Virginia), Hospital            11/01 at 102          AA    2,433,884
                  Revenue Bonds (Sentara Bayside Hospital), Series 1991, 6.300%,
                  11/01/21

                            Portfolio of Investments
                            Nuveen Flagship Virginia Municipal Bond Fund
                            (continued)
                            May 31, 1998

    Principal                                                                               Optional Call                     Market

       Amount   Description                                                                   Provisions*   Ratings**          Value

------------------------------------------------------------------------------------------------------------------------------------

                Housing/Multifamily - 3.9%

  $ 1,200,000   Fairfax County (Virginia), Redevelopment and Housing Authority, FHA-          9/06 at 102         AAA  $  1,262,472
                  Insured Mortgage Housing for the Elderly Revenue Refunding Bonds,
                  Series 1996 (Little River Glen), 6.100%, 9/01/26

                Harrisonburg (Virginia), Redevelopment and Housing Authority, Multi-
                Family Housing Revenue Refunding Bonds (United Dominion Projects),
                Series 1992:
    1,415,000     7.000%, 12/01/08                                                           12/02 at 102        BBB+     1,505,093
    2,040,000     7.100%, 12/01/15                                                           12/02 at 102        BBB+     2,166,174

    2,000,000   Newport News, Virginia, Redevelopment and Housing Authority, Mortgage         1/02 at 102         AAA     2,085,660
                  Revenue Refunding, West Apartments, Series A, 6.550%, 7/01/24

      480,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing              7/02 at 104        Baa2       528,509
                  Revenue Refunding Bonds, Series 1994 (Chase Heritage at Dulles
                  Project), 7.000%, 7/01/24

      700,000   Virginia State Housing Development Authority, Multi-Family,                   5/01 at 102         AA+       745,563
                  Series F, 7.000%, 5/01/04

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.9%

      315,000   Puerto Rico Housing Finance Corporation, Single Family Mortgage               9/00 at 102         AAA       334,911
                  Revenue, Portfolio 1, Series B, 7.650%, 10/15/22

      650,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/00 at 102         AA+       672,211
                  1990 Series B, Subseries B-4, 6.850%, 7/01/17

                Virginia Housing Development Authority, Commonwealth Mortgage Bonds,
                1992 Series A:
    3,000,000     7.100%, 1/01/17                                                             1/02 at 102         AA+     3,134,010
    1,000,000     7.100%, 1/01/22                                                             1/02 at 102         AA+     1,050,520
    4,000,000     7.150%, 1/01/33                                                             1/02 at 102         AA+     4,202,080
------------------------------------------------------------------------------------------------------------------------------------

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          7/05 at 102         AA+     1,058,760
                  Series C-1, 6.300%, 7/01/25 (Alternative Minimum Tax)

    2,000,000   Virginia State Housing Development Authority, Commonwealth Mortgage           7/05 at 102         AA+     2,107,360
                  Bonds, Series C, Subseries C-3, 6.125%, 7/01/22 (Alternative
                  Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.2%

      400,000   Richmond Virginia Industrial Development Authority, Medical Facility,         2/00 at 100         AA-       408,912
                  Richmond Metropolitan Blood Service, 7.125%, 2/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.0%

      715,000   Industrial Development Authority of Albemarle County, Virginia,               1/01 at 103         N/R       788,423
                  Mortgage Revenue Refunding Bonds, Series 1986A (FHA Insured Project),
                  8.900%, 7/15/26

    1,000,000   Health Center Commission for the County of Chesterfield (Virginia),          12/06 at 102         AAA     1,067,460
                  Mortgage Revenue Bonds (GNMA Collateralized-Lucy Corr Nursing Home
                  Project), Series 1996, 5.875%, 12/01/21

      500,000   Fairfax County Redevelopment and Housing Authority, Multifamily Housing      12/06 at 103         AAA       526,775
                  Revenue Refunding Bonds (FHA Insured Mortgage Loan-Paul Spring
                  Retirement Center), Series 1996 A, 6.000%, 12/15/28

      500,000   Front Royal and Warren County, Virginia, Industrial Development               1/06 at 100           A       541,915
                  Authority, Revenue Bonds (Heritage Hall XIII), Series 1986, 9.450%,
                  7/15/24

    1,190,000   Industrial Development Authority of the County of Henrico, Virginia,          7/03 at 102         AAA     1,263,625
                  Nursing Facility Insured-Mortgage Refunding Revenue Bonds (Cambridge
                  Manor Nursing Home), Series 1993, 5.875%, 7/01/19

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 6.7%

    1,000,000   Town of Abingdon, Virginia, General Obligation Capital Improvement            8/02 at 102           A     1,078,460
                  Bonds, Series 1992, 6.250%, 8/01/12

      730,000   City of Danville, Virginia, General Improvement Bonds of Fiscal Year          5/02 at 102          A3       804,883
                  1991-1992, 6.500%, 5/01/12

    1,500,000   City of Portsmouth, Virginia, General Obligation Bonds, Public                8/03 at 102         AA-     1,530,135
                  Utility Refunding Bonds, Series 1993, 5.500%, 8/01/19

      500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A       507,355
                  (General Obligation Bonds), 5.400%, 7/01/25

    Principal                                                                               Optional Call                     Market
       Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------

                Tax Obligation/General (continued)

  $ 1,500,000   Commonwealth of Puerto Rico, Public Improvement                           7/07 at 101 1/2         A    $  1,517,670
                  7/01/25 Bonds of 1997, 5.375%,

                Commonwealth of Puerto Rico, Public Improvement
                  Bonds of 1994 (General Obligation Bonds):
    2,575,000     6.450%, 7/01/17                                                             7/04 at 102         AAA     2,921,492
    2,500,000     6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA     2,843,050

    3,005,000   City of Richmond, Virginia, General Obligation Public                         7/03 at 102          AA     3,061,494
                   Improvement Bonds, Series 1993B, 5.500%, 7/15/23

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.4%

    2,300,000   Big Stone Gap, Virginia, Redevelopment and Housing Authority,                 9/05 at 102          AA     2,373,853
                  Commonwealth of Virginia Correctional Facility Lease Revenue Bonds
                  (Wallens Ridge Development Project), Series 1995, 5.500%, 9/01/15

    3,000,000   Industrial Development Authority of Brunswick County, Virginia,               7/06 at 102         AAA     3,115,170
                  Correctional Facility Lease Revenue Bonds, Series 1996, 5.500%, 7/01/17

    1,385,000   Fairfax County Redevelopment and Housing Authority (Virginia), Revenue        6/02 at 102         N/R     1,473,294
                  Bonds, 1992 Issue A (FCRHA Office Building), 7.500%, 6/15/18

    5,000,000   Hampton Roads (Virginia), Regional Jail Authority, Regional Jail              7/06 at 102         AAA     5,163,950
                  Facility Revenue Bonds, Series 1996A, 5.500%, 7/01/24

    2,000,000   Industrial Development Authority of the County of Henrico, Virginia,          8/05 at 102          AA     2,328,480
                  Public Facility Lease Revenue Bonds (Henrico County Regional Jail
                  Project), Series 1994, 7.000%, 8/01/13

      750,000   Loudoun County, Virginia, Certificates of Participation, Series E,           No Opt. Call         AAA       936,420
                  7.200%, 10/01/10

    1,500,000   Peninsula Airport Commission, Virginia, Airport Improvement Revenue,          7/01 at 102         Aa2     1,649,115
                  7.300%, 7/15/21 (Alternative Minimum Tax)

                Prince William County, Virginia, Industrial Development Authority,
                Lease Revenue:
    2,000,000     6.000%, 2/01/14                                                             2/06 at 102          A2     2,131,980
    1,000,000     6.000%, 2/01/18                                                             2/06 at 102          A2     1,076,110

    2,500,000   Prince William County Park Authority (Virginia), Revenue Bonds, Series       10/04 at 102          A-     2,818,875
                  1994, 6.875%, 10/15/16

    2,250,000   Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A     2,358,113
                  Bonds, Series Y of 1996, 5.500%, 7/01/36

    1,500,000   Richmond (Virginia), Redevelopment and Housing Authority, Project            3/05 at 102          AAA     1,619,700
                  Revenue Bonds (1994 Old Manchester Project), Series 1994, 6.800%,
                  3/01/15

    1,000,000   Virginia Public School Authority, School Financing Bonds, Series             8/04 at 102           AA     1,108,710
                  1994 A, 6.200%, 8/01/13

                Virginia State Public School Authority, Series B:
    1,000,000     5.750%, 8/01/15                                                           8/05 at 102            AA     1,067,450
    1,210,000     5.625%, 8/01/16                                                           8/05 at 102            AA     1,271,359

-----------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.2%

    2,250,000   Capital Region Airport Commission, Richmond (Virginia), International        7/05 at 102          AAA     2,343,263
                  Airport Projects, Airport Revenue Bonds, Series 1995A, 5.625%,
                  7/01/25

      750,000   Charlottesville-Albemarle Airport Authority (Virginia), Airport Revenue      12/05 at 102         BBB       784,568
                  Refunding Bonds, Series 1995, 6.125%, 12/01/13 (Alternative Minimum Tax)

                Loudoun County, Virginia, Industrial Development Authority, Air
                Cargo Facility Revenue, Washington Dulles Air Cargo:
      210,000     6.625%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         N/R       215,019
    3,000,000     7.000%, 1/01/09 (Alternative Minimum Tax)                                   1/01 at 102         N/R     3,144,150
      600,000     6.500%, 1/01/09 (Alternative Minimum Tax)                                   1/06 at 102         N/R       634,500

                Metropolitan Washington Airports Authority, Airport System Revenue Bonds,
                Series 1992A:
    1,500,000     6.625%, 10/01/19 (Alternative Minimum Tax)                                 10/02 at 102         AAA     1,640,265
    1,500,000     6.250%, 10/01/21 (Alternative Minimum Tax)                                 10/02 at 102         AAA     1,620,240

    1,000,000   Metropolitan Washington Airports Authority, Airport System Revenue Bonds,    10/04 at 102         AAA     1,041,560
                  Series 1994A, 5.750%, 10/01/20 (Alternative Minimum Tax)

      770,000   Metropolitan Washington D C. Apartments Authority, Virginia General          10/07 at 101         AA-       790,205
                  Airport Revenue, Series B, 5.500%, 10/01/23 (Alternative Minimum Tax)

                            Portfolio of Investments
                            Nuveen Flagship Virginia Municipal Bond Fund
                            (continued)
                            May 31, 1998

    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

  $ 1,900,000   Puerto Rico Ports Authority, Special Facilities, American Airlines,           6/06 at 102        BBB-  $  2,057,738

                  Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)

    1,000,000   Virginia Port Authority, Port Facilities Revenue Bonds, Series 1997,          7/07 at 101         AAA     1,024,140

                  5.500%, 7/01/24 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.3%

      750,000   Chesapeake Bay Bridge and Tunnel District, General Resolution Revenue         7/01 at 102         AAA       814,403

                  Bonds Refunding, Series 1991, 6.375%, 7/01/22 (Pre-refunded to 7/01/01)

    1,000,000   Industrial Development Authority of Covington-Alleghany County, Virginia,     4/02 at 102       A-***     1,103,070
                  Hospital Facility Revenue Bonds (Alleghany Regional Hospital), Series
                  1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

      500,000   Fairfax County Redevelopment and Housing Authority (Virginia), Revenue       11/99 at 102      N/R***       534,005

                  Bonds (Vinson Pavilion Project), 1989 Series A, 7.500%, 11/01/19
                  (Pre-refunded to 11/01/99)

      150,000   Fairfax County (Virginia), Water Authority, Water Refunding Revenue           4/07 at 102         AAA       170,220

                  Bonds, Series 1992, 6.000%, 4/01/22 (Pre-refunded to 4/01/07)

      250,000   Martinsville, Virginia, Industrial Development Authority, Hospital            1/01 at 100       A2***       267,655

                  Facility Revenue, Memorial Hospital Martinsville and Henry, 7.000%,
                  1/01/11 (Pre-refunded to 1/01/01)

    2,000,000   Peninsula Ports Authority, Virginia, Health Care Facilities Revenue           8/06 at 100     BBB+***     2,332,400

                  Refunding, Mary Immaculate Project, 7.000%, 8/01/17 (Pre-refunded to 8/01/06)

    5,250,000   Industrial Development Authority of the County of Prince William             10/05 at 102       A2***     6,131,318

                  (Virginia), Hospital Facility Revenue Bonds (Potomac Hospital
                  Corporation of Prince William), Series 1995, 6.850%, 10/01/25
                  (Pre-refunded to 10/01/05)

    1,000,000   Prince William County Service Authority (Virginia), Water and Sewer           7/01 at 100         AAA     1,057,380

                  System Revenue Bonds, Series 1991, 6.000%, 7/01/29 (Pre-refunded to 7/01/01)

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series R,      7/02 at 101 1/2     BBB+***     1,091,460

                  6.250%, 7/01/17 (Pre-refunded to 7/01/02)

    1,000,000   Virginia College Building Authority, Educational Facilities Revenue           4/99 at 102      N/R***     1,052,000

                  Bonds (Hampton University Project), Series of 1989A, 7.750%, 4/01/14
                  (Pre-refunded to 4/01/99)

      580,000   Virginia State Resource Authority, Water and Sewer System Revenue            11/98 at 102       AA***       604,212

                  Bonds (Pooled Loan Program), 1986 Series A (Mandatory Redemption
                  November 1, 2013), 7.600%, 11/01/16 (Pre-refunded to 11/01/98)

      410,000   Virginia State Resource Authority, Water and Sewer System Revenue,           11/99 at 102       AA***       437,376

                  Pool A, 7.650%, 11/01/16  (Pre-refunded to 11/01/99)

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.0%

    2,110,000   Halifax County Industrial Development Authority (Old Dominion                12/02 at 102          A+     2,287,683

                  Electric Cooperative), 6.500%, 12/01/12 (Alternative Minimum Tax)

    2,500,000   Mecklenburg County, Virginia, Industrial Development Authority, Exempt        5/01 at 102          A1     2,698,900

                  Facility, Mecklenburg Cogen, Series A, 7.350%, 5/01/08 (Alternative
                  Minimum Tax)

    2,000,000   City of Richmond, Virginia, Public Utility Revenue and Refunding Bonds,       1/08 at 101          A+     1,971,380

                  Series 1998A, 5.125%, 1/15/28

    1,000,000   Industrial Development Authority of Russell County, Virginia, Pollution      11/00 at 102        Baa1     1,087,020

                  Control Revenue Bonds (Appalachian Power Company Project), Series G,
                  7.700%, 11/01/07

    1,500,000   Southeastern Public Service Authority of Virginia, Senior Revenue Bonds,      7/03 at 102          A-     1,561,290

                  Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13 (Alternative
                  Minimum Tax)

    1,000,000   Virginia State Resource Authority, Solid Waste Disposal System Revenue,      11/02 at 102          AA     1,105,700
                  Series B, 6.750%, 11/01/12

    1,960,000   Virginia Resources Authority, Solid Waste Disposal System Revenue Bonds,      4/05 at 102          AA     2,015,076

                  (County of Prince William, Virginia, Refunding), 1995 Series A, 5.500%,
                  4/01/15

----
22


    Principal                                                                               Optional Call                    Market
       Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.3%

 $  1,000,000   Blacksburg-Virginia Polytechnic Institute Sanitation Authority               11/02 at 102           A  $  1,067,950
                  (Virginia), Sewer System Revenue Bonds, Series of 1992,
                  6.250%, 11/01/12

    6,000,000   Fairfax County Water Authority (Virginia), Water Refunding Revenue            4/07 at 102          AA     5,879,400
                  Bonds, Series 1997, 5.000%, 4/01/29

                Fairfax County Water Authority (Virginia), Water Refunding Revenue
                Bonds, Series 1992:
     850,000      6.000%, 4/01/22                                                             4/07 at 102          AA       931,949
   1,625,000      5.750%, 4/01/29                                                             4/02 at 100          AA     1,672,109

    1,000,000   Frederick-Winchester Service Authority (Virginia), Regional Sewer            10/03 at 102         AAA     1,054,310
                  System Refunding Revenue Bonds, Series 1993, 5.750%, 10/01/15

    2,500,000   Henrico County, Virginia, Water and Sewer System Refunding Revenue            5/02 at 100         Aa2     2,650,350
                  Bonds, Series 1992, 6.250%, 5/01/13

    2,500,000   Leesburg, Virginia, Utility System Revenue Refunding, 5.125%, 7/01/22         7/07 at 102         AAA     2,477,675

    1,000,000   Loudoun County Sanitation Authority (Virginia), Water and Sewer               1/03 at 102         AAA     1,090,270
                  System Revenue Refunding Bonds, Series 1992, 6.250%, 1/01/16

    1,000,000   Loudoun County Sanitation Authority, Series 1996, Refunding,                  1/07 at 102         AAA       990,470
                  5.125%, 1/01/26

    4,000,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System          1/04 at 102         AAA     3,908,760
                  Revenue Refunding Bonds, Series of 1993, 5.000%, 7/01/21

    2,215,000   Upper Occoquan Sewage Authority (Virginia), Regional Sewerage System          7/16 at 100         AAA     2,268,005
                  Revenue Bonds, Series of 1995A, 5.150%, 7/01/20

    1,000,000   Virginia Resources Authority, Sewer System Revenue Bonds, 1995               10/05 at 102          AA     1,064,599
                  Series A (Hopewell Regional Wastewater Treatment Facility Project),
                  6.000%, 10/01/25 (Alternative Minimum Tax)

    1,000,000   Virginia Resources Authority, Water and Sewer System Revenue Bonds,          10/05 at 102          AA     1,031,459
                  1995 Series A (Sussex County Project), 5.600%, 10/01/25

      500,000   Virginia State Resource Authority, Water and Sewer System Revenue,           10/98 at 103          AA       520,564
                  Lot 7, Rapidan Service Authority, 7.125%, 10/01/16

    1,500,000   Virginia Resources Authority, Water System Refunding Revenue Bonds,           4/02 at 100          AA     1,583,114
                  1992 Series A, 6.125%, 4/01/19
-----------------------------------------------------------------------------------------------------------------------------------
 $195,675,000   Total Investments - (cost $191,320,993) - 97.8%                                                         207,572,313
=============----------------------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities - 0.5%

 $  1,000,000   Roanoke Industrial Development Authority (Carilion), Variable Rate                               A-1+     1,000,000
=============     Demand Bonds, 4.000%, 7/01/27+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,681,273
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 212,253,586
                ===================================================================================================================


     * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

     **   Ratings (not covered by the report of independent public accountants):
          Using the higher of Standard & Poor's or Moody's rating.

     *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

     N/R  Investment is not rated.

     + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998

                                                                                 Maryland        Pennsylvania            Virginia
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $ 65,382,530        $137,281,787        $207,572,313
Temporary investments in short-term municipal securities, at
  amortized cost, which approximates market value (note 1)                             --           1,000,000           1,000,000
Cash                                                                              285,953             367,969           1,079,235
Receivables:
  Interest                                                                      1,368,966           2,236,414           3,615,367
  Shares sold                                                                      65,263             276,398             207,666
Other assets                                                                       65,712             114,855             124,388
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             67,168,424         141,277,423         213,598,969
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                --           2,000,000                  --
  Shares redeemed                                                                      --              39,546             298,011
Accrued expenses:
  Management fees (note 6)                                                         26,897              10,577              80,244
  12b-1 distribution and service fees (notes 1 and 6)                               5,803              18,504              35,182
  Other                                                                             9,067              44,453              48,853
Dividends payable                                                                 163,505             605,922             883,093
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           205,272           2,719,002           1,345,383
---------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                          $ 66,963,152        $138,558,421        $212,253,586
=================================================================================================================================
Class A Shares (note 1)
Net assets                                                                   $ 17,426,678        $ 65,826,333        $133,965,543
Shares outstanding                                                              1,650,115           6,160,765          12,109,723
Net asset value and redemption price per share                               $      10.56        $      10.68        $      11.06
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                           $      11.02        $      11.15        $      11.54
=================================================================================================================================
Class B Shares (note 1)
Net assets                                                                   $  2,332,092        $  2,639,660        $  3,894,469
Shares outstanding                                                                220,882             246,587             352,195
Net asset value, offering and redemption price per share                     $      10.56        $      10.70        $      11.06
=================================================================================================================================
Class C Shares (note 1)
Net assets                                                                   $  2,605,799        $  8,912,066        $ 15,659,587
Shares outstanding                                                                246,839             834,762           1,416,364
Net asset value, offering and redemption price per share                     $      10.56        $      10.68        $      11.06
=================================================================================================================================
Class R Shares (note 1)
Net assets                                                                   $ 44,598,583        $ 61,180,362        $ 58,733,987
Shares outstanding                                                              4,216,426           5,727,633           5,310,426
Net asset value, offering and redemption price per share                     $      10.58        $      10.68        $      11.06
=================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of Operations
                            Year Ended May 31, 1998

                                                                                 Maryland         Pennsylvania             Virginia
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                   $  3,547,176         $  7,603,763         $ 11,915,238
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                          350,579              708,933            1,103,025
12b-1 service fees - Class A (notes 1 and 6)                                       31,906              121,297              256,577
12b-1 distribution and service fees - Class B (notes 1 and 6)                      11,344               10,643               16,407
12b-1 distribution and service fees - Class C (notes 1 and 6)                      16,799               54,660              104,827
Shareholders' servicing agent fees and expenses                                    51,670              131,948              157,156
Custodian's fees and expenses                                                      45,445               53,772               59,940
Trustees' fees and expenses (note 6)                                                1,204                2,452                4,009
Professional fees                                                                  14,215               14,687               14,895
Shareholders' reports - printing and mailing expenses                              37,640               53,417               59,378
Federal and state registration fees                                                 5,785                4,815                3,988
Other expenses                                                                      2,612                3,610                4,412
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       569,199            1,160,234            1,784,614
  Expense reimbursement (note 6)                                                  (36,658)            (440,918)            (316,199)

-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      532,541              719,316            1,468,415
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           3,014,635            6,884,447           10,446,823
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                     38,164            1,203,144              382,323
Net change in unrealized appreciation or depreciation of investments            1,872,963            4,263,803            7,151,615
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       1,911,127            5,466,947            7,533,938
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $  4,925,762         $ 12,351,394         $ 17,980,761
===================================================================================================================================

                                 See accompanying notes to financial statements.
25

                      Statement of Changes in Net Assets

                                                                                                      Maryland
                                                                                 ------------------------------------------------
                                                                                   Year Ended     4 Months Ended       Year Ended
                                                                                      5/31/98            5/31/97          1/31/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $  3,014,635       $    961,469     $  2,797,118
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                                     38,164           (122,456)          68,885
Net change in unrealized appreciation or depreciation
   of investments                                                                   1,872,963            116,827       (1,067,755)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          4,925,762            955,840        1,798,248
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                           (744,781)          (202,348)        (444,620)
   Class B                                                                            (45,159)              (690)             N/A
   Class C                                                                            (91,846)           (28,646)         (71,252)
   Class R                                                                         (2,152,261)          (726,336)      (2,248,162)
From accumulated net realized gains from investment
   transactions:
   Class A                                                                                 --                 --               --
   Class B                                                                                 --                 --              N/A
   Class C                                                                                 --                 --               --
   Class R                                                                                 --                 --               --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                          (3,034,047)          (958,020)      (2,764,034)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
   Nuveen Pennsylvania/Virginia (note 1)                                                   --                 --               --
Net proceeds from shares issued as a capital contribution                                  --                 --
Net proceeds from sale of shares                                                    9,987,470          3,009,545        9,011,948
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                    2,015,880            626,481        1,781,550
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   12,003,350          3,636,026       10,793,498
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                            (5,468,111)        (2,607,528)      (8,005,106)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                             6,535,239          1,028,498        2,788,392
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                          8,426,954          1,026,318        1,822,606
Net assets at the beginning of year                                                58,536,198         57,509,880       55,687,274
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                    $ 66,963,152       $ 58,536,198     $ 57,509,880
=================================================================================================================================
Balance of undistributed net investment income at end of year                    $     18,057       $     37,469     $     34,020
=================================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares prior to February 1, 1997.


                                 See accompanying notes to financial statements.
26

                                                                                Pennsylvania                  Virginia
                                                                      ----------------------------  -----------------------------
                                                                         Year Ended     Year Ended     Year Ended      Year Ended
                                                                            5/31/98       5/31/97*        5/31/98       5/31/97**
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   6,884,447  $   4,041,330  $  10,446,823   $   8,156,974
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         1,203,144         46,769        382,323         772,114
Net change in unrealized appreciation or depreciation
  of investments                                                          4,263,803      1,490,845      7,151,615       2,690,836
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               12,351,394      5,578,944     17,980,761      11,619,924
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1) From undistributed net investment income:
   Class A                                                               (3,203,991)    (2,665,076)    (6,589,893)     (6,499,935)
   Class B                                                                  (49,039)        (1,816)       (72,610)         (2,778)
   Class C                                                                 (346,415)      (264,780)      (637,996)       (588,320)
   Class R                                                               (3,306,035)    (1,082,438)    (3,128,186)     (1,059,930)
From accumulated net realized gains from investment transactions:
   Class A                                                                 (123,729)            --       (116,144)             --
   Class B                                                                   (1,903)            --         (1,295)             --
   Class C                                                                  (14,187)            --        (12,972)             --
   Class R                                                                 (122,743)            --        (53,068)             --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (7,168,042)    (4,014,110)   (10,612,164)     (8,150,963)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
  Nuveen Pennsylvania/Virginia (note 1)                                          --     68,634,295             --      67,765,255
Net proceeds from shares issued as a capital contribution                        --         33,360             --          33,360
Net proceeds from sale of shares                                         20,611,181      7,311,629     26,410,433      14,267,420
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                           4,302,789      1,622,041      6,677,292       3,941,869
---------------------------------------------------------------------------------------------------------------------------------
                                                                         24,913,970     77,601,325     33,087,725      86,007,904
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (11,137,451)    (8,401,239)   (19,538,617)    (26,796,317)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  13,776,519     69,200,086     13,549,108      59,211,587
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                               18,959,871     70,764,920     20,917,705      62,680,548
Net assets at the beginning of year                                     119,598,550     48,833,630    191,335,881     128,655,333
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 138,558,421  $ 119,598,550  $ 212,253,586   $ 191,335,881
=================================================================================================================================
Balance of undistributed net investment income at end of year         $       6,187  $      27,220  $      24,149   $       6,011
=================================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Pennsylvania (note 1).

** Information represents eight months of Flagship Virginia and four months of Virginia (note 1).

                                 See accompanying notes to financial statements.
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Maryland Municipal Bond Fund, the Nuveen Flagship Pennsylvania Municipal Bond Fund and the Nuveen Flagship Virginia Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen Maryland Tax-Free Value Fund ("Nuveen Maryland") was reorganized into the Trust and renamed Nuveen Maryland Municipal Bond Fund ("Maryland"). Nuveen Maryland Tax-Free Value Fund had a January 31 fiscal year end prior to being reorganized into the Trust and now has a May 31 fiscal year end. Flagship Pennsylvania Triple Tax Exempt Fund ("Flagship Pennsylvania") and Nuveen Pennsylvania Tax-Free Value Fund ("Nuveen Pennsylvania") reorganized into Nuveen Flagship Pennsylvania Municipal Bond Fund ("Pennsylvania"). Flagship Virginia Double Tax Exempt Fund ("Flagship Virginia") and Nuveen Virginia Tax-Free Value Fund ("Nuveen Virginia") reorganized into Nuveen Flagship Virginia Municipal Bond Fund ("Virginia"). Prior to these reorganizations, Flagship Pennsylvania and Flagship Virginia were each a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Pennsylvania and Nuveen Virginia were each a series of the Nuveen Multistate Tax-Free Trust. Nuveen Pennsylvania and Nuveen Virginia each had a fiscal year end of January 31 prior to being reorganized into Pennsylvania and Virginia, respectively, which have retained the fiscal year end of Flagship Pennsylvania and Flagship Virginia.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Pennsylvania had an outstanding when-issued purchase commitment of $2,000,000. There were no such outstanding purchase commitments in Maryland or Virginia.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                            Maryland
                                        -----------------------------------------------------------------------------------
                                             Year Ended                  4 Months Ended                Year Ended
                                               5/31/98                      5/31/97                      1/31
                                        -----------------------------------------------------------------------------------
                                         Shares        Amount        Shares          Amount        Shares       Amount
---------------------------------------------------------------------------------------------------------------------------
 Shares sold:
  Class A                               464,364    $  4,845,395      173,922     $  1,782,262      599,512   $  6,107,242
  Class B                               213,521       2,237,985       14,619          149,109          N/A            N/A
  Class C                                68,184         714,237       19,110          194,556       82,446        841,446
  Class R                               209,535       2,189,853       86,096          883,618      201,418      2,063,260
Shares issued to shareholders due
  to reinvestment of distributions:
  Class A                                53,642         561,120       14,385          146,945       30,226        308,915
  Class B                                 1,687          17,707           14              147          N/A            N/A
  Class C                                 6,886          71,952        2,157           22,020        5,415         55,286
  Class R                               130,430       1,365,101       44,709          457,369      138,494      1,417,349
---------------------------------------------------------------------------------------------------------------------------
                                      1,148,249      12,003,350      355,012        3,636,026    1,057,511     10,793,498
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                              (134,447)     (1,409,630)     (72,253)        (733,516)    (137,185)    (1,394,119)
  Class B                                (8,959)        (93,717)          --               --          N/A            N/A
  Class C                               (33,614)       (349,287)      (9,738)         (99,104)     (32,039)      (327,651)
  Class R                              (345,224)     (3,615,477)    (173,454)      (1,774,908)    (615,881)    (6,283,336)
---------------------------------------------------------------------------------------------------------------------------
                                       (522,244)     (5,468,111)    (255,445)      (2,607,528)    (785,105)    (8,005,106)
---------------------------------------------------------------------------------------------------------------------------
Net increase                            626,005    $  6,535,239       99,567     $  1,028,498      272,406   $  2,788,392
===========================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares prior to February 1, 1997.

                                                                                Pennsylvania
                                                    -----------------------------------------------------------------------
                                                             Year Ended                              Year Ended
                                                              5/31/98                                 5/31/97*
                                                    -----------------------------------------------------------------------

                                                     Shares             Amount                Shares             Amount
---------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Pennsylvania:
   Class A                                                --         $         --            1,011,604         $ 10,326,580
   Class B                                                --                   --                   --                   --
   Class C                                                --                   --              101,246            1,033,183
   Class R                                                --                   --            5,610,682           57,274,532
Shares issued as a capital contribution:
   Class A                                                --                   --                  817                8,340
   Class B                                                --                   --                  817                8,340
   Class C                                                --                   --                  817                8,340
   Class R                                                --                   --                  817                8,340
Shares sold:
   Class A                                         1,036,447           10,930,439              390,922            3,976,377
   Class B                                           223,667            2,375,027               21,356              217,925
   Class C                                           290,257            3,081,110              168,084            1,709,951
   Class R                                           401,273            4,224,605              137,689            1,407,376
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           172,750            1,815,747               96,590              980,201
   Class B                                             2,572               27,340                   73                  740
   Class C                                            25,872              271,646               13,846              140,564
   Class R                                           207,616            2,188,056               49,269              500,536
---------------------------------------------------------------------------------------------------------------------------
                                                   2,360,454           24,913,970            7,604,629           77,601,325
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (477,420)          (5,039,815)            (512,221)          (5,199,195)
   Class B                                            (1,898)             (20,305)                  --                   --
   Class C                                           (98,010)          (1,035,568)            (111,867)          (1,144,394)
   Class R                                          (477,624)          (5,041,763)            (202,089)          (2,057,650)
---------------------------------------------------------------------------------------------------------------------------
                                                  (1,054,952)         (11,137,451)            (826,177)          (8,401,239)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                       1,305,502         $ 13,776,519            6,778,452         $ 69,200,086
===========================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Pennsylvania (note 1).

                                                                                 Virginia
                                                  -------------------------------------------------------------------------
                                                             Year Ended                               Year Ended
                                                              5/31/98                                 5/31/97*
                                                  -------------------------------------------------------------------------

                                                    Shares             Amount                Shares               Amount
---------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Virginia:
   Class A                                                --         $         --              873,399         $  9,273,783
   Class B                                                --                   --                   --                   --
   Class C                                                --                   --              109,201            1,158,978
   Class R                                                --                   --            5,399,536           57,332,494
Shares issued as a capital contribution:
   Class A                                                --                   --                  785                8,340
   Class B                                                --                   --                  785                8,340
   Class C                                                --                   --                  786                8,340
   Class R                                                --                   --                  785                8,340
Shares sold:
   Class A                                         1,437,801           15,756,900              938,620            9,896,915
   Class B                                           326,829            3,585,765               36,862              391,987
   Class C                                           363,753            3,972,294              307,161            3,231,156
   Class R                                           282,345            3,095,474               70,304              747,362
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                           370,069            4,035,466              304,589            3,213,145
   Class B                                             3,820               41,944                    9                   98
   Class C                                            59,523              649,924               23,878              251,837
   Class R                                           178,519            1,949,958               45,124              476,789
---------------------------------------------------------------------------------------------------------------------------
                                                   3,022,659           33,087,725            8,111,824           86,007,904
---------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                        (1,169,518)         (12,775,202)          (1,966,406)         (20,767,054)
   Class B                                           (14,233)            (156,135)              (1,877)             (19,915)
   Class C                                          (105,398)          (1,154,489)            (399,175)          (4,241,028)
   Class R                                          (499,196)          (5,452,791)            (166,991)          (1,768,320)
---------------------------------------------------------------------------------------------------------------------------
                                                  (1,788,345)         (19,538,617)          (2,534,449)         (26,796,317)
---------------------------------------------------------------------------------------------------------------------------
Net increase                                       1,234,314         $ 13,549,108            5,577,375         $ 59,211,587
===========================================================================================================================

* Information represents eight months of Flagship Virginia and four months of Virginia (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                                                 Maryland        Pennsylvania           Virginia
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                       $  .0400            $  .0465            $  .0460
   Class B                                                                          .0335               .0400               .0395
   Class C                                                                          .0350               .0420               .0410
   Class R                                                                          .0415               .0485               .0480
---------------------------------------------------------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                                 Maryland        Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                                        $11,639,224         $39,490,527        $17,222,293
   Temporary municipal investments                                              6,300,000          13,950,000         11,300,000
Sales:
   Investments in municipal securities                                          4,605,736          25,937,929          6,320,490
   Temporary municipal investments                                              7,000,000          12,950,000         10,300,000
--------------------------------------------------------------------------------------------------------------------------------

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                   Maryland             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Expiration Year:
   2002                                                                                           $  96,343            $  70,165
   2003                                                                                             377,963                   --
   2004                                                                                                  --              152,699
   2005                                                                                             121,857                   --
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $ 596,163            $ 222,864
================================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                                           Maryland           Pennsylvania              Virginia
--------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                         $ 4,058,685            $ 9,558,738          $ 16,288,087
   depreciation                                                             (10,455)                    --               (36,767)
--------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                             $ 4,048,230            $ 9,558,738          $ 16,251,320
================================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


Average Daily Net Asset Value                                                                                    Management Fee
--------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                           .5500 of 1%
For the next $125 million                                                                                            .5375 of 1
For the next $250 million                                                                                            .5250 of 1
For the next $500 million                                                                                            .5125 of 1
For the next $1 billion                                                                                              .5000 of 1
For net assets over $2 billion                                                                                       .4750 of 1
================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                           Maryland            Pennsylvania             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                   $ 157,160               $ 241,907            $ 473,783
Paid to authorized dealers                                                  132,479                 208,021              406,908
================================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                           Maryland            Pennsylvania             Virginia
--------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                        $ 95,507              $ 144,528             $ 172,673
================================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                            $ 16,043              $ 28,993           $ 45,284
================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                                  $  5,743              $  3,584           $ 10,169
================================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                               Maryland          Pennsylvania           Virginia
--------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                              $ 63,493,028       $ 128,201,634      $ 196,211,498
Balance of undistributed net investment income                                     18,057               6,187             24,149
Accumulated net realized gain (loss) from investment transactions                (596,163)            791,862           (233,381)
Net unrealized appreciation of investments                                      4,048,230           9,558,738         16,251,320
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                   $ 66,963,152       $ 138,558,421      $ 212,253,586
================================================================================================================================

                             Financial Highlights

                            Financial Highlights


                            Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                               Investment Operations               Less Distributions
                                         ---------------------------------  ---------------------------------



                                                           Net
                              Beginning              Realized/                                                 Ending
                                   Net        Net   Unrealized                   Net                              Net
Year Ended                       Asset Investment   Investment            Investment    Capital                 Asset       Total
May 31,                          Value Income (a)  Gain (Loss)     Total      Income       Gain       Total     Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND
Class A (9/94)
1998                           $ 10.25      $ .48       $ .32    $   .80     $ (.49)     $   --     $ (.49)   $ 10.56       7.95%
1997(c)                          10.25        .16         .01        .17       (.17)         --       (.17)     10.25       1.63
1997(d)                          10.43        .46        (.15)       .31       (.49)         --       (.49)     10.25       3.06
1996(d)                           9.60        .48         .85       1.33       (.50)         --       (.50)     10.43      14.07
1995(e)                           9.84        .20        (.23)      (.03)      (.21)         --       (.21)      9.60       (.26)
Class B (3/97)
1998                             10.25        .41         .31        .72       (.41)         --       (.41)     10.56       7.16
1997(f)                          10.29        .10        (.04)       .06       (.10)         --       (.10)     10.25        .83
Class C (9/94)
1998                             10.24        .43         .32        .75       (.43)         --       (.43)     10.56       7.44
1997(c)                          10.24        .15          --        .15       (.15)         --       (.15)     10.24       1.43
1997(d)                          10.42        .39        (.16)       .23       (.41)         --       (.41)     10.24       2.28
1996(d)                           9.59        .41         .84       1.25       (.42)         --       (.42)     10.42      13.24
1995(e)                           9.75        .16        (.15)       .01       (.17)         --       (.17)      9.59        .12
Class R (12/91)
1998                             10.26        .51         .32        .83       (.51)         --       (.51)     10.58       8.23
1997(c)                          10.26        .17          --        .17       (.17)         --       (.17)     10.26       1.68
1997(d)                          10.44        .47        (.14)       .33       (.51)         --       (.51)     10.26       3.29
1996(d)                           9.61        .51         .84       1.35       (.52)         --       (.52)     10.44      14.33
1995(d)                          10.62        .51       (1.01)      (.50)      (.51)         --       (.51)      9.61      (4.58)
1994(d)                           9.91        .51         .72       1.23       (.50)       (.02)      (.52)     10.62      12.71

PENNSYLVANIA**
Class A (10/86)
1998                           $ 10.25      $ .56       $ .45     $ 1.01     $ (.56)     $ (.02)    $ (.58)   $ 10.68      10.05%
1997                             10.00        .57         .25        .82       (.57)         --       (.57)     10.25       8.37
1996                             10.21        .59        (.20)       .39       (.60)         --       (.60)     10.00       3.83
1995                             10.06        .60         .16        .76       (.61)         --       (.61)     10.21       7.90
1994                             10.38        .61        (.32)       .29       (.61)         --       (.61)     10.06       2.70
Class B (2/97)
1998                             10.27        .48         .45        .93       (.48)       (.02)      (.50)     10.70       9.23
1997(f)                          10.21        .16         .06        .22       (.16)         --       (.16)     10.27       2.18
Class C (2/94)
1998                             10.25        .50         .45        .95       (.50)       (.02)      (.52)     10.68       9.50
1997                              9.99        .51         .26        .77       (.51)         --       (.51)     10.25       7.88
1996                             10.21        .53        (.21)       .32       (.54)         --       (.54)      9.99       3.16
1995                             10.06        .54         .16        .70       (.55)         --       (.55)     10.21       7.31
1994(f)                          10.71        .16        (.64)      (.48)      (.17)         --       (.17)     10.06     (13.46)/*/
Class R (2/97)
1998                             10.25        .58         .45       1.03       (.58)       (.02)      (.60)     10.68      10.30
1997(f)                          10.21        .20         .03        .23       (.19)         --       (.19)     10.25       2.31
----------------------------------------------------------------------------------------------------------------------------------



                                                                  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
                                                              Ratio                     Ratio
                                                             of Net                    of Net
                                              Ratio of   Investment     Ratio of   Investment
                                               Expenses    Income to     Expenses    Income to
                                             to Average      Average   to Average      Average
                                             Net Assets   Net Assets   Net Assets   Net Assets
                                                 Before       Before        After        After  Portfolio
Year Ended                     Ending Net    Reimburse-   Reimburse-   Reimburse-   Reimburse-   Turnover
May 31,                      Assets (000)          ment         ment     ment (a)     ment (a)       Rate
-----------------------------------------------------------------------------------------------------------
MARYLAND
Class A (9/94)
1998                             $ 17,427          1.00%        4.56%         .94%        4.62%         7%
1997(c)                            12,977          1.02*        4.83*         .95*        4.90*         3
1997(d)                            11,788          1.12         4.67         1.00         4.79          4
1996(d)                             6,860          1.33         4.41         1.00         4.74         17
1995(e)                             1,605          1.59*        4.67*        1.00*        5.26*        35
Class B (3/97)
1998                                2,332          1.75         3.79         1.69         3.85          7
1997(f)                               150          1.76*        3.94*        1.70*        4.00*         3
Class C (9/94)
1998                                2,606          1.55         4.01         1.49         4.07          7
1997(c)                             2,103          1.57*        4.28*        1.50*        4.35*         3
1997(d)                             1,985          1.87         3.93         1.75         4.05          4
1996(d)                             1,438          2.06         3.73         1.75         4.04         17
1995(e)                               860          1.86*        4.44*        1.75*        4.55*        35
Class R (12/91)
1998                               44,599           .80         4.76          .74         4.82          7
1997(c)                            43,306           .82*        5.03*         .75*        5.10*         3
1997(d)                            43,738           .87         4.94          .75         5.06          4
1996(d)                            47,389          1.04         4.78          .75         5.07         17
1995(d)                            42,741           .89         5.14          .75         5.28         35
1994(d)                            47,822           .86         4.74          .75         4.85          4
-----------------------------------------------------------------------------------------------------------

PENNSYLVANIA**
Class A (10/86)
1998                             $ 65,826           .95%        4.94%         .61%        5.28%        20%
1997                               55,667          1.09         5.22          .70         5.61         46
1996                               44,392          1.13         5.42          .79         5.76         65
1995                               42,600          1.29         5.68          .89         6.08         50
1994                               42,226          1.17         5.55          .91         5.80         21
Class B (2/97)
1998                                2,640          1.70         4.14         1.34         4.50         20
1997(f)                               229          1.72*        4.47*        1.35*        4.84*        46
Class C (2/94)
1998                                8,912          1.50         4.39         1.16         4.73         20
1997                                6,320          1.63         4.68         1.25         5.06         46
1996                                4,442          1.34         5.19         1.68         4.85         65
1995                                3,118          1.39         5.50         1.84         5.05         50
1994(f)                             1,697          1.41*        4.91*        1.68*        4.64*        21
Class R (2/97)
1998                               61,180           .75         5.14          .41         5.48         20
1997(f)                            57,383           .77*        5.45*         .39*        5.83*        46
-----------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) For the four months ended May 31.

(d) For year ended January 31.

(e) From commencement of class operations as noted through January 31.

(f) From commencement of class operations as noted.

  Selected data for a share outstanding throughout each period is as follows:
                                        ----------------------

Class (Inception Date)
                                               Investment Operations              Less Distributions
                                         --------------------------------  --------------------------------



                                                             Net
                              Beginning                Realized/                                                Ending
                                    Net         Net   Unrealized                  Net                              Net
Year Ended                        Asset  Investment   Investment           Investment     Capital                Asset        Total
May 31,                           Value  Income (a)  Gain (Loss)    Total      Income        Gain     Total      Value   Return (b)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA**
Class A (3/86)
1998                            $ 10.66       $ .56        $ .41    $ .97      $ (.56)    $ (.01)    $ (.57)   $ 11.06       9.30%
1997                              10.40         .58          .25      .83        (.57)        --       (.57)     10.66       8.20
1996                              10.56         .57         (.15)     .42        (.58)        --       (.58)     10.40       4.03
1995                              10.36         .59          .20      .79        (.59)        --       (.59)     10.56       7.99
1994                              10.82         .60         (.31)     .29        (.60)      (.15)      (.75)     10.36       2.62
Class B (2/97)
1998                              10.66         .48          .41      .89        (.48)      (.01)      (.49)     11.06       8.53
1997(c)                           10.62         .16          .04      .20        (.16)        --       (.16)     10.66       1.94
Class C (10/93)
1998                              10.65         .50          .42      .92        (.50)      (.01)      (.51)     11.06       8.81
1997                              10.39         .52          .26      .78        (.52)        --       (.52)     10.65       7.61
1996                              10.56         .51         (.16)     .35        (.52)        --       (.52)     10.39       3.37
1995                              10.36         .53          .20      .73        (.53)        --       (.53)     10.56       7.40
1994(c)                           11.24         .34         (.78)    (.44)       (.34)      (.10)      (.44)     10.36      (7.13)*
Class R (2/97)
1998                              10.66         .59          .41     1.00        (.59)      (.01)      (.60)     11.06       9.54
1997(c)                           10.62         .20          .04      .24        (.20)        --       (.20)     10.66       2.26
------------------------------------------------------------------------------------------------------------------------------------



                                                                   Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
                                                                  Ratio                     Ratio
                                                                 of Net                    of Net
                                                  Ratio of   Investment     Ratio of   Investment
                                                  Expenses    Income to     Expenses    Income to
                                                to Average      Average   to Average      Average
                                                Net Assets   Net Assets   Net Assets   Net Assets
                                                    Before       Before        After        After  Portfolio
Year Ended                        Ending Net    Reimburse-   Reimburse-   Reimburse-   Reimburse-   Turnover
May 31,                         Assets (000)          ment         ment     ment (a)     ment (a)       Rate
---------------------------------------------------------------------------------------------------------------
VIRGINIA**
Class A (3/86)
1998                               $ 133,966           .90%        4.99%         .74%        5.15%         3%
1997                                 122,252          1.00         5.19          .74         5.45         23
1996                                 117,677          1.06         5.18          .83         5.41         17
1995                                 112,643          1.10         5.50          .79         5.81         50
1994                                 107,502          1.06         5.11          .64         5.53         17
Class B (2/97)
1998                                   3,894          1.64         4.20         1.51         4.33          3
1997(c)                                  381          1.66*        4.49*        1.47*        4.68*        23
Class C (10/93)
1998                                  15,660          1.44         4.44         1.29         4.59          3
1997                                  11,700          1.55         4.63         1.29         4.89         23
1996                                  10,978          1.60         4.62         1.38         4.84         17
1995                                   6,537          1.65         4.93         1.34         5.24         50
1994(c)                                4,759          1.79*        4.20*        1.14*        4.85*        17
Class R (2/97)
1998                                  58,734           .70         5.19          .54         5.35          3
1997(c)                               57,002           .71*        5.50*         .52*        5.69*        23
---------------------------------------------------------------------------------------------------------------

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Virginia.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

----
39

Building a Better Portfolio
Can Make You a Successful Investor





Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund


Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information






Board of Trustees                       Transfer Agent and
                                        Shareholder Services
Robert P. Bremner
Lawrence H. Brown                       As of August 8, 1998
Anthony T. Dean                         The Chase Manhattan Bank
Anne E. Impellizzeri                    4 New York Plaza
Peter R. Sawers                         New York, NY 10004-2413
William J. Schneider                    (800) 257-8787
Timothy R. Schwertfeger
Judith M. Stockdale                     Legal Counsel

                                        Morgan, Lewis &
                                        Bockius LLP
                                        Washington, D.C.
Fund Manager
                                        Independent Public
Nuveen Advisory Corp.                   Accountants
333 West Wacker Drive
Chicago, IL 60606                       Arthur Andersen LLP
                                        Chicago, IL

                       Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

1898
Nuveen 1998
Our Second Century
Helping investors sustain wealth of a lifetime.(TM)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                           PART C--OTHER INFORMATION

ITEM 23: EXHIBITS.

(b) Exhibits:

 a(1).     Declaration of Trust of Registrant. Filed as Exhibit 1(a) to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
 a(2).     Amended and Restated Establishment and Designation of Series
           of Shares of Beneficial Interest dated October 11, 1996. Filed as Exhibit 1(b) to Registrant's Registration Statement on Form
           N-1A (File No. 333-16617) and incorporated herein by reference thereto.
 a(3).     Certificate for the Establishment and Designation of Classes
           dated July 10, 1996. Filed as Exhibit 1(c) to Registrant's
           Registration Statement on Form N-1A (File No. 333-16617) and
           incorporated herein by reference thereto.
 a(4).     Incumbency Certificate. Filed as Exhibit 1(d) to Post-Effec-
           tive Amendment No. 1 to Registrant's Registration Statement on
           Form N-1A (File No. 333-16617) and incorporated herein by ref-
           erence thereto.
    b.     By-Laws of Registrant. Filed as Exhibit 2 to Registrant's Reg-
           istration Statement on Form N-1A (File No. 333-16617) and in-
           corporated herein by reference thereto.
    c.     Specimen certificates of Shares of each Fund. Filed as Exhibit
           4 to Registrant's Registration Statement on Form N-1A (File
           No. 333-16617) and incorporated herein by reference thereto.
 d(1).     Investment Management Agreement between Registrant and Nuveen
           Advisory Corp. Filed as Exhibit 5 to Post-Effective Amendment
           No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference
           thereto.
 d(2).     Renewal of Investment Management Agreement dated May 5, 1998.
 e(1).     Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated. Filed as Exhibit 6 to Post-Effective Amend-
           ment No. 1 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference
           thereto.
 e(2).     Renewal of Distribution Agreement dated July 31, 1998.
    f.     Not applicable.
    g.     Custodian Agreement between Registrant and Chase Manhattan
           Bank. Filed as Exhibit 8 to Post-Effective Amendment No. 1 to
           Registrant's Registration Statement on Form N-1A (File No.
           333-16617) and incorporated herein by reference thereto.
    h.     Transfer Agency Agreement between Registrant and Chase Global
           Funds Services Company.
    i.     Opinion of Morgan, Lewis, and Bockius LLP.
 j(1).     Consent of Arthur Andersen LLP, Independent Public Accoun-
           tants.
 j(2).     Consent of Deloitte & Touche, Independent Auditors.
    k.     Not applicable.
    l.     Not applicable.
    m.     Plan of Distribution and Service Pursuant to Rule 12b-1 for
           the Class A Shares, Class B Shares and Class C Shares of each
           Fund. Filed as Exhibit 15 to Registrant's Registration State-
           ment on Form N-1A (File No. 333-16617) and incorporated herein by reference thereto.
    n.     Financial Data Schedule.
    o.     Multi-Class Plan Adopted Pursuant to Rule 18f-3. Filed as Ex-
           hibit 18 to Registrant's Registration Statement on Form N-1A
           (File No. 333-16617) and incorporated herein by reference
           thereto.
 z(1).     Original Powers of Attorney for each Director authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to exe-
           cute the Registration Statement on his or her behalf. Filed as
           Exhibit 99(a) to Post-Effective Amendment No. 1 to Regis-
           trant's Registration Statement on Form N-1A (File No. 333-
           16617) and incorporated herein by reference thereto.
 z(2).     Certified copy of Resolution of Board of Trustees authorizing the signing of the names of trustees and officers on the Reg-
           istrant's Registration Statement pursuant to power of attor-
           ney.
 z(3).     Code of Ethics and Reporting Requirements. Filed as Exhibit
           99(c) to Post-Effective Amendment No. 1 to Registrant's Regis-
           tration Statement on Form N-1A (File No. 333-16617) and incor-
           porated herein by reference thereto.

ITEM 24: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 25: INDEMNIFICATION
Section 4 of Article XII of Registrant's Amended and Restated Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                                ----------------

The trustees and officers of the Registrant are covered by an Investment Trust Errors and Omission policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been Executive Vice President and Director of The John Nuveen Company and John Nuveen & Co. Incorporated; and Director of Nuveen Institutional Advisory Corp.

ITEM 27: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND
PRINCIPAL          POSITIONS AND OFFICES                POSITIONS AND OFFICES
BUSINESS ADDRESS   WITH UNDERWRITER                     WITH REGISTRANT
-----------------------------------------------------------------------------
Timothy R.         Chairman of the Board,               Chairman of the Board
Schwertfeger       Chief Executive Officer and Director and Director
333 West Wacker
Drive
Chicago, IL 60606
Anthony T. Dean    President and Director               President and Trustee
333 West Wacker
Drive
Chicago, IL 60606
Bruce P. Bedford   Executive Vice President             None
333 West Wacker
Drive
Chicago, IL 60606
John P. Amboian    Executive Vice President             None
333 West Wacker    and Chief Financial Officer
Drive
Chicago, IL 60606
William Adams IV   Vice President                       None
333 West Wacker
Drive
Chicago, IL 60606
Alan G. Berkshire  Vice President and Secretary         Vice President and
333 West Wacker                                         Assistant Secretary
Drive
Chicago, IL 60606

                               POSITIONS AND                      POSITIONS AND
NAME AND PRINCIPAL             OFFICES                            OFFICES
BUSINESS ADDRESS               WITH UNDERWRITER                   WITH REGISTRANT
-------------------------------------------------------------------------------------
Clifton L. Fenton              Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan           Vice President                     Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy                 Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney             Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis              Vice President                     Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer         Vice President                     None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin                Vice President and                 Vice President and
333 West Wacker Drive          Assistant Secretary                Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz                Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers               Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.          Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow            Vice President                     Vice President and
333 West Wacker Drive          and Treasurer                      Treasurer
Chicago, IL 60606
Paul C. Williams               Vice President                     None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson             Vice President and                 None
333 West Wacker Drive          Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman           Vice President                     Vice President and
333 West Wacker Drive          and Secretary                      Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 28: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, 770 Broadway, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Funds.

ITEM 29: MANAGEMENT SERVICES
Not applicable.

ITEM 30: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Sharehold-ers upon request and without charge.

(d) The Registrant agrees to call a meeting of shareholders for the purpose of voting upon the question of the removal of any trustee or trustees when re-quested to do so in writing by the record holders of at least 10% of the Reg-istrant's outstanding shares and to assist the shareholders in communications with other shareholders as required by section 16(c) of the Act.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (A) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 30TH DAY OF SEPTEMBER, 1998.

                                     NUVEEN FLAGSHIP MULTISTATE TRUST I

                                          /s/ Gifford R. Zimmerman
                                     -----------------------------------------
                                          Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and            September 30, 1998
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)

     Timothy R. Schwertfeger     Chairman of the Board
                                  and Trustee (Principal
                                  Executive Officer)
         Anthony T. Dean         President and Trustee
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee                   /s/ Gifford R.
      Anne E. Impellizzeri       Trustee                    Zimmerman
         Peter R. Sawers         Trustee

                                                By____________________________
                                                        Gifford R. Zimmerman

  William J. Schneider     Trustee                        Attorney-in-Fact


   Judith M. Stockdale     Trustee
                                                      September 30, 1998

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS INCORPORATED BY REFERENCE TO THIS REGISTRATION STATEMENT.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
  EXHIBIT                                                            NUMBERED
  NUMBER                          EXHIBIT                              PAGE
  -------                         -------                          ------------
 d(2).     Renewal of Investment Management Agreement dated May
           5, 1998.
 e(2).     Renewal of Distribution Agreement dated July 31,
           1998.
  (h).     Transfer Agency Services Agreement.
  (i).     Opinion of Morgan Lewis & Bockius LLP.
 j(1).     Consent of Arthur Andersen LLP, Independent Public
           Accountants.
 j(2).     Consent of Deloitte & Touche LLP, Independent Audi-
           tors.
    n.     Financial Data Schedule.
 z(2).     Certified copy of Resolution of Board of Trustees au-
           thorizing the signing of the names of trustees and
           officers on the Registrant's Registration Statement
           pursuant to power of attorney.